As filed with the Securities and Exchange Commission on November 13, 2020

Registration File No. 333-240039

Registration File No. 811-23579

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

☑ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 2

☐ Post-Effective Amendment No

☑ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 2

Flat Rock Core Income Fund

(Exact Name of Registrant as Specified in Charter)

Robert K. Grunewald

Chief Executive Officer

1350 6th Avenue, 18th Floor

New York, NY 10019

(212) 596-3413

(Address and Telephone Number, Including Area Code, of Principal Executive Offices)

The Corporation Trust Company

Corporation Trust Center

1209 Orange St.

Wilmington, DE 19801

(Name and Address of Agent for Service)

Copies to:

Owen J. Pinkerton, Esq.

Thompson Hine LLP

1919 M Street, N.W.

Washington, DC 20036

(202) 331-8800

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box  ☐

If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans, check the following box  ☒

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box   ☐

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box  ☐

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to section 8(c) of the Securities Act

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act.

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share		Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Shares of Beneficial Interest, $0.001 par value per Share	N/A	$	N/A	$100,000,000	$10,910

(1)	Estimated solely for the purpose of calculating the registration fee, in accordance with Rule 457(o) of the Securities Act.
(2)	Registration fees in the amount of $129.80 were paid in connection with the initial filing of the registration statement on Form N-2 on July 23, 2020. Therefore, registration fees of $10,780.20 are transmitted herewith.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS

SUBJECT TO COMPLETION, DATED NOVEMBER 13, 2020

FLAT ROCK CORE INCOME FUND

Up to $100,000,000 in Common Shares of Beneficial Interest

Flat Rock Core Income Fund (the “Fund”) is a newly organized, continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund will offer to repurchase at least 5% of outstanding shares on a quarterly basis in accordance with the Fund’s repurchase policy. The repurchase offers are expected to be made in January, April, July and October of each year, beginning with the initial repurchase offer to be conducted in January 2021. For more information on the Fund’s repurchase policies and risks, please see “Repurchase Offers/Interval Fund Risk” in this Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing.  You are advised to read this Prospectus carefully and to retain it for future reference.  Additional information about the Fund, including a statement of additional information (“SAI”) dated [         ], 2020, has been filed with the Securities and Exchange Commission (“SEC”).  The table of contents of the SAI appears at Appendix A on page A-1 of this Prospectus. The SAI is available upon request and without charge by writing the Fund at c/o Flat Rock Global, LLC, 1350 6th Avenue, 18th Floor, New York, New York 10019.  You may also request a free copy of the Fund’s SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling (212) 596-3413 or by visiting the Fund’s website at www.flatrockglobal.com. The SAI, which is incorporated by reference into (legally made a part of) this Prospectus, is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Prospective investors should not construe the contents of this Prospectus or the SAI as legal, tax, or financial advice. Each prospective investor should consult his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund for such investor.

Investment Objective.  The Fund’s investment objective is the preservation of capital while generating current income from its debt investments and seeking to maximize the portfolio’s total return.

Principal Investment Strategies. The Fund pursues its investment objective by investing in a portfolio composed primarily of senior secured loans of U.S. middle-market companies (“Senior Loans”) and investment vehicles, such as collateralized loan obligations (“CLOs”), business development companies (“BDCs”) or senior loan facilities that provide the Fund with exposure to Senior Loans. The Fund expects that most of its Senior Loans will be made to borrowers with earnings before interest, taxes, depreciation and amortization, or EBITDA, of between $5 million and $75 million annually. The Fund may invest in lower grade investments, commonly called “junk,” which are either rated below investment grade by one or more nationally-recognized statistical rating agencies at the time of investment or may be unrated but determined by the Adviser to be of comparable quality. The Fund may invest without restriction as to credit rating or maturity/duration. See “Investment Objective, Policies and Strategies.”

Investment Adviser. Flat Rock Global, LLC (the “Adviser”), located at 1350 6th Avenue, 18th Floor, New York, New York 10019, serves as the Fund’s investment adviser pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) with the Fund.

Predecessor Fund. Flat Rock Capital Corp. (the “Predecessor Fund”), a Maryland corporation that is an externally managed, non-diversified, closed-end investment company that has elected to be regulated as a BDC under the Investment Company Act of 1940, as amended (the “1940 Act”), is expected to be reorganized into the Fund as of the date the Fund commences operations. The Adviser has managed the Predecessor Fund since 2017.

Securities Offered.  The Fund engages in a continuous offering of shares of beneficial interest of the Fund. The Fund is registered under the 1940 Act and is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its principal underwriter, ALPS Distributors, Inc. (the “Distributor”), under the terms of this Prospectus, up to $100,000,000 in common shares of beneficial interest, at a price equal to the net asset value (“NAV”) per share. Shares are not subject to a sales load or early withdrawal charges. The minimum initial investment is $1,000. Minimum investment amounts may be waived in the discretion of the Fund or the Adviser. Subsequent investments may be made with at least $1,000. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares but will use commercially reasonable efforts to sell the shares. See “Plan of Distribution.”

Price to Public	Proceeds to Registrant
At current NAV	Amount invested at current NAV

Investing in the Fund’s shares involves risks, including the following:

●	Shares of the Fund will not be listed on any securities exchange, which makes them inherently illiquid.

●	There is no secondary market for the Fund’s shares, and it is not anticipated that a secondary market will develop. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.

●	The shares of the Fund are not redeemable.

●	Although the Fund will offer to repurchase at least 5% of outstanding shares on a quarterly basis in accordance with the Fund’s repurchase policy, the Fund will not be required to repurchase shares at a shareholder’s option nor will shares be exchangeable for units, interests or shares of any security.

●	The Fund is not required to extend, and shareholders should not expect the Fund’s Board of Trustees to authorize, repurchase offers in excess of 5% of outstanding shares.

●	Regardless of how the Fund performs, an investor may not be able to sell or otherwise liquidate his or her shares whenever such investor would prefer and, except to the extent permitted under the quarterly repurchase offer, will be unable to reduce his or her exposure on any market downturn.

●	The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses. The amounts and timing of distributions that the Fund may pay, if any, is uncertain.

●	A return of capital to shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, shareholders may be subject to tax in connection with the sale of Shares, even if such Shares are sold at a loss relative to the shareholder’s original investment.

●	Shares are speculative and involve a high degree of risk, including the risk associated with below-investment grade securities and leverage.

See “Risk Factors” beginning on page 18 of this Prospectus.

Flat Rock Global, LLC

Investment Adviser

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, www.flatrockglobal.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

You may also elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you are a direct investor, by following the instructions included with paper Fund documents. Your election to receive reports in paper form will apply to all funds held with the fund complex or your financial intermediary.

i

PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus (the “Prospectus”) and in the statement of additional information (“SAI”), particularly the information set forth under the heading “Risk Factors.”

The Fund

Flat Rock Core Income Fund (the “Fund”) is a newly organized, continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that operates as an interval fund.  The Fund will offer to make repurchases of at least 5% of the Fund’s outstanding shares at a price equal to net asset value (“NAV”) per share on a quarterly basis. See “Quarterly Repurchases of Shares.”

The Fund will acquire all of the assets and liabilities and adopt the performance history of Flat Rock Capital Corp. (the “Predecessor Fund”) immediately prior to the Fund’s commencement of operations.

Closed-End Fund Structure. Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund’s shares will not be listed on a stock exchange and are subject to restrictions on transfer. Instead, the Fund will make quarterly repurchase offers to shareholders by offering to repurchase no less than 5% of the shares outstanding at NAV, which is discussed in more detail below. An investment in the Fund is suitable only for investors who can bear the risks associated with the quarterly repurchase offer and should be viewed as a long-term investment. The Fund, similar to a mutual fund, is subject to continuous asset in-flows, although not subject to the continuous out-flows.

Investor Suitability. An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

Investment Objective and Policies

Investment Objective. The Fund’s investment objective is the preservation of capital while generating current income from its debt investments and seeking to maximize the portfolio’s total return.

Investment Policies. The Fund pursues its investment objective by investing in a portfolio composed primarily of senior secured loans of U.S. middle-market companies (“Senior Loans”) and investment vehicles, such as collateralized loan obligations (“CLOs”), business development companies (“BDCs”) or senior loan facilities that provide the Fund with exposure to Senior Loans. The Fund expects that most of its Senior Loans will be made to borrowers with earnings before interest, taxes, depreciation and amortization, or EBITDA, of between $5 million and $75 million annually. The Fund may invest in lower grade investments, commonly called “junk,” which are either rated below investment grade by one or more nationally-recognized statistical rating agencies at the time of investment or may be unrated but determined by the Adviser to be of comparable quality. The Fund may invest without restriction as to credit rating or maturity/duration. To the extent that it invests in CLOs, the Fund expects to invest in the junior debt tranches of such CLOs. Additionally, the Fund may from time to time hold or invest in equity securities and other debt or equity securities generally arising from a restructuring of Senior Loan positions previously held by the Fund.

The Fund’s investment strategy is identical in all material respects to the investment strategy pursued by the Predecessor Fund.

The Fund may employ leverage, including borrowing from banks, in an amount of up to 33-1/3% of the Fund’s assets (defined as net assets plus borrowings). Leverage is primarily used to manage cash flows and increase the Fund’s ability to purchase investments to potentially take advantage of market opportunities.

The Adviser invests the Fund’s assets using an investment process that consists of four distinct phases: origination, credit evaluation, execution, and monitoring. During the origination phase, the Adviser sources investment opportunities through access to a network of individual contacts developed by its investment team in the financial services and related industries. Among these contacts is an extensive network of private equity firms and relationships with leading middle-market senior lenders. The Adviser evaluates the value of a business in a downside scenario, considering key criteria including (1) strong and resilient underlying business fundamentals, (2) a substantial equity cushion in the form of capital ranking junior in right of payment to our investment and (3) a conclusion that overall “downside” risk is manageable. The Adviser, through a consistent approach to credit evaluation and careful attention to the details of execution, seeks to close deals as fast or faster than competitive financing providers while maintaining discipline with respect to credit, pricing and structure to ensure the ultimate success of the financing. The Adviser considers observation rights (the ability to participate in portfolio company board meetings without being a member of the board), where appropriate, regular dialogue with company management and sponsors and detailed, internally generated monitoring reports to be critical to our performance. See “Asset Allocation Investment Process” below.

The Fund intends to achieve its objective by investing in a portfolio composed primarily of Senior Loans of U.S. middle-market companies and further by (i) accessing the established loan origination channels developed by our management team, (ii) selecting investments within our core middle-market focus, (iii) partnering with experienced private equity firms, or sponsors, in many cases with whom our management team has invested alongside in the past, (iv) implementing disciplined underwriting standards and (v) drawing upon the aggregate experience and resources of our management team. The Adviser expects that most of the Fund’s Senior Loans will be made to borrowers with EBITDA of between $5 million and $75 million annually. Target businesses will typically exhibit some or all of the following characteristics:

●	Annual EBITDA of $5 million to $75 million;

●	Sustainable leading positions in their respective markets;

●	Scalable revenues and operating cash flow;

●	Experienced management teams with successful track records;

●	Stable, predictable cash flows with low technology and market risks;

●	A substantial equity cushion in the form of capital ranking junior to our investment;

●	Low capital expenditures requirements;

●	A North American base of operations;

●	Strong customer relationships;

●	Products, services or distribution channels having distinctive competitive advantages;

●	Distinct strategy that requires high start-up costs or other obstacles that limit new competitors from easily entering the market; and

●	Demonstrated growth strategies.

The Adviser believes that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be met by each prospective portfolio company. See “Investment Objective, Policies, and Strategies.” The Fund may engage in frequent portfolio turnover, and frequency of portfolio turnover will not be a limiting factor if the Adviser considers it advantageous to purchase or sell securities.

Assets that cannot be invested promptly in accordance with the Fund’s investment objective will be held in cash or invested in cash equivalents.

To the extent consistent with the applicable liquidity requirements for interval funds set forth in Rule 23c-3 under the 1940 Act, the Fund may invest without limit in illiquid securities.

The Fund’s investment objective and policies, other than those policies identified in this Prospectus as “fundamental,” may be changed without the approval of shareholders.

Investment Strategy and Criteria Used in Selecting Investments

The Fund will employ a four-phase approach to investing in Senior Loans and investment vehicles that provide the Fund with exposure to Senior Loans. Investments will be made in Senior Loans to U.S. middle market companies based upon fundamental evaluation with specific attention to revenues and operating cash flows, customer relationships, and demonstrated growth strategies. The Fund will also evaluate investment opportunities in CLOs and senior loan facilities that provide it with exposure to Senior Loans as well as equity and debt investments in BDCs that own a portfolio primarily comprised of Senior Loans.

See “Investment Objective, Policies and Strategies” for further information on the Fund’s investment strategies and portfolio composition.

Management of the Fund

The services necessary for the Fund’s daily operations are provided by various service providers. See “Management of the Fund.”

Investment Adviser. Flat Rock Global, LLC, located at 1350 6th Avenue, 18th Floor, New York, New York 10019, serves as the Fund’s investment adviser pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) with the Fund. As of September 30, 2020, the Adviser managed more than $150 million in assets in the Predecessor Fund, a closed-end interval fund and a private fund. The Investment Advisory Agreement has an initial two-year term and is subject to annual renewal thereafter by the Fund’s Board of Trustees (the “Board” or the “Trustees”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is entitled to receive a management fee at the annual rate of 1.375% of average gross assets as of the end of the two most recently completed quarters, payable quarterly in arrears. (the “Advisory Fee”). See “Management of the Fund.”

In addition to the Advisory Fee, the Adviser in entitled to an incentive fee. The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on our “adjusted capital,” equal to 1.75% per quarter (or an annualized hurdle rate of 7.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus our operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser for any administrative services provided by the Adviser and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s Repurchase Program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

●	No incentive fee is payable in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 1.75% per quarter (or an annualized rate of 7.00%);

●	100% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.0586%. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.0586%) as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.0586% in any calendar quarter; and

●	15.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.0586% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (15.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

Predecessor Fund. Flat Rock Capital Corp. (the “Predecessor Fund”), a Maryland corporation that is an externally managed, non-diversified, closed-end investment company that has elected to be regulated as a BDC under the 1940 Act, is expected to be reorganized into the Fund immediately prior to the date the Fund commences operations (i.e., on or about November 20, 2020). Upon such reorganization, the Fund will acquire the assets and adopt the performance history of the Predecessor Fund. The investment objective, investment strategies, and limitations of the Fund are identical in all material respects to those of the Predecessor Fund.

The Adviser has managed the Predecessor Fund since 2017. Financial statements of the Predecessor Fund have been filed as part of the SAI.

Administrator and Accounting Agent.  ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the administrator and accounting agent for the Fund (the “Administrator”).

Transfer Agent. DST Systems, Inc. (the “Transfer Agent”) serves as transfer agent for the Fund.

Custodian. U.S. Bank serves as the Fund’s custodian (the “Custodian”).

Summary of Risks

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the risks that you assume when you invest in the Fund’s shares. The following is only a summary of certain of these risks; see “Risk Factors” for further information on the Fund’s principal investment risks. There can be no assurance that the order of risks below should be taken as an indication of the potential magnitude or probability of the possible consequences of the risks summarized below.

Senior Loan Risk. Investing in Senior Loans involves a number of significant risks. Below investment grade Senior Loans have historically experienced greater default rates than has been the case for investment grade securities. The Fund intends to achieve its investment objective by investing in a portfolio composed primarily of securities that are rated below investment grade by rating agencies, or that would be rated below investment grade if they were rated. In addition, many of the Fund’s Senior Loans are “bank loans” that may not be deemed to be “securities” for purposes of the federal securities laws. Bank loan providers may not have the protections of the anti-fraud provisions of the federal securities laws and must rely instead on contractual provisions in loan agreements and applicable common-law fraud protections.

Capital Markets Risk. The Fund is subject to the risk that from time to time, global capital markets may experience periods of disruption and instability, which could be prolonged and which could materially and adversely impact the broader financial and credit markets, have a negative impact on the valuations of the Fund’s investments and reduce the availability of debt and equity capital.

Competition Risk. The Fund will compete for investments with other investment companies, including BDCs, and investment funds (including private equity funds and mezzanine debt funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, also make similar investments in Senior Loans.

Covenant-lite Loans Risk. Many of the debt investments the Fund may acquire in the secondary market may have less restrictive covenant terms that provide it with fewer protections, called “covenant-lite” loans, that generally provide for fewer restrictions on the borrower’s operations and use of proceeds than do debt instruments that contain traditional financial and operating covenants.

Credit Risk. The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, and may fail, or become less able to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the Adviser require accurate and detailed credit analysis of issuers, and there can be no assurance that its analysis will be accurate or complete.

Equity Securities Risk. The Fund may invest in equity securities in various portfolio companies. Although equity securities historically have generated higher average total returns than debt securities over the long term, equity securities may experience more volatility in those returns than debt securities. The equity securities the Fund may acquire may fail to appreciate, decline in value or lose all value, and the Fund’s ability to recover its investment will depend on its portfolio company’s success.

Market Risk. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments.

Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Interest Rate Risk. The Fund’s debt investments are likely to be based on floating rates, such as the London Interbank Offered Rate (“LIBOR”), Euro Interbank Offered Rate (“EURIBOR”), the Federal Funds Rate or the Prime Rate. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments, the value of its shares and its rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on its investment income.

Collateral Risk. To the extent a Credit Investment is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the Credit Investment. An investment may represent an indirect ownership or lien on collateral that may have no value. As a result, any investment product with collateral may be unsecured. The value of the collateral may, at any point, be worth less than the value of the original investment.

Collateral Liquidation Risk. To the extent a Credit Investment is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the Credit Investment.

LIBOR Risk. The Fund typically uses LIBOR as a reference rate in term loans it extends to portfolio companies such that the interest due to the Fund pursuant to a term loan extended to a partner company is calculated using LIBOR. Any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of the Fund’s portfolio of LIBOR-indexed, floating-rate debt securities. Various financial industry groups have begun planning for the transition away from the use of LIBOR, but there are obstacles to converting certain securities and transactions to a new benchmark. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Liquidity Risk. The Fund’s investments are subject to liquidity risk. To the extent consistent with the applicable liquidity requirements for interval funds set forth in Rule 23c-3 under the 1940 Act, the Fund may invest without limit in illiquid securities. When there is little or no active trading market for specific types of securities, such as high-yield obligations and other derivative instruments, it can become more difficult to purchase or sell the securities at or near their perceived value.

Subordinate Claims Risk. Even though the Fund intends to generally invest in Credit Instruments, if one of its portfolio companies were to go bankrupt, depending on the facts and circumstances, a bankruptcy court might recharacterize the Fund’s debt investment and subordinate all or a portion of its claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, the Fund’s legal rights may be subordinated to other creditors.

OID and PIK Interest Income Risk. Although the Fund does not expect that a significant portion of its income will be comprised of original issue discount (“OID”), which may include payment-in-kind (“PIK”) interest, the Fund may make investments that include OID and PIK components. To the extent OID and PIK interest income constitute a portion of the Fund’s income, it will be exposed to risks associated with such income being required to be included in an accounting income and taxable income prior to receipt of cash

Private Placements Risk. Certain of the instruments in which the Fund may invest are restricted securities in that their disposition is restricted by the federal securities laws or otherwise, such as securities offered in a private placement pursuant to Section 4(a)(2) of the Securities Act.

CLO Risk. The Fund is subject to the risk that conditions in the market for Senior Loans may deteriorate, which may cause pricing levels to decline. As a result, the Fund may suffer unrealized depreciation and could incur realized losses in connect with the sale of over-the-counter debt securities.

BDC Risk. The Fund may invest in BDCs. BDCs have little or no operating history and may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly-traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets.

Hedging Risk. The Fund may enter into interest rate or currency hedges. Hedging against interest rate and currency fluctuations expose the Fund to additional risks and could harm its financial performance. The Fund’s use of hedging would not eliminate the risk that the value of its investments could decline or that its investment performance would be better off if it did not hedge. The effectiveness of the Fund’s hedging is dependent on the price it pays for the hedge and the correlation of the hedge to the risk it is designed to mitigate.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time.

Issuer and Non-Diversification Risk. Since the Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When the Fund invests in a relatively small number of issuers it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Active Trading Risks. The Fund is actively managed and may purchase and sell investments without regard to the length of time held. Active trading may have a negative impact on performance by increasing brokerage and other transaction costs and may generate greater amounts of net short-term capital gains, which, for taxable accounts, would be subject to tax at ordinary income tax rates.

Leveraging Risk. The Fund’s use of leverage (as described under “Leverage” in the body of this Prospectus) creates the opportunity for increased returns in the Fund, but it also creates special risks. To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful.

Valuation Risk. This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid, and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Service Provider Risk.  The Fund will rely on service providers selected by the Adviser, third party originators or by borrowers to store, transfer, buy, sell, liquidate, record or otherwise service assets. To the extent that a service provider or the technology deployed by a service provider fails to perform these tasks, the Fund’s investments may be adversely affected.

Repurchase Offers/Interval Fund Risk. Unlike many closed-end investment companies, the Fund’s shares are not listed on any national securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowings will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing net investment income. The Fund’s repurchase offers are shareholders’ only means of liquidity with respect to their shares.

Distribution Policy Risk. All or a portion of a distribution from the Fund may consist of a return of capital, as opposed to representing a distribution of income generated by the Fund. A return of capital generally is a return of a shareholder’s investment rather than a return of earnings or gains derived from the Fund’s investment activities.

Cybersecurity and Operational Risk. The Fund, its service providers, and third-party fund distribution platforms’ and shareholders’ ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.

Reinvestment Risk. Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities.

Middle Market Company Risk. The Fund will invest in middle market companies. Investing in middle-market companies is highly speculative and involves a high degree of risk of credit loss, and therefore the Fund’s securities may not be suitable for someone with a low tolerance for risk. Middle-market companies are more likely to be considered lower grade investments, commonly called “junk,” which are either rated below investment grade by one or more nationally-recognized statistical rating agencies at the time of investment or may be unrated but determined by the Adviser to be of comparable quality.

Prepayment Risk. The Fund is subject to the risk that its investments in Credit Instruments may be repaid prior to maturity. When this occurs, the Fund will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies.

See “Risk Factors” for further information on the Fund’s principal investment risks.

Repurchases of Shares

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer because shareholders, in total, may wish to sell more than 5% of the Fund’s shares. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Following a quarterly repurchase offer, the Fund is required to maintain liquid securities, cash or access to a bank line of credit in amounts sufficient to meet the quarterly redemption amount. See “Quarterly Repurchases of Shares.”

Distributions

The Fund’s distribution policy is to make quarterly distributions to shareholders. If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions to a shareholder in excess of the earnings and profits would first be a tax-free return of capital to the extent of such shareholder’s adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain for such shareholder (assuming the shares are held as capital assets).

U.S. Federal Income Tax Matters

The Fund intends to elect to be treated and to qualify each year for taxation as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund generally anticipates meeting these distribution requirements.  See “U.S. Federal Income Tax Matters.”

Dividend Reinvestment Policy

Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares under the Fund’s dividend reinvestment policy. Shareholders who elect not to participate in the Fund’s dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See “Dividend Reinvestment Policy.”

FUND EXPENSES

Shareholder Transaction Expenses	Percentage of Offering Price
Maximum Sales Load	None
Early Withdrawal Charges on Shares Repurchased Within 365 Days of Purchase	None

Percentage of Net Assets Attributable to Shares of Beneficial Interest
Annual Fund Operating Expenses
Management Fees(1)	2.1%
Incentive Fees	1.2%
Interest Payments on Borrowed Funds(2)	2.7%
Other Expenses(3)	1.3%
Acquired Fund Fees and Expenses(4)	0.1%
Total Annual Expenses	7.4%

(1)	The Fund pays a management fee to the Adviser in an annual amount equal to 1.375% of average gross assets as of the end of the two most recently completed quarters, payable quarterly in arrears.

(2)	These expenses represent estimated interest payments the Fund expects to incur in connection with its expected borrowing during the current fiscal year. Additionally, the interest rate used is based on an estimate of applicable market rates and is subject to change.

(3)	The purpose of the table above is to assist you in understanding the various costs and expenses you will bear directly or indirectly as an Investor in the Fund. The “Other Expenses” shown above are estimated based on average net assets of the Predecessor Fund for the current fiscal year. For a more complete description of the various costs and expenses of the Fund, see “Fees and Expenses.”

(4)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These indirect costs may include performance fees paid to the acquired fund’s adviser or its affiliates. It does not include brokerage or transaction costs incurred by the acquired funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund. Therefore, amounts may not agree with the Fund’s financial highlights.

The Fund Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment. The example assumes annual expenses attributable to shares remain unchanged from the levels described in the Fund Expenses Table above and assumes shares earn a 5% annual return.

1 Year	3 Years	5 Years	10 Years
$71	$209	$341	$646

The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly.  The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance since inception of the Predecessor Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The Fund, as the accounting successor of a reorganization, has adopted the operating history of the Predecessor Fund for financial reporting purposes. Therefore, the financial highlights shown below are those of the Predecessor Fund. The information shown below, except for the periods ended June 30, 2020 and June 30, 2019, has been derived from the Predecessor Fund’s audited financial statements and financial highlights. The financial statements for the year ended December 31, 2019 have been audited by Cohen & Company, Ltd., whose report, along with the Predecessor Fund’s financial statements, is included in the SAI, which is available upon request. The financial statements for the year ended December 31, 2018 and for the period May 3, 2017 (commencement of operations) through December 31, 2017 have been audited by KPMG LLP, whose report, along with the Predecessor Fund’s financial statements, is included in the SAI, which is available upon request.

					For the Period
	For the Six Months Ended		For the Years Ended		May 3, 2017 (commencement of operations) through
	June 30, 2020	June 30, 2019	December 31, 2019	December 31, 2018	December 31, 2017
Per Common Share Operating Performance
Net Asset Value, Beginning of Period	$19.76	$19.74	$19.74	$20.02	$-

Results of Operations:
Net Investment Income(1)	0.78	0.72	1.37	1.15	0.69
Net Realized and Unrealized Gain (Loss) on Investments(1)(5)	(0.40)	(0.03)	(0.01)	(0.13)	(0.13)
Net Increase (Decrease) in Net Assets Resulting from Operations	0.38	0.69	1.36	1.02	0.56

Distributions to Common Stockholders
Distributions from Net Investment Income			(1.34)	(1.30)	(0.34)
Return of Capital	(0.68)	(0.66)	-	-	(0.20)
Net Decrease in Net Assets Resulting from Distributions	(0.68)	(0.66)	(1.34)	(1.30)	(0.54)

Capital Share Transactions
Issuance of Common Stock	-	-	-	-	20.00
Net Increase (Decrease) Resulting from Capital Share Transactions	-	-	-	-	20.00
Net Asset Value, End of Period	$19.46	$19.77	$19.76	$19.74	$20.02

Shares Outstanding, End of Period	2,914,362	2,492,928	2,832,840	1,867,420	1,032,445

Ratio/Supplemental Data
Net assets, end of period	$56,720,995	$49,290,962	$55,969,870	$36,855,107	$20,669,649
Weighted-average shares outstanding	2,867,623	2,053,546	2,350,674	1,317,698	523,748
Total Return(3)	1.94%	3.48%	7.13%	5.07%	2.80%
Portfolio turnover	13.1%	87.2%	84.6%	136.5%	156.3%
Ratio of operating expenses to average net assets without waiver and reimbursement(2)(4)	7.62%	9.96%	8.83%	6.15%	11.95%
Ratio of operating expenses to average net assets with waiver and reimbursement(2)(4)	7.13%	8.09%	7.39%	3.52%	1.18%
Ratio of net investment income (loss) to average net assets without waiver and reimbursement(2)(4)	7.67%	5.17%	5.41%	2.84%	(5.71%)
Ratio of net investment income (loss) to average net assets with waiver and reimbursement(2)(4)	8.16%	7.04%	6.85%	5.47%	5.06%

(1)	The per common share data was derived by using weighted average shares outstanding.
(2)	The ratios reflect an annualized amount.
(3)	Total return is calculated as the change in net asset value (“NAV”) per share during the period, plus distributions per share (if any), divided by the beginning NAV per share. Total return is not annualized.
(4)	Includes interest expense of 2.07%, 1.77%, 2.92%, 0.53%, 0.23%, respectively, which is not subject to reimbursement by Flat Rock Global.
(5)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Consolidated Statement of Operations due to share transactions during the period.

SENIOR SECURITIES

Information about the senior securities of Flat Rock Capital Corp., the Predecessor Fund, as of December 31, 2019 and December 31, 2018, is shown in the following table. There were no senior securities outstanding as of December 31, 2017. The information shown in the table below was audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm.

Class and Period Ended	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit ($)	Involuntary Liquidating Preference per Unit	Average Market Value per Unit
Revolving Credit Facility
December 31, 2019	$30,048,313	$2,863	—	N/A
December 31, 2018	$23,668,554	$2,557	—	N/A

(1)	Total amount of each class of senior securities outstanding at principal value at the end of the period presented.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit”.
(3)	The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.
(4)	Not applicable to senior securities outstanding as of period end.

THE FUND

The Fund is a newly organized, continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.  The Fund was organized as a Delaware statutory trust on June 11, 2020.  The Fund’s principal office is located at 1350 6th Avenue, 18th Floor, New York, New York 10019 and its telephone number is (212) 596-3413.

USE OF PROCEEDS

The net proceeds of the continuous offering of shares will be invested in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after receipt, but in no event later than three months after receipt, consistent with market conditions and availability of suitable investments.  The Fund pays its organizational and offering expenses incurred with respect to its continuous offering.  Pending investment of net proceeds in accordance with the Fund’s investment objective and policies, the Fund invests in money market or short-term, fixed-income mutual funds.  Investors should expect, therefore, that before the Fund has fully invested proceeds in accordance with its investment objective and policies, the Fund’s assets would earn interest income at a modest rate which may be less than the Fund’s distribution rate.  As a result, the Fund’s distributions during this period may consist, in whole or in part, of a return of capital.  Any invested capital that is returned to the shareholder will be reduced by the Fund’s fees and expenses.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective. The Fund’s investment objective is the preservation of capital while generating current income from its debt investments and seeking to maximize the portfolio’s total return. No assurance can be given that the Fund’s investment objective will be achieved, and you could lose all of your investment in the Fund.

The Fund’s investment objective is “non-fundamental,” which means that it may be changed by the Board without the approval of shareholders. The Fund will provide shareholders at least 60 days’ notice prior to changing the Fund’s investment objective.

Investment Policies. The Fund pursues its investment objective by investing in a portfolio composed primarily of senior secured loans of U.S. middle-market companies (“Senior Loans”) and investment vehicles, such as CLOs, BDCs or senior loan facilities that provide the Fund with exposure to Senior Loans. The Fund expects that most of its Senior Loans will be made to borrowers with earnings before interest, taxes, depreciation and amortization, or EBITDA, of between $5 million and $75 million annually. The Fund may invest in lower grade investments, commonly called “junk,” which are either rated below investment grade by one or more nationally-recognized statistical rating agencies at the time of investment or may be unrated but determined by the Adviser to be of comparable quality. The Fund may invest without restriction as to credit rating or maturity/duration. To the extent that it invests in CLOs, the Fund expects to invest in the junior debt tranches of such CLOs. Additionally, the Fund may from time to time hold or invest in equity securities and other debt or equity securities generally arising from a restructuring of Senior Loan positions previously held by the Fund.

The Fund’s investment strategy is identical in all material respects to the investment strategy pursued by the Predecessor Fund.

Principal Investment Strategies. The Fund intends to achieve this objective by investing in a portfolio composed primarily of Senior Loans of U.S. middle-market companies and further by (i) accessing the established loan origination channels developed by its management team, (ii) selecting investments within its core middle-market focus, (iii) partnering with experienced private equity firms, or sponsors, in many cases with whom the Fund’s management team has invested alongside in the past, (iv) implementing disciplined underwriting standards and (v) drawing upon the aggregate experience and resources of its management team. The Fund expects that most of its Senior Loans will be made to borrowers with earnings before interest, taxes, depreciation and amortization, or EBITDA, of between $5 million and $75 million annually.

To enhance its opportunity for gain, the Fund intends to employ leverage as market conditions permit and at the discretion of the Adviser, but in no event will leverage employed exceed the amount permitted by the 1940 Act, which for the Fund is currently 33.33% of the value of its assets. The Fund believes when properly financed and hedged, its investment strategy can produce attractive risk-adjusted returns. The Fund may engage in frequent portfolio turnover, and frequency of portfolio turnover will not be a limiting factor if the Adviser considers it advantageous to purchase or sell securities.

Assets that cannot be invested promptly in accordance with the Fund’s investment objective will be held in cash or invested in cash equivalents.

To the extent consistent with the applicable liquidity requirements for interval funds set forth in Rule 23c-3 under the 1940 Act, the Fund may invest without limit in illiquid securities.

The Fund’s investment objective and policies, other than those policies identified in this Prospectus as “fundamental,” may be changed without the approval of shareholders.

Investment Strategy and Criteria Used in Selecting Investments

A Senior Loan is a type of corporate debt instrument extending credit to a borrower, usually one with existing outstanding debt, that is originated, structured, negotiated and administered by a financial institution or consortium of financial institutions. These consortiums may then syndicate loans of third-party investors. These investors are known as the primary market. After being placed into the primary market, other investors may seek to buy and sell Senior Loan positions to other third-party investors in over-the-counter transactions. This is known as the secondary market. Senior Loan investors in both the primary and secondary markets may include institutional investors, domestic and foreign banks, finance companies and securities firms. The Fund intends to invest in Senior Loans through both the primary and secondary markets.

Generally, Senior Loans are not rated investment grade by credit ratings agencies, and typically have high interest rates associated with them. Senior Loans are typically used as capital for a corporate transaction such as a merger, acquisition or leveraged buyout, a recapitalizations of the borrower’s balance sheet, as capital for refinancing existing debt, or to fund general corporate purposes or significant corporate projects.

Terms of a Senior Loan

A Senior Loan’s terms typically include floating interest rates, meaning that the interest from the loan is some specified percentage, or spread, added to a market index rate. Spreads are typically expressed in basis points and are defined at origination and may be adjusted over the life of a loan to account for changes in a borrower’s credit profile according to predefined credit covenants. Market spreads vary according to market dynamics. Interest rates are periodically reset to reflect changes in market index rates. The specified percentage depends on the perceived creditworthiness of the borrower, the loan terms, the security underlying the loan, the existing debt of the borrower, and other factors. The market index rate most typically used is LIBOR, usually the three-month LIBOR rate. Senior Loans also have comparatively short maturities relative to traditional corporate debt instruments such as high-yield bonds. Senior Loans are generally secured by some or even all of the assets of a borrower. This broad security interest means a higher recovery rate than for unsecured bonds or debt instruments subordinate in priority to the Senior Loans. Interest on Senior Loans is generally payable monthly or quarterly.

The Senior Loan Market

There is no uniform definition of the criteria of the Senior Loan market. Some industry practitioners define a Senior Loan market participant based on the applicable spread over the market index rate. Others define a Senior Loan market participant based on the issuer’s credit rating. Senior Loans are generally rated “Ba1” or lower by Moody’s, “BB+” or lower by Standard & Poors, or “BB+” or lower by Fitch Ratings, Inc., or Fitch (collectively, “below investment grade”). Others define a Senior Loan market participant based on the size of the issuer. The Fund expects most of its Senior Loans will be made to borrowers with EBITDA of between $5 million and $75 million annually.

Collateral of a Senior Loan

Senior Loans may be structured with various lien priorities on underlying collateral, with the market primarily split between first lien loans and second lien loans. Principal payments of second lien loans are generally paid after payments to first lien loans or other loans with seniority in priority of payments. As a result, second lien loans generally have a higher spread compared to first lien loans. The market for second lien loans is significantly smaller and less liquid than the market for first lien loans.

Market Opportunity

The Fund believes that the banking and financial services crisis, which began in the summer of 2007, created an opportunity for specialty financial services companies with experience negotiating, structuring and managing Senior Loan investments to capitalize on compelling opportunities to generate attractive yields for investors seeking current income. The Fund believes the following factors create favorable investment opportunities to generate attractive risk-adjusted returns for our shareholders.

●	The Senior Loan market provides investors seeking current income with an attractive risk-adjusted return profile. The interest on a Senior Loan is determined based on a spread over a market index rate that resets periodically. Further, the Fund expects the terms of its Senior Loans will generally provide for a “floor,” or minimum market index rate, thus providing protection during a period of dramatically falling interest rates. The Fund believes these characteristics offer it a form of interest rate protection in periods of rising and falling interest rates.

●	Senior Loans are typically collateralized by a company’s assets and structured with first lien or second lien priority on collateral. The structure of these loans provides for greater security and potential recovery in the event of default compared to other subordinated fixed-income products which have a lesser claim on the collateral or may be unsecured. These structural characteristics, combined with reduced volatility, attractive credit fundamentals and favorable liquidity, provide investors with an opportunity to generate attractive returns on an absolute and risk-adjusted basis.

●	Regulatory reform is making Senior Loans less attractive to banks. Due to the financial services crisis that began in the summer of 2007, banks became subject to increased regulatory restrictions which resulted in more stringent requirements concerning loan underwriting standards, documentation, and risk retention standards. As a result, the Fund believes the costs to comply with these guidelines has increased expenses in connection with holding Senior Loans, which has decreased the attractiveness of the terms of these loans from traditional providers of capital such as banks. These additional costs have led to a decreased ability and interest among traditional lenders in holding Senior Loans on their balance sheets. The Fund believes that alternative providers of capital to the Senior Loan market, such as the Fund, stand to benefit from this changed financial landscape.

●	Strong demand for debt capital. The Fund believes borrowers will continue to require capital to refinance existing debt, support growth and finance acquisitions. The financial difficulties and widespread consolidation in the U.S. financial services industry has reduced the capacity of lenders able to meet this demand. In addition, the Fund believes the large amount of uninvested capital held by funds of private equity firms will continue to drive demand for Senior Loans. The Fund believes that private equity firms will be active participants in acquisitions as a result of this uninvested capital, as these firms seek to generate yield for their investors. As private equity firms consider various acquisitions, they will seek to augment the use of their capital in such transactions with capital provided from other sources. One primary use of Senior Loans is to finance acquisitions by private equity firms. Thus, the Fund expects that private equity firms will continue to pursue acquisitions and to seek to leverage their equity investments with Senior Loans funded by alternative providers, such as the Fund.

●	Borrowers’ conservative capital structures. Following the recession caused by the credit crisis, which the U.S. Bureau of Labor Statistics defines as occurring between December 2007 and June 2009, lenders have required borrowers to decrease their leverage ratios, specifically to protect lenders during periods of economic downturns. The Fund believes that these conservative requirements have resulted in an improved financial condition of the borrowers and thus their ability to meet the terms of their debt obligations. The Fund further believes that these developments have increased the attractiveness of Senior Loans, as well as all debt instruments, to alternative providers of capital, such as the Fund.

Investment Criteria

Target businesses will typically exhibit some or all of the following characteristics:

●	Annual EBITDA of $5 million to $75 million;

●	Sustainable leading positions in their respective markets;

●	Scalable revenues and operating cash flow;

●	Experienced management teams with successful track records;

●	Stable, predictable cash flows with low technology and market risks;

●	A substantial equity cushion in the form of capital ranking junior to our investment;

●	Low capital expenditures requirements;

●	A North American base of operations;

●	Strong customer relationships;

●	Products, services or distribution channels having distinctive competitive advantages;

●	Distinct strategy that requires high start-up costs or other obstacles that limit new competitors from easily entering the market; and

●	Demonstrated growth strategies.

While the Fund believes that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be met by each prospective portfolio company.

Additionally, the Fund may from time to time hold or invest in equity securities and other debt or equity securities generally arising from a restructuring of Senior Loan positions previously held by it. The Adviser will also periodically evaluate all investments, both individually and as a component of our overall portfolio, to determine whether the Fund should acquire or dispose of any assets that are not Senior Loans on an opportunistic basis.

Other Information Regarding Investment Strategy. The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy, including in response to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio managers are subjective.

The Fund may invest, opportunistically, in the equity tranches of CLOs. The equity tranche, which is unrated and does not have a stated coupon, represents the most junior tranche in the CLO capital structure. The Fund will only invest in the equity tranche of a CLO if the investment was first offered to Flat Rock Opportunity Fund, an interval fund managed by the Adviser, that invests primarily in the equity tranches of CLOs that hold a portfolio of Senior Loans. Any such investments will be allocated in line with the Adviser’s policies and procedures. See “Conflicts of Interest.”

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) may vary (potentially greatly) from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover may result in higher transaction costs and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “U.S. Federal Income Tax Matters” herein.

RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. Before investing in the Fund you should consider carefully the following risks the Fund faces, together with the other information contained in the Prospectus. If any of these risks discussed in this Prospectus occurs, the Fund’s results of operations could be materially and adversely affected. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisers before deciding whether to invest in the Fund.

Senior Loans. Investing in Senior Loans involves a number of significant risks. Below investment grade Senior Loans have historically experienced greater default rates than has been the case for investment grade securities. The Fund intends to achieve its investment objective by investing in a portfolio composed primarily of securities that are rated below investment grade by rating agencies, or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. There can be no assurance as to the levels of defaults or recoveries that may be experienced on the Fund’s investments in Senior Loans. Senior Loans in which the Fund invests may be issued by companies with limited financial resources and limited access to alternative financing. Issuers of Senior Loans may be unable to meet their obligations under their debt securities that the Fund holds. Such developments may be accompanied by deterioration in the value of collateral backing its investments. This could lead to a decline in value of the Fund’s Senior Loan investments, which could result in a decline in the Fund’s net earnings and NAV. In addition, many of the Fund’s Senior Loans are “bank loans” that may not be deemed to be “securities” for purposes of the federal securities laws. Bank loan providers may not have the protections of the anti-fraud provisions of the federal securities laws and must rely instead on contractual provisions in loan agreements and applicable common-law fraud protections.

Capital Markets. From time to time, the global capital markets may experience periods of disruption and instability, which could be prolonged and which could materially and adversely impact the broader financial and credit markets, have a negative impact on the valuations of the Fund’s investments and reduce the availability to it of debt and equity capital. For example, between 2008 and 2009, instability in the global capital markets resulted in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. While the Fund’s investments are generally not publicly traded, applicable accounting standards require it to assume as part of its valuation process that its investments are sold in a principal market to market participants (even if the Fund plans on holding an investment through its maturity) and impairments of the market values or fair market values of its investments, even if unrealized, must be reflected in its financial statements for the applicable period, which could result in significant reductions to the Fund’s net asset value for the period. Equity capital may also be difficult to raise during periods of adverse or volatile market conditions. If the Fund is unable to raise capital or refinance existing debt on acceptable terms, then it may be limited in its ability to make new commitments or to fund existing commitments to its portfolio companies. Significant changes in the capital markets may also affect the pace of the Fund’s investment activity and the potential for liquidity events involving its investments. Thus, the illiquidity of the Fund’s investments may make it difficult for it to sell such investments to access capital if required, and as a result, the Fund could realize significantly less than the value at which it has recorded its investments if it were required to sell them for liquidity purposes.

Availability of Investment Opportunities; Competition. The activity of identifying, completing and realizing the types of investment opportunities targeted by the Adviser for the Fund is highly competitive and involves a significant degree of uncertainty. The Fund competes for investment opportunities with other investment companies and private investment vehicles, as well as the public debt markets, individuals and financial institutions, including investment banks, commercial banks and insurance companies, business development companies, strategic industry acquirers, hedge funds and other institutional investors, investing directly or through affiliates. Over the past several years, a number of such investment vehicles have been formed (and many such existing entities have grown in size). Additional entities with a similar investment objective may be formed in the future by other unrelated parties. It is possible that competition for appropriate investment opportunities may increase, thus reducing the number of opportunities available to the Fund. Such supply-side competition may adversely affect the terms upon which investments can be made by the Fund. Moreover, transaction sponsors unaffiliated with the Fund or the Adviser may be reluctant to present investment opportunities to the Fund because of its affiliation with the Adviser and its lack of affiliation with the transaction sponsor. There can be no assurance that the Adviser will be able to locate and complete investments which satisfy the Fund’s investment objective or to realize upon their values.

“Covenant-Lite” Obligations Risk. Some of the obligations, such as loans in which the Fund may invest, or get exposure to through its investments in structured securities, may be “covenant-lite,” which means the obligation contains fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may experience delays in enforcing its rights on its holdings of covenant-lite obligations.

Credit Risk. The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, and may fail, or become less able, to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the Adviser require accurate and detailed credit analysis of issuers, and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio.

Financial strength and solvency of an issuer are the primary factors influencing credit risk. The Fund could lose money if the issuer or guarantor of a debt security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Adviser may have expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress. In addition, inadequacy of collateral or credit enhancement for a debt obligation may affect its credit risk. Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund.

Credit risk may change over the life of an instrument, and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and obligations represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years, many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and make it difficult for the Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in high-yield investments considered speculative in nature and unsecured investments, this risk may be substantial. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. This risk may also be greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance.

Equity Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.

Market Risk. Overall stock and bond market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Stocks and bonds involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the security’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued.

Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Interest Rate Risk. Investments in investment grade and non-investment grade fixed-income securities that are influenced by interest rates are subject to interest rate risk. The value of the Fund’s fixed-income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. The prices of fixed income securities are also affected by their durations. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of three years, a 1% increase in interest rates could be expected to result in a 3% decrease in the value of the bond, whereas if a bond has a duration of one year, a 1% increase in interest rates could be expected to result in a 1% decrease in value. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Fund. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment.

Collateral Risk. To the extent a Senior Loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the Senior Loan. For example, with respect to real estate-related loans, the real property security for the loan may decline in value, which could result in the loan amount being greater than the property value and therefore increase the likelihood of borrower default. In addition, if it becomes necessary to recover and liquidate any collateral with respect to a secured Credit Investment, it may be difficult to sell such collateral and there will likely be associated costs that would reduce the amount of funds otherwise available to offset the payments due under the loan. An investment may represent an indirect ownership or lien on collateral that may have no value. As a result, any investment product with collateral may be unsecured. The value of the collateral may, at any point, be worth less than the value of the original investment.

It is possible that the same collateral could secure multiple obligations of a borrower or obligor. To the extent that collateral secures more than one obligation, the liquidation proceeds of such collateral may not be sufficient to fully cover all such loans.

Collateral Liquidation Risk. Collateral on loan instruments may consist of assets that may not be readily liquidated, and there can be no guarantee that the collateral can be liquidated and any costs associated with such liquidation could reduce or eliminate the amount of funds otherwise available to offset the payments due under the loan. The Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Additionally, collateral might be subject to price volatility, making it difficult to predict liquidation proceeds. The value of collateral securing a loan may also decline over time and may become insufficient. It is also possible that the same collateral could secure multiple loans, in which case the liquidation proceeds of the collateral may be insufficient to cover the payments due on all the loans secured by that collateral.

LIBOR Risk. The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, EURIBOR and other similar types of reference rates (each, a “Reference Rate”). In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Financing Rate (“SOFR”), which is intended to be a broad measure of overnight U.S. Treasury repurchase agreement rates, as an appropriate replacement for U.S. dollar LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets to replace sterling LIBOR. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

In advance of 2021, regulators and market participants are working together to identify or develop successor Reference Rates. Additionally, prior to 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV.

Further, transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Fund’s performance or NAV.

Liquidity Risk. The Fund’s investments are subject to liquidity risk. To the extent consistent with the applicable liquidity requirements for interval funds set forth in Rule 23c-3 under the 1940 Act, the Fund may invest without limit in illiquid securities. When there is little or no active trading market for specific types of securities, such as high-yield obligations and other derivative instruments, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult or impossible to purchase or sell at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. An inability to sell a portfolio position can adversely affect the Fund’s NAV or prevent the Fund from being able to take advantage of other investment opportunities. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. Judgment plays a greater role in pricing illiquid investments than investments with more active markets.

Bond markets have consistently grown over the years while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. The market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. Such issues may be exacerbated during periods of economic uncertainty. In such cases, the Fund, due to the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector.

Further, fixed income securities with longer maturities face heightened levels of liquidity risk as compared to fixed income securities with shorter maturities. Many of the Fund’s investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

To the extent consistent with the repurchase liquidity requirement for interval funds set forth in Rule 23c-3 under the 1940 Act, the Fund may invest without limitation in illiquid investments, which may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the security is currently worth. At any given time, the Fund’s portfolio may be substantially illiquid. The term “illiquid securities” for this purpose means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The Fund may be subject to significant delays in disposing of illiquid securities, which may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Fund. The Fund may be unable to sell its investments, even under circumstances when the Adviser believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. Furthermore, as a result of such potential illiquidity, the Fund may have to sell other investments or engage in borrowing transactions, if necessary, to raise cash to meet its obligations. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.

Lender Liability and Equitable Subordination Risk. A number of judicial decisions in the United States have upheld the right of borrowers to sue lenders or bondholders on the basis of various evolving legal theories (commonly referred to as “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender or bondholder has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing owed to the borrower or issuer or has assumed a degree of control over the borrower or issuer resulting in the creation of a fiduciary duty owed to the borrower or issuer or its other creditors or stockholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder: (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.” The Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the equitable subordination doctrine; however, because of the nature of the debt obligations, the Fund may be subject to claims from creditors of an obligor that debt obligations of such obligor which are held by the Fund should be equitably subordinated.

Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

OID and PIK Interest Risk. Although the Fund does not expect that a significant portion of its income will be comprised of original issue discount (“OID”), which may include payment-in-kind (“PIK”) interest, the Fund may make investments that include OID and PIK components. To the extent OID and PIK interest income constitute a portion of the Fund’s income, it will be exposed to risks associated with such income being required to be included in an accounting income and taxable income prior to receipt of cash, including the following:

●	OID instruments and PIK securities may have unreliable valuations because the accretion of OID as interest income and the continuing accruals of PIK securities require judgments about their collectability and the collectability of deferred payments and the value of any associated collateral.

●	OID instruments may create heightened credit risks because the inducement to the borrower to accept higher interest rates in exchange for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower.

●	For accounting purposes, cash distributions to shareholders that include a component of accreted OID income do not come from paid-in capital, although they may be paid from offering proceeds. Thus, although a distribution of accreted OID income may come from the cash invested by the shareholders, the 1940 Act does not require that shareholders be given notice of this fact.

●	The higher interest rates on PIK securities reflects the payment deferral and increased credit risk associated with such instruments and PIK securities generally represent a significantly higher credit risk than coupon loans.

●	The presence of accreted OID income and PIK interest income create the risk of non-refundable cash payments to the Adviser in the form of incentive fees on income based on non-cash accreted OID income and PIK interest income accruals that may never be realized.

●	Even if the conditions for income accrual under Generally Accepted Accounting Principles (“GAAP”) are satisfied, borrowers could still default when actual payment is due at the maturity of such loan.

●	PIK interest has the effect of generating investment income and increasing the incentive fees payable at a compounding rate. In addition, the deferral of PIK interest also reduces the loan-to-value ratio at a compounding rate.

Private Placements Risk. Certain of the instruments in which the Fund may invest are restricted securities in that their disposition is restricted by the federal securities laws or otherwise, such as securities offered in a private placement pursuant to Section 4(a)(2) of the Securities Act. A private placement involves the sale of securities that have not been registered under the Securities Act or relevant provisions of applicable non-U.S. law to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, restricted securities may not be listed on a national securities exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a Section 4(a)(2) security when the Sub-Advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. Although there is a substantial institutional market for Section 4(a)(2) securities, it is not possible to predict exactly how the market for such securities will develop. A Section 4(a)(2) security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security, so it may be less able to predict a loss. The Fund may have to bear the expense of registering Section 4(a)(2) securities for resale and the risk of substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Board has directed the Adviser to monitor carefully the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period. Private placements may also raise valuation risks.

CLO Risk. CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. Investments in CLO securities may be riskier and less transparent than direct investments in the underlying loans and debt obligations. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO in which the Fund invests. The tranches in a CLO vary substantially in their risk profile, and debt tranches are more senior than equity tranches. The senior tranches are relatively safer because they have first priority on the collateral in the event of default. As a result, the senior tranches of a CLO generally have a higher credit rating and offer lower coupon rates than the junior tranches, which offer higher coupon rates to compensate for their higher default risk. The Fund expects that it will primarily invest in junior debt tranches of CLOs. The CLOs in which the Fund may invest may incur, or may have already incurred, debt that is senior to the Fund’s investment. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. Investments in CLOs may be subject to certain tax provisions that could result in the Fund incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirements that could adversely affect cash flows and investment results. Any unrealized losses the Fund experiences with respect to its CLO investments may be an indication of future realized losses. Equity tranches are unrated and equity investors receive no principal payments, if any, until all debt obligations are paid.

BDC Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. The BDCs held by the Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly-traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. However, the Fund does not believe it would be liable for the actions of any entity in which it invests and that only its investment is at risk. Also, BDCs may engage in certain principal and joint transactions that a mutual fund or closed-end fund may not without an exemptive order from the SEC.

Hedging Risks. The Fund may enter into interest rate or currency hedges. Hedging against interest rate and currency fluctuations expose the Fund to additional risks and could harm its financial performance. The Fund’s use of hedging would not eliminate the risk that the value of its investments could decline or that its investment performance would be better off if it did not hedge. The effectiveness of the Fund’s hedging is dependent on the price it pays for the hedge and the correlation of the hedge to the risk it is designed to mitigate. It may arise that the cost of a hedging instrument exceeds its expected benefits or that an instrument may not hedge all of the risk for which it was designed to mitigate. Additionally, the use of hedging instruments exposes the Fund to counterparty risk including the failure to perform under the contract such as nonpayment. In the case of the early termination of a hedge agreement upon the occurrence of certain events of default or termination events set forth in the hedge agreement the Fund may be required to make a payment to the hedge provider.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time. Market interest rate changes may also cause the Fund’s NAV per share to experience volatility. This is because the value of an obligation asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular obligation given its individual credit and other characteristics. If market interest rates change, an obligation’s value could be affected to the extent the interest rate paid on that obligation does not rest at the same time. Because the Fund may use some instruments, such as derivatives, that involve economic leverage, this economic leverage will increase the volatility of a derivative instrument, as they may increase or decrease in value more quickly than the reference asset.

Issuer and Non-Diversification Risk. Since the Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When the Fund invests in a relatively small number of issuers it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers may also present substantial credit or other risks. Since the Fund is non-diversified, its NAV per share and total return may also fluctuate more or be subject to declines in weaker markets than a diversified fund. Investments in securities of a limited number of issuers exposes the Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers.

Active Trading Risks. The Fund is actively managed and may purchase and sell investments without regard to the length of time held. Active trading may have a negative impact on performance by increasing brokerage and other transaction costs and may generate greater amounts of net short-term capital gains, which, for taxable accounts, would be subject to tax at ordinary income tax rates. The Fund will invest and trade in a variety of different securities, and utilize a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While the Adviser will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the shareholders will not suffer losses.

Leveraging Risk. The Fund's use of leverage (as described under "Leverage" in the body of this Prospectus) creates the opportunity for increased returns in the Fund, but it also creates special risks. To the extent used, there is no assurance that the Fund's leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund's exposure to an asset or class of assets and may cause the Fund's NAV per share to be volatile.

Any investments of the net proceeds that the Fund obtains from its sources of leverage (including through borrowings, as well as from any future issuance of preferred shares) will be made in accordance with the Fund's investment objective and policies as described in this Prospectus. Interest or other expenses payable by the Fund with respect to its leverage (or distributions payable with respect to any outstanding preferred shares) will generally be based on shorter-term interest rates that would be periodically reset. So long as the Fund's portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest rates and other costs to the Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher distributions to shareholders than if the Fund were not so leveraged. If, however, the cost of obtaining leverage rises relative to the rate of return on the Fund's portfolio, the interest and other costs of leverage to the Fund (including interest expenses on borrowings and the distribution rate on any outstanding preferred shares) could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Shares. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Therefore, there can be no assurance that the Fund's use of leverage will result in a higher return on the Shares, and it may result in losses.

Leverage creates several major types of risks for shareholders, including:

●	the likelihood of greater volatility of the Fund's NAV per share, and of the investment return to shareholders, than a comparable portfolio without leverage;

●	the possibility either that Share distributions will fall if the interest and other costs of leverage rise, or that distributions paid on Shares will fluctuate because such costs vary over time; and

●	the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the Fund's NAV per share than if the Fund were not leveraged.

In addition, the counterparties to the Fund's leveraging transactions will have priority of payment over the Fund's shareholders.

The Fund may create leverage directly or indirectly by engaging in borrowing for other than temporary, defensive, or emergency purposes, investing in certain derivatives including total return swaps (including contracts for difference), credit default swaps, and forward currency contracts (including non-deliverable forwards), and engaging in forward-commitment transactions. The Fund's use of such transactions gives rise to associated leverage risks described above, and may adversely affect the Fund's income, distributions and total returns to shareholders. The Fund manages some of its derivative positions by segregating (which may include earmarking) an amount of cash or liquid securities equal to the notional value or the market value, as applicable, of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any offsetting positions do not correlate with one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies.

The fees received by the Adviser are based on the average daily managed assets of the Fund (which include any assets attributable to leverage). Therefore, the Adviser has a financial incentive to cause the Fund to use leverage (e.g., borrowings) or to issue preferred shares, which may create a conflict of interest, on the one hand, and the shareholders, on the other hand. The Fund may face additional risks, depending on the type of leverage used.

Valuation Risk. This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid, and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The Fund's ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or tender Shares for repurchase when the Fund is holding fair-valued securities may receive fewer or more Shares, or lower or higher repurchase proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV per share.

Service Provider Risk.  The Fund will rely on service providers selected by the Adviser, third party originators or by borrowers to store, transfer, buy, sell, liquidate, record or otherwise service assets. To the extent that a service provider or the technology deployed by a service provider fails to perform these tasks, the Fund’s investments may be adversely affected. These risks could affect the value of a particular investment, including the possible loss of the entire invested amount. An investment may represent an indirect ownership, or lien on collateral which may have no value. As a result, any investment product with collateral may be unsecured. The value of the collateral may at any point be worth less than the value of the original investment.

Repurchase Offers/Interval Fund Risk. The Fund is a closed-end investment company structured as an "interval fund" and is designed for long-term investors. Unlike many closed-end investment companies, the Fund's shares are not listed on any national securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. In order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly offers to repurchase its outstanding Shares at NAV per share, reduced by any applicable repurchase fee, subject to approval of the Board. In all cases, such repurchase offers will be for at least 5% and not more than 25% of its outstanding Shares at NAV per share, pursuant to Rule 23c-3 under the 1940 Act. The Fund currently expects to conduct quarterly repurchase offers in the amount of 5% of its outstanding shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund's shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments (including by borrowing to obtain such investments), which may harm the Fund's investment performance. Moreover, a reduction in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may increase the Fund's portfolio turnover, and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's NAV per share.

The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund's investments. The Fund believes that payments received in connection with the Fund's investments will generate sufficient cash to meet the maximum potential amount of the Fund's repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund's repurchase obligations, the Fund may, if necessary, sell investments, and is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet such repurchase obligations. If, as expected, the Fund employs investment leverage, repurchases of shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund's expenses and reducing any net investment income. There is no assurance that the Fund will be able to sell a significant amount of additional Shares so as to mitigate these effects. Repurchase of the Fund's Shares will tend to reduce the amount of outstanding Shares and, depending upon the Fund's performance, its net assets. A reduction in the Fund's net assets would increase the Fund's expense ratio, to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). If a repurchase offer is oversubscribed, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV per share of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV per share for tendered Shares is determined. In addition, to the extent the Fund sells portfolio holdings in order to fund repurchase requests, the repurchase of Shares by the Fund will be a taxable event for the shareholders of repurchased shares, and potentially even for shareholders that do not participate in the repurchase offer.

Distribution Policy Risk. All or a portion of a distribution from the Fund may consist of a return of capital, as opposed to representing a distribution of income generated by the Fund. A return of capital generally is a return of a shareholder’s investment rather than a return of earnings or gains derived from the Fund’s investment activities. shareholders should not assume that the source of a distribution from the Fund is net profit. shareholders should note that return of capital will reduce the tax basis of their shares.

Cybersecurity and Operational Risk. The Fund, its service providers, and third-party fund distribution platforms' and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (also known as "denial of services"), loss or theft of proprietary information or corporate data, interference with the Fund's ability to calculate its NAV per share, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Adviser, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Adviser has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Adviser, Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Reinvestment Risk. Income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio's current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on distribution levels, NAV per share and/or overall return of the Shares.

Middle Market Risk. Investing in middle-market companies is highly speculative and involves a high degree of risk of credit loss, and therefore the Fund’s securities may not be suitable for someone with a low tolerance for risk. Middle-market companies are more likely to be considered lower grade investments, commonly called “junk,” which are either rated below investment grade by one or more nationally-recognized statistical rating agencies at the time of investment or may be unrated but determined by the Adviser to be of comparable quality. Lower grade securities or comparable unrated securities are considered predominantly speculative regarding the portfolio company’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. These risks are likely to increase during volatile economic periods.

Prepayment Risk. The Fund is subject to the risk that its investments in Senior Loans may be repaid prior to maturity. When this occurs, the Fund will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt representing the Senior Loan being prepaid, and the Fund could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, the Fund’s results of operations could be materially adversely affected if one or more portfolio companies elect to prepay amounts owed to the Fund. Additionally, prepayments, net of prepayment fees, could negatively impact return on equity.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The Board consists of three individuals, two of whom are not “interested persons” (as defined under the 1940 Act) of the Fund, the Adviser, or the Fund’s Distributor (“Independent Trustees”). The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliates during the past five years, as well as a description of the Board’s committee and leadership structure, are set forth under “Management” in the SAI.

Investment Adviser

Flat Rock Global, LLC (the “Adviser”) is registered as an investment adviser under the Advisers Act. The Adviser is entitled to receive a monthly management fee at the annual rate of 1.375% of average gross assets as of the end of the two most recently completed quarters, payable quarterly in arrears (the “Advisory Fee”).

In addition to the Advisory Fee, the Adviser in entitled to an incentive fee. The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on our “adjusted capital,” equal to 1.75% per quarter (or an annualized hurdle rate of 7.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus our operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser for any administrative services provided by the Adviser and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s Repurchase Program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

●	No incentive fee is payable in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 1.75% per quarter (or an annualized rate of 7.00%);

●	100% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.0586%. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.0586%) as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.0586% in any calendar quarter; and

●	15.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.0586% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (15.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

Quarterly Incentive Fee Fund’s pre-incentive fee net investment income
(expressed as a percentage of the Fund’s adjusted capital)

These calculations will be appropriately prorated for any period of less than three months and adjusted, if appropriate, for any equity capital raises or repurchases during the current calendar quarter.

Example: Subordinated Incentive Fee on Income for Each Calendar Quarter

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Preferred return(1) = 1.75%

Base management fee(2) = 0.34375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income (investment income – (base management fee + other expenses)) = 0.70625%

Pre-incentive fee net investment income does not exceed the preferred return rate; therefore there is no subordinated incentive fee on income payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.75%

Preferred return(1) = 1.75%

Base management fee(2) = 0.34375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income (investment income – (base management fee + other expenses)) = 2.20625%

Subordinated incentive fee on income	= 100% x pre-incentive fee net investment income (subject to “catch-up”)(4)
= 100% x (2.20625% – 1.75%)
= 0.45625%

Pre-incentive fee net investment income exceeds the preferred return rate, but does not fully satisfy the “catch-up” provision, therefore the subordinated incentive fee on income is 0.45625%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.25%

Preferred return(1) = 1.75%

Base management fee(2) = 0.34375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income (investment income – (base management fee + other expenses)) = 2.70625%

Catch up = 100% x pre-incentive fee net investment income (subject to “catch-up”) (4)

Subordinated incentive fee on income = 100% x “catch-up” + (15.0% x (pre-incentive fee net investment income – 2.0586%))

Catch up	= 2.0586% – 1.75%
= 0.3086%

Subordinated incentive fee on income = (100% x 0.3086%) + (15.0% x (2.706254% – 2.0586%))

= 0.3086% + (15% x 0.647654%)
= 0.3086% + 0.0971481% = 0.4057481%

Pre-incentive fee net investment income exceeds the fixed preferred return and fully satisfies the “catch-up” provision, therefore the subordinated incentive fee on income is 0.405138%.

(1)	Represents 7.0% annualized preferred return.
(2)	Represents 1.375% annualized base management fee on average total assets.
(3)	Excludes organization and offering expenses.
(4)	The “catch-up” provision is intended to provide our Adviser with an incentive fee of 15.0% on all pre-incentive fee net investment income when our net investment income exceeds 2.0586% in any calendar quarter.
*	The returns shown are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.

The Adviser serves as investment Adviser to the Fund pursuant to the Investment Advisory Agreement between the Fund and the Adviser. The Investment Advisory Agreement has an initial two-year term and is subject to annual renewal thereafter by the Board. Subject to the authority of the Board, the Adviser is responsible for management of the Fund’s investment portfolio. The Adviser is responsible for selecting appropriate investment strategies, managing any sub-advisers, and assuring that investments are made according to the Fund’s investment objective, policies and restrictions. A discussion of the basis for the Board’s approval of the Investment Advisory Agreement will be set forth in the Fund’s first annual report to shareholders for the year ending December 31, 2020.

The principal offices of the Adviser are located at 1350 6th Avenue, 18th Floor, New York, New York 10019, and its telephone number is (212) 596-3413. The Adviser or its designee maintains the Fund’s accounts, books and other documents required to be maintained under the 1940 Act at its offices, or the offices of the Administrator.

Fund Expenses

The Fund, either directly or through reimbursement to Adviser, shall bear all other costs and expenses of its operations and transactions, including (without limitation) fees and expenses relating to: the cost of calculating the net asset value of the Shares, including the cost of any third-party valuation services; the cost of effecting sales and repurchases of the Shares and other securities; management and incentive fees payable to Adviser pursuant to this Agreement; transfer agent and custodial fees; fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); federal and state registration fees; federal, state and local taxes; interest payable on debt, if any, incurred to finance the Fund’s investments; the fees and expenses of any member of the Board who is not an interested person (as defined in the 1940 Act) of the Adviser or a sub-adviser; brokerage commissions for the Fund’s investments; costs of proxy statements, shareholders’ reports and notices; costs associated with the Fund’s reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone and staff costs; fees and expenses associated with independent accountants, independent and internal audit, and outside legal costs; and all other offering expenses incurred by the Adviser in performing its obligations.

Portfolio Managers

Robert K. Grunewald has served as portfolio manager since the Fund’s inception. Mr. Grunewald has over 25 years of experience with middle-market finance, BDCs and asset management. He has served as Chief Executive Officer of the Adviser since 2016, President and Chief Executive Officer of Flat Rock Capital Corp. since 2017, and President and Chief Executive Officer of Flat Rock Opportunity Fund since 2018. From 2011 to 2015, Mr. Grunewald served as the President and Chief Investment Officer of Business Development Corp. of America.

Richard A. Petrocelli has served as portfolio manager since the Fund’s inception. He has served as Chief Operating Officer, Chief Financial Officer and Chief Compliance Officer of the Adviser since 2016, Chief Operating Officer, Chief Financial Officer and Chief Compliance Officer of Flat Rock Capital Corp. since 2017, and Chief Operating Officer, Chief Financial Officer and Chief Compliance Officer of Flat Rock Opportunity Fund since 2018. From 2014-2015, Mr. Petrocelli served as Chief Financial Officer of Fifth Street Finance Corp. and Fifth Street Senior Floating Rate Corp. Prior to 2014, Mr. Petrocelli spent 16 years with Saratoga Partners, including as Chief Financial Officer to Saratoga Investment Corp.

The SAI provides additional information about the Fund’s portfolio manager’s compensation, other accounts managed and ownership of Fund shares.

Administrator

ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as administrator of the Fund. Pursuant to the Administrative Services Agreement, the Administrator will furnish the Fund with the provisions of clerical and other administrative services, including marketing, investor relations and accounting services and maintenance of certain books and records on its behalf. In addition, the Administrator will perform the calculation and publication of the Fund’s NAV and will oversee the preparation and filing of the Fund’s tax returns, the payment of its expenses and the performance oversight of various third- party service providers.

In accordance with the Administrative Services Agreement, the Administrator will be paid the greater of a minimum fee or fees based on the annual net assets of the Fund plus out of pocket expenses, payable quarterly in arrears, in connection with providing services to the Fund.

Transfer Agent

DST Systems, Inc., located at 430 W 7th Street, Suite 219238, Kansas City, MO 64105, serves as the Transfer Agent.

Custodian

U.S. Bank, with principal offices at 1555 N. Rivercenter Drive, MK-WI-5302, Milwaukee, Wisconsin 53212, serves as custodian for the securities and cash for the Fund’s portfolio. Under the Custody Agreement, U.S. Bank holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Control Persons

A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this Prospectus, there are no control persons of the Fund, as the Fund has not commenced operations.

DETERMINATION OF NET ASSET VALUE

The Fund determines the NAV of its shares daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time). Each time the Fund calculates NAV, it will accrue as a liability any amounts owed to the Adviser as payment for incentive fees, which could vary over time. In computing its NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value pursuant to valuation policies approved by the Board. The Board is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy to the Adviser and has authorized the Adviser to utilize the independent third-party pricing services and independent third-party valuation services that have been approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets. Valuations of the Fund’s investments are disclosed in reports publicly filed with the SEC.

The most significant estimate inherent in the preparation of the Fund’s financial statements likely will be the valuation of its investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There generally is no single method for determining fair value in good faith. As a result, determining fair value usually requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process for the types of investments the Fund makes. The Fund will be required to specifically fair value each individual investment on a quarterly basis.

Debt securities and other instruments not traded on an exchange may be valued based on prices supplied by a pricing agent(s), based on broker or dealer supplied valuations, based on model pricing, or based on matrix pricing, which is a method of valuing securities or other assets by reference to the value of other securities or other assets with similar characteristics, such as rating, interest rate and maturity. If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. In these cases, the Fund’s NAV will reflect certain portfolio investment’s fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment may be materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund intends to invest directly in Senior Loans (either in the primary or secondary markets). Each Senior Loan held by the Fund will be fair valued by a third-party valuation firm engaged by the Fund each quarter. Certain of the Senior Loans held by the Fund will be broadly syndicated loans. Broadly syndicated loans will be valued by using readily available market quotations or another commercially reasonable method selected by an independent, third party pricing service or by using broker quotations. The quarterly fair value of the Fund’s Senior Loans will be adjusted on a daily basis to take into account interest payments or paydowns of each position. The Fund’s Senior Loans are valued without accrued interest, and accrued interest is reported as income in the Fund’s statement of operations. The Fund will receive financial statements for each portfolio company on either a quarterly or monthly basis, depending on the loan agreements in place with each portfolio company. As financial statements are received, the inputs that impact the fair value of such positions will be adjusted in order to update valuations for such positions. Further, to the extent that advisory personnel become aware of any extraordinary event that would be likely to impact the fair value of a Senior Loan, the Adviser will be responsible for assessing such impact and adjusting the value of such position.

The Fund may invest junior debt or equity tranches of CLOs. These investments will be valued based on the last reported bid prices supplied by an independent, third party pricing service engaged by the Fund. If the last reported bid price is not readily available or is otherwise deemed to be unreliable by the Adviser, then such securities will be valued at fair value pursuant to procedures adopted by the Board.

All available information, including non-binding indicative bids which may not be considered reliable, typically will be presented to the Board to consider in making its fair value determinations. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Board will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available. The Fund will engage third-party valuation firms to provide assistance to the Board in valuing a substantial portion of the Fund’s investments. The Board expects to evaluate the impact of such additional information and factor it into its consideration of fair value.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the accounts managed by the Adviser could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any).

The Adviser currently or in the future may provide investment advisory and other services, directly and through affiliates, to various affiliated entities, including other investment funds and separately managed accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser provide investment advisory services to the Fund, are engaged in activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

The Adviser also serves as investment adviser to Flat Rock Opportunity Fund, a closed-end fund that operates as an interval fund that invests primarily in the junior and equity tranches of CLOs that hold a portfolio of Senior Loans. To the extent that the Fund competes with Flat Rock Opportunity Fund or other entities managed by the Adviser or any of its affiliates for a particular investment opportunity, the Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict-resolution and allocation policies and (2) the requirements of the Advisers Act. The Adviser’s allocation policies are intended to ensure that the Fund may generally share equitably with other investment funds managed by the Adviser or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for the Fund and such other investment funds.

For additional information about conflicts of interest relevant to the Fund, see “Conflicts of Interest” in the SAI.

QUARTERLY REPURCHASES OF SHARES

The Fund does not currently intend to list its shares on any securities exchange and do not expect any secondary market for them to develop in the foreseeable future. Therefore, shareholders should expect that they will be unable to sell their shares for an indefinite time or at a desired price. No shareholder will have the right to require the Fund to repurchase such shareholder’s shares or any portion thereof. Shareholders may not transfer their investment from the Fund to any other registered investment company. Because no public market exists for the shares, and none is expected to develop in the foreseeable future, shareholders will not be able to liquidate their investment, other than through our Repurchase Program, or, in limited circumstances, as a result of transfers of shares to other investors.

To provide shareholders with limited liquidity, the Fund is structured as an “interval fund” and intends to conduct quarterly offers to repurchase between 5% and 25% of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. Quarterly repurchases will occur in the months of January, April, July and October starting in January 2021. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Repurchase Offer Notice will be sent to shareholders at least 21 calendar days before the Repurchase Request Deadline, which is ordinarily on the third Friday of the month in which the repurchase occurs. The Fund determines the NAV applicable to repurchases on the Repurchase Request Deadline. However, the NAV will be calculated no later than the Repurchase Pricing Date. The Fund distributes payments to shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such date. The Fund’s shares are not listed on any securities exchange, and no secondary market is expected to develop for the shares. Accordingly, you may not be able to sell shares when and/or in the amount that you desire. Thus, the shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject it and shareholders to special risks.

Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than 100 shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund with supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Notice to Shareholders

No less than 21 days and more than 42 days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call the Fund at (212) 596-3413 to learn the NAV. The Repurchase Offer Notice also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2.00% of its outstanding shares on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than 100 shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund with supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

For additional information about the Fund’s quarterly repurchase offers, see “Quarterly Repurchase Offers” in the SAI.

DISTRIBUTION POLICY

Subject to the Board’s discretion and applicable legal restrictions, the Fund intends to authorize and declare ordinary cash distributions on a monthly basis and to pay such distributions on a monthly basis. The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to it for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.

The Fund intends to make a distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The distribution rate may be modified by the Board from time to time.

To the extent that any portion of the Fund’s monthly distributions is considered a return of capital to shareholders, such portion would not be considered dividends for U.S. federal income tax purposes and would represent a return of the amounts that such shareholders invested. Although such return of capital distributions are not currently taxable to shareholders, such distributions will have the effect of lowering a shareholder’s tax basis in such shares, and could result in a higher tax liability when the shares are sold, even if they have not increased in value, or in fact, have lost value. The Fund’s final distribution for each tax year is expected to include any remaining investment company taxable income and net tax-exempt income undistributed during the tax year, as well as any undistributed net capital gain realized during the tax year. If the total distributions made in any tax year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of our current and accumulated earnings and profits. This distribution policy, may, under certain circumstances, have adverse consequences to us and our shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in us and, over time, increase our expense ratio. The distribution policy also may cause the Fund to sell securities at a time it would not otherwise do so to manage the distribution of income and gain.

Each year, a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be furnished to shareholders subject to IRS reporting. The Fund’s ordinary distributions may exceed its earnings, especially during the period before it has substantially invested the proceeds from this offering. To the extent that the Fund pays distributions to shareholders using proceeds it receives from its distributions, such distributions generally would constitute a return of investor capital and generally will lower an investor’s tax basis in his or her shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Fund’s investment activities. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

As discussed in the “Certain U.S. Federal Income Tax Matters” section, to qualify for and maintain RIC tax treatment, the Fund is required to distribute on a timely basis with respect to each tax year dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of “investment company taxable income” and net tax-exempt interest income, determined without regard to any deduction for dividends paid, for such tax year. To avoid certain excise taxes imposed on RICs, the Fund is required to distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gain net income for previous calendar years that were not distributed during such calendar years and on which the Fund paid no U.S. federal income tax. The Fund can offer no assurance that it will achieve results that will permit the payment of any cash distributions. If the Fund issues senior securities, it will be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of its borrowings. Any such limitations would adversely impact the Fund’s ability to make distributions to shareholders.

The Board reserves the right to change the quarterly distribution policy from time to time.

DIVIDEND REINVESTMENT POLICY

The Fund operates under a distribution reinvestment policy administered by DST Systems, Inc. (the “Transfer Agent”). Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares under the Fund’s distribution reinvestment policy. Shareholders who elect not to participate in the Fund’s distribution reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions, net of any applicable U.S. withholding tax, are reinvested in the Fund.

Shareholders automatically participate in the distribution reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have distributions automatically reinvested should so notify the Transfer Agent in writing at P.O. Box 219238, Kansas City, Missouri 64121. Such written notice must be received by the Transfer Agent 30 days prior to the record date of the distribution or the shareholder will receive such distribution in shares through the distribution reinvestment policy. Under the distribution reinvestment policy, the Fund’s distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized newly issued shares from the Fund. The number of shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by our NAV per share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the distribution reinvestment policy. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the distribution reinvestment policy, the Transfer Agent will administer the distribution reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the distribution reinvestment policy.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the distribution reinvestment policy, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither shall they be liable under the distribution reinvestment policy for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Certain U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the distribution reinvestment policy. There is no direct service charge to participants with regard to purchases under the distribution reinvestment policy; however, the Fund reserves the right to amend the distribution reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the distribution reinvestment policy should be directed to the Transfer Agent at P.O. Box 219238, Kansas City, Missouri 64121. Certain transactions can be performed by calling the toll-free number (844) 292-0365.

CERTAIN U.S. FEDERAL INCOME TAX MATTERS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in the Fund’s shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the Fund has not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold their shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

A “U.S. shareholder” generally is a beneficial owner of the Shares who is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

●	a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. shareholder” generally is a beneficial owner of shares that is not a U.S. shareholder. If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner in a partnership holding shares should consult with the shareholder’s tax advisers with respect to the purchase, ownership and disposition of the shares.

Tax matters are complex and the tax consequences to an investor of an investment in shares will depend on the facts of the shareholder’s particular situation. The Fund encourages all investors to consult their respective tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

The Fund intends to elect to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not have to pay corporate-level federal income taxes on any income that the Fund distributes to its shareholders from the Fund’s tax earnings and profits. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, the Fund must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If the Fund (i) qualifies as a RIC and (ii) satisfies the Annual Distribution Requirement then the Fund will not be subject to U.S. federal income tax on the portion of the Fund’s income distributed (or deemed distributed) to shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its shareholders. The Fund will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Fund distributes, in a timely manner, an amount at least equal to the sum of (i) 98% of the Fund’s net ordinary income for each calendar year, (ii) 98.2% of the Fund’s capital gain net income for the one-year period ending October 31 in that calendar year and (iii) any income recognized, but not distributed, in preceding years and on which the Fund paid no federal income tax, (the “Excise Tax Avoidance Requirement”). The Fund generally will endeavor in each taxable year to avoid any U.S. federal excise tax on its earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

●	derive in each taxable year at least 90% of the Fund’s gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to the Fund’s business of investing in such stock or securities (the 90% Income Test); and

●	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

●	at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets and more than 10% of the outstanding voting securities of the issuer; and

●	no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” (the “Diversification Tests”).

For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that the Fund has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. The Fund anticipates that a portion of the Fund’s income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to the Fund’s shareholders in order to satisfy the Annual Distribution Requirement, even though the Fund will not have received all of the corresponding cash amount. As a result, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under the Code. The Fund may have to sell some of the Fund’s investments at times or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

If the Fund has to borrow funds or sell assets in order to satisfy the annual Distribution Requirements, the Fund may fail to meet the Diversification Tests and the 1940 Act prohibition on making distributions while debt obligations and senior securities are outstanding, unless certain “asset coverage” tests are met. Further, if the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

Taxation of U.S. Shareholders

Distributions by the Fund generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. To the extent such distributions paid by the Fund to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a current maximum tax rate of 20%. It is anticipated that distributions paid by the Fund will generally not be attributable to dividends and, therefore, generally will not qualify for the current 20% maximum rate applicable to Qualifying Dividends. Distributions of the Fund’s net capital gains (which is generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains that are currently taxable at a current maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for these shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

The Fund may retain some or all of the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount, each U.S. shareholder will be required to include the shareholder’s share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to the shareholder’s allocable share of the tax paid thereon by the Fund. Because the Fund expects to pay tax on any retained capital gains at the Fund’s regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by U.S. shareholders taxed at individual rates on long-term capital gains, the amount of tax that individual U.S. shareholders will be treated as having paid will exceed the tax the shareholders owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s cost basis for the shareholder’s shares. In order to utilize the deemed distribution approach, the Fund must provide written notice to the Fund’s shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of the Fund’s investment company taxable income as a “deemed distribution.”

The Fund does not expect that special share distributions that the Fund pays ratably to all investors from time to time, if any, will be taxable. However, in the future, the Fund may distribute taxable dividends that are payable in cash or shares at the election of each shareholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of shareholders are treated as taxable dividends whether a shareholder elects to receive cash or shares. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many shareholders elect to receive such shareholders’ distributions in cash, each such shareholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of the shareholder’s distribution in shares. If the Fund decides to make any distributions consistent with these rulings that are payable in part in shares, taxable shareholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, shares, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. shareholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. shareholder sells the shares it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of the shares at the time of the sale.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. shareholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of that shareholder’s investment.

A shareholder generally will recognize taxable gain or loss if the shareholder sells or otherwise disposes of the shareholder’s shares. The amount of gain or loss will be measured by the difference between such shareholder’s adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held these shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of the Fund’s shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of the shares may be disallowed if other shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. shareholders currently are subject to a maximum U.S. federal income tax rate of 20% on their capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in the shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses).

Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code.

If the Fund is not a publicly offered RIC for any period, a non-corporate shareholder’s pro rata portion of the Fund’s affected expenses, including the Fund’s management fees, will be treated as an additional dividend to the shareholder. A “publicly offered” RIC is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While the Fund anticipates that it will constitute a publicly offered RIC for the Fund’s first tax year, there can be no assurance that the Fund will in fact so qualify for any of the Fund’s taxable years.

The Fund will send to each of the Fund’s U.S. shareholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the current 20% maximum rate). Dividends paid by the Fund generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because the Fund’s income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.

The Fund may be required to withhold U.S. federal income tax, or backup withholding from all distributions to any non-corporate U.S. shareholder (i) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies the Fund that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is the shareholder’s social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Taxation of non-U.S. Shareholders

Whether an investment in the shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their respective tax advisers before investing in the shares. Distributions of the Fund’s investment company taxable income to non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. shareholders directly) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, the Fund will not be required to withhold U.S. federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

For distributions made to non-U.S. shareholders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly reported to the Fund’s shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied.

Actual or deemed distributions of the Fund’s net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of the Shares, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States or (ii) such non-U.S. shareholder is an individual present in the United States for 183 days or more during the year of the distribution or gain.

If the Fund distributes the Fund’s net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed) and gains realized upon the sale of the Fund’s shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a non-U.S. shareholder.

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that the shareholder is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends received after December 31, 2018. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. Depending on the status of a non-U.S. shareholder and the status of the intermediaries through which they hold their shares, non-U.S. shareholders could be subject to this 30% withholding tax with respect to distributions on their Shares and proceeds from the sale of their Shares. Shareholders may be requested to provide additional information to us to enable us to determine whether withholding is required, such as W-8BEN, W-8BEN-E or other applicable series W-8.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

If the Fund is unable to qualify for treatment as a RIC, the Fund will be subject to tax on all of the Fund’s taxable income at regular corporate rates, regardless of whether the Fund makes any distributions to the Fund’s shareholders. Distributions would not be required, and any distributions would be taxable to the Fund’s shareholders as ordinary dividend income. Subject to certain limitations in the Code, such distributions would be eligible for the current 20% maximum rate to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain.

Possible Tax Law Changes

The foregoing discussion is only a summary and is based upon existing federal income tax law. Shareholders should recognize that the federal income tax treatment of an investment in the Fund may be modified at any time by legislative, judicial, or administrative action. Any such changes may have a retroactive effect with respect to existing transactions and investments and may modify the statements made above. In particular, the Tax Act includes sweeping changes to U.S. tax laws and represents the most significant changes to the Code since 1986. Shareholders are urged to consult with their own tax advisor with respect to the impact of recent legislation, including the Tax Act, on their investment in the Shares.

THE FOREGOING DISCUSSION SHOULD NOT BE CONSIDERED TO DESCRIBE FULLY THE FEDERAL INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT WITH THEIR TAX ADVISOR WITH RESPECT TO THE FEDERAL, STATE, LOCAL, AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on June 11, 2020.

Shares of Beneficial Interest

The Declaration of Trust authorizes the Fund’s issuance of an unlimited number of shares of beneficial interest, par value $0.001 per share. There is currently no market for our shares and we do not expect that a market for our shares will develop in the foreseeable future. Pursuant to the Declaration of Trust and as permitted by Delaware law, shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, as amended (the “DGCL”) and therefore generally will not be personally liable for our debts or obligations.

Shares

Under the terms of the Declaration of Trust, all shares, when consideration for shares is received by the Fund, will be fully paid and nonassessable. Distributions may be paid to shareholders if, as and when authorized and declared by the Board. Shares will have no preference, preemptive, appraisal, conversion, exchange or redemption rights, and will be freely transferable. The Declaration of Trust provides that the Board shall have the power to repurchase or redeem shares. In the event of the Fund’s dissolution, after the Fund pays or adequately provides for the payment of all claims and obligations of the Fund, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each share will be entitled to receive, according to its respective rights, a pro rata portion of the Fund’s assets available for distribution for the applicable class, subject to any preferential rights of holders of the Fund’s outstanding preferred shares, if any. Each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share will be entitled to a proportionate fractional vote. Shareholders shall be entitled to vote on all matters on which a vote of shareholders is required by the 1940 Act, the Declaration of Trust or a resolution of the Board. There will be no cumulative voting in the election or removal of Trustees. Under the Declaration of Trust, the Fund is not required to hold annual meetings of shareholders. The Fund only expects to hold shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of shareholders.

Preferred Shares and Other Securities

The Declaration of Trust provides that the Board may, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than common shares of beneficial interest (including preferred Shares, debt securities or other senior securities), by action of the Board without the approval of shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.

Preferred Shares could be issued with rights and preferences that would adversely affect shareholders. Preferred shares could also be used as an anti-takeover device. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of preferred shares and before any distribution is made with respect to the shares and before any purchase of shares is made, the aggregate involuntary liquidation preference of such preferred shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of preferred shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares. The Fund does not plan to issue preferred shares within twelve months of the effectiveness of its registration statement.

The following table shows the amounts of the Fund’s shares that have been authorized and are outstanding as of November 20, 2020:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Excluding Amount Shown Under (3)
Shares of beneficial interest	Unlimited	None	[_____]

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Pursuant to the Declaration of Trust, Trustees and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.

Except as otherwise provided in the Declaration of Trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the Declaration of Trust.

The Fund has entered into the Investment Advisory Agreement with the Adviser. The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error of judgment or mistake of law or for any loss the Fund suffers.

Pursuant to the Declaration of Trust, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.

Number of Trustees; Appointment of Trustees; Vacancies; Removal

The Declaration of Trust provides that the number of Trustees shall be no less than one and no more than 15, as determined in writing by a majority of the Trustees then in office. As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. Each Trustee shall hold office until his or her successor shall have been appointed pursuant to the Declaration of Trust. To the extent that the 1940 Act requires that Trustees be elected by shareholders, any such Trustees will be elected by a plurality of all shares voted at a meeting of shareholders at which a quorum is present.

The Declaration of Trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the Declaration of Trust) by action of a majority of the then Trustees at a duly constituted meeting, with or without cause. Shareholders shall have the power to remove a Trustee with or without cause.

Action by Shareholders

The Declaration of Trust provides that shareholder action can be taken only at a meeting of shareholders or by written consent in lieu of a meeting signed by the holders of shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted. Subject to the 1940 Act, the Declaration of Trust or a resolution of the Board specifying a greater or lesser vote requirement, the affirmative vote of a majority of shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the shareholders with respect to any matter submitted to a vote of the shareholders.

Amendment of Declaration of Trust and Bylaws

Pursuant to the Declaration of Trust, all material amendments to the Declaration of Trust require the affirmative vote of the holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter. Pursuant to the Declaration of Trust and bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.

No Appraisal Rights

In certain extraordinary transactions, some jurisdictions provide the right to dissenting shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Declaration of Trust provides that shares shall not entitle shareholders to appraisal rights.

Conflict with Applicable Laws and Regulations

The Declaration of Trust provides that if and to the extent that any provision of the Declaration of Trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Fund as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or affect the validity of any action taken or omitted to be taken prior to such determination.

Liability of Shareholders

Shareholders in the Fund will be shareholders of a Delaware statutory trust as provided under Delaware law. Under Delaware law and the Agreement and Declaration of Trust, an Investor will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being a shareholder, except that the Investor may be obligated to repay any funds wrongfully distributed to the shareholder.

Duty of Care of the Board and the Adviser

The Agreement and Declaration of Trust provides that none of the Trustees, officers or the Adviser (including certain of the Adviser’s affiliates, among others) shall be liable to the Fund or any of the shareholders for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The Agreement and Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and officers by the Fund, but not by the shareholders individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. None of these persons will be personally liable to any shareholder for contributions by such shareholder to the capital of the Fund or by reason of any change in the U.S. federal or state income tax laws applicable to the Fund or its shareholders. The rights of indemnification and exculpation provided under the Agreement and Declaration of Trust do not provide for indemnification of a Trustee for any liability, including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Term, Dissolution and Liquidation

Unless dissolved as provided in the Agreement and Declaration of Trust, the Fund shall have perpetual existence.  The Fund may be dissolved at any time by vote of a majority of the shares of the Fund entitled to vote on the matter. Upon dissolution of the Fund, the Trustees shall pay or make reasonable provision to pay all claims and obligations of the Fund, including all contingent, conditional or unmatured claims and obligations known to the Fund, and all claims and obligations which are known to the Fund but for which the identity of the claimant is unknown.  If there are sufficient assets held, such claims and obligations shall be paid in full and any such provisions for payment shall be made in full.  If there are insufficient assets held with respect to the Fund, such claims and obligations shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent of assets available therefor.  Any remaining assets (including without limitation, cash, securities or any combination thereof) held with respect to the Fund shall be distributed to the shareholders of, ratably according to the number of Shares held by the several shareholders on the record date for such dissolution distribution.

Conversion to an Open-End Investment Company

The Board may recommend conversion to an open-end investment company, but any conversion must be approved by the affirmative vote of the holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matter.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office (i) with cause only by a written instrument signed or adopted by two-thirds of the remaining Trustees; or (ii) without cause only by a written instrument signed or adopted by all of the remaining Trustees. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

PLAN OF DISTRIBUTION

ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions.  The Fund’s shares are offered for sale through the Distributor at NAV.  The Distributor also may enter into selected dealer agreements with other broker-dealers for the sale and distribution of the Fund’s shares.  No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its reasonable efforts to sell the shares.  Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund shares. The Distributor is an affiliate of the Fund’s Administrator.

The Adviser or its affiliates, in the Adviser’s discretion and from their own resources (which may include the Adviser’s legitimate profits from the advisory fee it receives from the Fund), may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares (the “Additional Compensation”).  In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives.  The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner.  The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business on the days the Fund calculates NAV, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Flat Rock Core Income Fund to:

P.O. Box 219238

Kansas City, MO 64121

All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.

It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at (844) 292-0365 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

The Fund, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Program — Subsequent Investments

You may participate in the Fund’s automatic investment program, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments on specified days of each month into your established Fund account. Please contact the Fund at (844) 292-0365 for more information about the Fund’s automatic investment program.

By Telephone

Investors may purchase additional shares of the Fund by calling (844) 292-0365.  If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on each subscription agreement. As requested on the subscription agreement, investors must supply full name, date of birth, social security number and residential street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call at (844) 292-0365 for additional assistance.

If the Transfer Agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Transfer Agent also may reserve the right to close the account within five business days if clarifying information/documentation is not received.

LEGAL MATTERS

The Board has engaged Thompson Hine LLP, located at 1919 M Street, N.W., Suite 700, Washington, DC 20036, to serve as the Fund’s legal counsel.  Certain legal matters regarding the validity of the shares offered hereby has been passed upon for the Fund by Richards, Layton & Finger, P.A., One Rodney Square, 920 North King Street, Wilmington, Delaware 19801.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. (“Cohen”) is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements.  Cohen is located at 1350 Euclid Ave # 800, Cleveland, OH 44115.

ADDITIONAL INFORMATION

Reports to Shareholders

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household.  Once implemented, a shareholder must call (844) 292-0365 to discontinue householding and request individual copies of these documents.  Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

Other Information

The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file nos.: 333-240039; 811-23579). The complete Registration Statement may be obtained from the SEC at www.sec.gov.  See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

PRIVACY NOTICE	Rev. October 2020

FACTS	WHAT DOES FLAT ROCK CORE INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	Social Security number Assets Retirement Assets Transaction History Checking Account Information	Purchase History Account Balances Account Transactions Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Flat Rock Core Income Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Flat Rock Core Income Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

QUESTIONS?	Call (212) 596-3413

WHO WE ARE
Who is providing this notice?	Flat Rock Core Income Fund

WHAT WE DO
How does Flat Rock Core Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Flat Rock Core Income Fund collect my personal information?

We collect your personal information, for example, when you

● Open an account

● Provide account information

● Give us your contact information

● Make deposits or withdrawals from your account

● Make a wire transfer

● Tell us where to send the money

● Tells us who receives the money

● Show your government-issued ID

● Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● Sharing for affiliates’ everyday business purposes – information about your creditworthiness

● Affiliates from using your information to market to you

● Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.
DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Flat Rock Core Income Fund does not share with our affiliates for marketing purposes.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Flat Rock Core Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Flat Rock Core Income Fund doesn’t jointly market.

SAI TABLE OF CONTENTS

PROSPECTUS

FLAT ROCK CORE INCOME FUND

Up to $100,000,000 in Common Shares of Beneficial Interest

[   ], 2020

Flat Rock Global, LLC

Investment Adviser

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a Prospectus when acting on behalf of the Fund’s Distributor.

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

The information in this SAI is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION
[  ], 2020

FLAT ROCK CORE INCOME FUND

Principal Executive Offices

1350 6th Avenue, 18th Floor

New York, New York 10019

(212) 596-3413

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus of Flat Rock Core Income Fund (the “Fund”), dated [ ], 2020 (the “Prospectus”), as it may be supplemented from time to time. The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing the shares of the Fund.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at (844) 292-0365 or by visiting the Fund’s website at www.flatrockglobal.com. Information on the website is not incorporated herein by reference. The Fund’s filings with the SEC are also available to the public on the SEC’s Internet web site at www.sec.gov.

i

GENERAL INFORMATION AND HISTORY

The Fund is a newly organized, continuously offered, non-diversified, closed-end management investment company that operates as an interval fund. The Fund was organized as a Delaware statutory trust on June 11, 2020. The Fund’s principal offices are located at 1350 6th Avenue, 18th Floor New York, New York 10019, and its telephone number is (212) 596-3413. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below. The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund engages in a continuous offering of its shares, sold through its Prospectus. The Fund’s Board of Trustees (the “Board” or “Trustees”) may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Flat Rock Global, LLC (the “Adviser”) serves as the Fund’s investment adviser.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE, POLICIES, INVESTMENT STRATEGIES AND RISKS

Investment Objective

The Fund’s investment objective is the preservation of capital while generating current income from its debt investments and seeking to maximize the portfolio’s total return.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less.

(1)	The Fund may not borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any).

(2)	The Fund may not issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(3)	The Fund may not purchase securities on margin, except the Fund may (a) obtain such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities; (b) enter into repurchase or reverse repurchase agreements (and purchase securities using the proceeds of such transactions) and (c) pay or transfer margin or collateral in connection with engaging in transactions in derivatives.

1

(4)	The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public).

(5)	The Fund may not invest 25% or more of the market value of the Fund’s total assets in the securities of companies or entities engaged in any one industry or group of industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

(6)	The Fund may not purchase or sell commodities, unless acquired as a result of ownership of securities or other investments, except that the Fund may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7)	The Fund may not make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities or other investments in accordance with its investment objective and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and (d) by loaning portfolio securities.

(8)	The Fund will purchase or sell real estate or interests in real estate, securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities or investments in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(9)	The Fund will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act for no less than for 5% of the Fund’s shares outstanding at net asset value (“NAV”) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th is not a business day.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

2

Non-Fundamental Policies. The Fund has not adopted any non-fundamental policies.

Additional Information About Principal and Non-Principal Investment Strategies and Risks

Non-Principal Investment Strategies and Risks

Depositary Receipts. The Fund may invest in American Depositary Receipts, as well as other “hybrid” forms of American Depositary Receipts, including European Depositary Receipts and Global Depositary Receipts. American Depositary Receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding distributions and interest and corporate actions. American Depositary Receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, American Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities, which are described below.

Foreign Securities. The Fund may invest in non-U.S. companies and other foreign securities. Purchases of foreign securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Money Market Instruments. The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. In addition, the Fund or a private investment fund in which the Fund invests, including but not limited to private debt funds and private real estate funds managed by unaffiliated institutional asset managers, or a public investment fund in which the Fund invests managed by unaffiliated institutional asset managers, may invest in these instruments pending allocation of its respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

3

Restricted and Illiquid Securities. The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Fund may purchase certain securities (“Rule 144A Securities”) eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Board has directed the Adviser to monitor carefully the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Special Situations. The Fund may invest in companies undergoing work-outs, liquidations, reorganizations, bankruptcies, insolvencies or other fundamental changes or similar transactions. In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities the value of which will be less than the purchase price to the Fund of the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including but not limited to (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund intends to invest, there is a potential risk of loss by the Fund of its entire investment in such companies.

Equity Securities. In addition to common stocks, the Fund may invest in equity securities, including preferred stocks, convertible securities, warrants and depository receipts.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally distributions as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed distribution rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to credit securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior credit security with similar stated yield characteristics. Unlike interest payments on credit securities, preferred stock distributions are payable only if declared by the board of directors or equivalent body. Preferred stock also may be subject to optional or mandatory redemption provisions.

4

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the distribution paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Cash Equivalents and Short-Term Debt Securities. For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt investments having a remaining maturity of 60 days or less when purchased will be valued at cost, adjusted for amortization of premiums and accretion of discounts. Short-term debt securities are defined to include, without limitation, the following:

(1)	U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by other U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. In 2008, the Federal Housing Finance Agency (“FHFA”) placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship. As conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any shareholder, officer or director of Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will lose value or default. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so;

5

(2)	Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the FDIC; and

(3)	Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

When-Issued and Forward Commitment Securities. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid credit securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked-to-market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its NAV per share.

The risks and effect of settlements in the ordinary course on the Fund’s NAV are not the same as the risks and effect of when-issued and forward commitment securities.

6

The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security’s value in the market from the date of the Fund’s commitment (the “Commitment Date”) to the date of the actual delivery and payment for such securities (the “Settlement Date”). There is a risk that, on the Settlement Date, the Fund’s payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market’s valuation of the security on the Settlement Date. This same risk is also borne if the Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. No income accrues to the Fund during the period from the Commitment Date to the Settlement Date. On the other hand, the Fund may incur a gain if the Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.

The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e. T+7 for par loans and T+20 for distressed loans, in other words, more than seven or twenty business days beyond the trade date, respectively) are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (“LSTA”). For par loans, income accrues to the buyer of the senior loan (the “Buyer”) during the period beginning on the last date by which the senior loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par senior loan purchase in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the senior loan (this payment may be netted from the wire released on settlement date for the purchase price of the senior loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro-rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the Buyer should have received. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund for purposes of the 1940 Act; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

7

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Short Sales. The Fund may engage in short sales of securities, particularly of corporate bonds and other fixed-income instruments. A short sale is a transaction in which the Fund sells a security it does not own as a means of attractive financing for purchasing other assets or in anticipation that the market price of that security will decline. The Fund may make short sales for purposes of financing and risk management and to maintain portfolio flexibility or to enhance income or gain.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security may be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund may also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

8

MANAGEMENT OF THE FUND

Our business and affairs are managed under the direction of the Board. The responsibilities of the Board include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board consists of three trustees, two of whom are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of our company or of the Adviser and are “independent” as determined by the Board. We refer to these individuals as our Independent Trustees. The Board elects our executive officers, who serve at the discretion of the Board.

Board of Trustees

Under our Declaration of Trust, each trustee shall serve during the continued lifetime of the Fund and will not be subject to a term limit. The Fund does not intend to hold annual meetings of its shareholders.

Trustees and Officers

We have divided the trustees into two groups — Interested Trustees and Independent Trustees. Information regarding the members of the Board is as follows:

Independent Trustees

Name, Address* and Age	Position(s) Held with Fund; Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held in the Past 5 Years
R. Scott Coolidge Age: 65	Trustee, Since 2020	Partner, Human Capital Advisors (2015 to Present)	2	Flat Rock Opportunity Fund (2018 to Present); Flat Rock Capital Corp. (2017 – 2020)

Marshall H. Durston Age: 61	Trustee, Since 2020	Managing Director, Spaulding & Slye Investments (wholly owned subsidiary of Jones Lang LaSalle) (2010 to Present)	2	Flat Rock Opportunity Fund (2020 to Present); Flat Rock Capital Corp. (2020)

*	The address for each Trustee is Flat Rock Core Income Fund, 1350 6th Avenue, 18th Floor, New York, NY 10019.
**	The term of office for each Trustee will continue indefinitely.

Interested Trustee and Officers

Name, Address* and Age	Position(s) Held with Fund; Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held in the Past 5 Years
Robert K. Grunewald*** Age: 57	President, Chief Executive Officer and Trustee, Since 2020	Chief Executive Officer, Founder, Flat Rock Global LLC (2016 to Present); President and Chief Executive Officer of Flat Rock Capital Corp. (2017 to 2020); President and Chief Investment Officer, Business Development Corporation of America (2011 to 2015)	2	Flat Rock Opportunity Fund (2018 to Present); Flat Rock Capital Corp. (2017 – 2020)

Richard A. Petrocelli Age: 51	Chief Financial Officer, Chief Compliance Officer, Chief Operating Officer, Treasurer and Secretary, Since 2020	Chief Operating Officer, Chief Financial Officer and Chief Compliance Officer of Flat Rock Global (2016 to Present); Chief Operating Officer, Chief Financial Officer and Chief Compliance Officer of Flat Rock Capital Corp. (2017 to 2020); Chief Financial Officer, Fifth Street Finance Corp. (2014-2015); Chief Financial Officer, Fifth Street Senior Floating Rate Corp. (2014-2015)	N/A	N/A

*	The address for each Trustee and officer is Flat Rock Core Income Fund, 1350 6th Avenue, 18th Floor, New York, NY 10019.
**	The term of office for each Trustee and officer will continue indefinitely.
***	Mr. Grunewald is considered to be an interested trustee as a result of serving as President and Chief Executive Officer of the Fund and by serving as President and Chief Executive of the Adviser.

9

Biographical Information

The following is information concerning the business experience of the Board and executive officers. The Board believes that, collectively, the trustees have balanced and diverse experience, qualifications, attributes and skills, which allow our Board to operate effectively in governing the Fund and protecting the interests of its shareholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each trustee considered by the Board.

Interested Trustee

Robert K. Grunewald. Robert K. Grunewald has served as our Chief Executive Officer and a member of our Board of Trustees since inception. Mr. Grunewald has also served as President and Chief Executive Officer of Flat Rock Capital Corp. since its inception and as Chairman of its board of directors since May 2017. In addition, Mr. Grunewald serves as Chief Executive Officer of the Adviser, our investment adviser. Mr. Grunewald previously served as the President and Chief Investment Officer of Business Development Corp. of America (BDCA). During his tenure at BDCA, Mr. Grunewald grew the company from $2.5 million of assets under management to $2.5 billion. Mr. Grunewald also established the firm’s loan management systems as well as their policies and procedures. While at BDCA, Mr. Grunewald also founded AR Capital BDC Income Fund, the first open-end mutual fund dedicated to investing in the BDC sector.

Mr. Grunewald has over 25 years of experience with middle-market finance, BDCs and asset management. Within the finance industry, he has participated as a lender, investment banker, M&A advisor, private equity investor and hedge fund manager. As head of Financial Services M&A at NationsBank/Montgomery Securities from 1992 through 1997, Mr. Grunewald and his team completed numerous assignments for clients throughout the specialty finance industry. In 1997, Mr. Grunewald was recruited to lead the Specialty Finance Investment Banking Practice at what became Wachovia Securities. At Wachovia, Mr. Grunewald managed a number of high profile transactions, including initial public offerings and secondary offerings for some of the largest publicly-traded BDCs and finance companies including Capital Source, Ares Capital, American Capital Strategies, Allied Capital, and Gladstone Capital.

In 2006, Mr. Grunewald joined ACAS, a publicly-traded BDC and global asset manager. As head of the Financial Services Investment Practice from 2006 through 2009, Mr. Grunewald and his team focused on investment activity in the specialty finance, insurance, and asset management sectors. While at ACAS he founded two highly successful financial services companies: Core Financial Holdings, a diversified commercial finance company and asset based lender, and American Capital Agency Corporation (NASDAQ: “AGNC”), a publicly traded mortgage REIT.

Mr. Grunewald holds an MBA from Georgia State University and a Bachelor of Business Administration from University of Notre Dame.

Independent Trustees

R. Scott Coolidge. Mr. Coolidge has served on the Fund’s board of trustees since 2020 and was previously a member of Flat Rock Capital Corp.’s board of directors from its inception in 2017. Mr. Coolidge is also a trustee of Flat Rock Opportunity Fund. Mr. Coolidge has been a Partner at Human Capital Advisors, a company that provides human resource consulting services to corporations and boards of directors, since 2015. Prior to joining Human Capital Advisors, Mr. Coolidge served at Freddie Mac from 2003 through 2015 as a Senior Vice President and Vice President, providing strategic leadership in all dimensions of human resources including talent management, and setting compensation and benefit strategy. From 1993 through 2003, Mr. Coolidge was a Partner or Principal at Towers Perin managing the firm’s executive and employee compensation practices in the Southeast Region.

Mr. Coolidge holds a Certificate in Leadership Coaching from Georgetown University and a Bachelor of Arts from Harvard University.

The Fund believes that Mr. Coolidge’s experience in strategic leadership and ability to develop and execute mission critical human resource initiatives, change management and strategic communications has provided Mr. Coolidge with the experience, skills and attributes necessary to effectively carry out the duties and responsibilities of a director and that Mr. Coolidge is a highly qualified member of the Fund’s board of trustees.

Marshall H. Durston. Mr. Durston has served on the Fund’s board of trustees since 2020 and was previously a member of Flat Rock Capital Corp.’s board of directors from August 2020. Mr. Durston is also a trustee of Flat Rock Opportunity Fund. Since 2010, Mr. Durston has served as Managing Director of Spaulding & Slye Investments, a wholly owned subsidiary of Jones Lang LaSalle (“JLL”). In his capacity as Managing Director, he is responsible for the performance of a portfolio of properties valued at approximately $1 billion. From 2006 to 2010, prior to the acquisition of Spaulding and Slye Investments by JLL, he served as President of Spaulding & Slye Investments, and between 1983 and 2006 he served in various roles within the company, including Regional Director of the Mid-Atlantic Region and Chief Investment Officer.

Mr. Durston holds a B.A. in Economics from Dennison University. Mr. Durston also sits on the Board of Trustees of New Hope Housing, and the Bucknell University Advisory Board and Career Development Committee.

The Fund believes that Mr. Durston’s leadership positions at JLL and his experience in capital markets and investing activities has provided him with the experience, skills and attributes necessary to effectively carry out the duties and responsibilities of a director and that Mr. Durston is a highly qualified member of the Fund’s board of trustees.

10

Executive Officers Who are not Trustees

Richard A. Petrocelli. Richard A. Petrocelli has served as our Chief Financial Officer since inception. Mr. Petrocelli has also served as Chief Operating Officer and Chief Financial Officer of Flat Rock Capital Corp. since its inception and as its Chief Compliance Officer since May 2017. Mr. Petrocelli also serves as Chief Financial Officer, Chief Operating Officer and Chief Compliance Officer of Flat Rock Opportunity Fund and Flat Rock Global, LLC. Previously, Mr. Petrocelli spent 16 years at Saratoga Partners, a middle market private equity firm, where he was Managing Director and chief financial officer. Additionally, he served as chief financial officer and chief compliance officer of Saratoga Partner’s publicly-traded business development company, Saratoga Investment Corp. (NYSE:SAR). Additionally, Mr. Petrocelli was responsible for sourcing and underwriting middle market private equity and debt investments during his tenure at Saratoga. Mr. Petrocelli also spent one year as CFO of two business development companies managed by Fifth Street Asset Management from July 2014 to July 2015. Mr. Petrocelli served as Vice President of Finance for Gabelli Asset Management from 1993 to 1998. At Gabelli, Mr. Petrocelli was responsible for financial reporting and analysis for Gabelli’s alternative asset management business, Gabelli Securities. Mr. Petrocelli received his B.S.B.A. from Georgetown University and earned an M.B.A. from New York University’s Stern School of Business.

11

Committees of the Board of Trustees

The Board currently has two committees: an audit committee and a nominating and corporate governance committee.

Audit Committee. The audit committee operates pursuant to a charter approved by the Board. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the Board in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence, qualifications and performance of our registered public accounting firm, and the performance of our internal audit function. The audit committee’s responsibilities include selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of its audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems and reviewing our financial statements and periodic reports. The audit committee also establishes guidelines and makes recommendations to the Board regarding the valuation of our investments. The audit committee is responsible for aiding the Board in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The current members of the audit committee are Mr. Durston and Mr. Coolidge. The Board has elected Mr. Durston as the chair of the audit committee. The Board has determined that Mr. Durston qualifies as an “audit committee financial expert” as defined in Form N-CSR. Each of the members of the audit committee is not an “interested person,” as such term is defined in Section 2(a) (19) of the 1940 Act, of the Fund or of the Adviser.

Nominating and Corporate Governance Committee. The nominating and corporate governance committee is responsible for selecting, researching, and nominating trustees for election by our shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. Our nominating and corporate governance committee will consider shareholders’ proposed nominations for trustees. The current members of the nominating and corporate governance committee are Mr. Coolidge and Mr. Durston, each of whom are considered independent for purposes of the 1940 Act. Mr. Coolidge serves as the chair of the nominating and corporate governance committee.

12

Compensation of Trustees

Our independent trustees receive an annual fee of $1 plus reimbursement of any reasonable out-of-pocket expenses incurred in connection with their service on the board of trustees. In addition, the chairman of the audit committee receives an annual fee of $1 and the chairman of each of the nominating and corporate governance committee receives an annual fee of $1 for their additional services, if any, in these capacities. In addition, our independent trustees will receive compensation for the in-person attendance of certain industry-related events and seminars in the amount of (1) $1 for each day of an external seminar, conference, panel, forum or other industry-related event that does not exceed four hours or (2) $1 for each day of an external seminar, conference, panel, forum or other industry-related event that exceeds four hours. In addition, we purchase trustees’ and officers’ liability insurance on behalf of our trustees and officers.

Once we raise significant capital, the above fee schedule will be reviewed, revised and conformed to reflect the increased responsibilities and contribution of our independent trustees.

We do not pay compensation to our trustees who also serve in an executive officer or interested trustee capacity.

The following table sets forth compensation expected to be received by the Independent Trustees for the first fiscal year:

Name	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
Robert K. Grunewald	None	None	None	None
R. Scott Coolidge	$2	None	None	$2
Marshall H. Durston	$2	None	None	$2

Staffing

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser, pursuant to the terms of the Investment Advisory Agreement. Our day-to-day investment operations are managed by the Adviser. In addition, we will reimburse the Adviser for any such costs and expenses which have been paid by the Adviser on our behalf, including the allocable portion of the compensation of our chief financial officer and chief compliance officer and their respective staff.

Compensation of Executive Officers

None of our officers will receive direct compensation from us. The compensation of our chief financial officer and chief compliance officer will be paid by the Adviser, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that the Adviser outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to the Adviser.

13

Trustee Beneficial Ownership of Shares

The table below shows the dollar range of securities of the Fund beneficially owned by each Trustee as of November  20, 2020.

Name of Trustee	Dollar Range of Equity Securities in the Fund(2)(3)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies(4)
Interested Trustees
Robert K. Grunewald	Over $100,000	Over $100,000

Independent Trustees
R. Scott Coolidge	--	--
Marshall H. Durston	--	--

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.
(3)	The dollar range of equity beneficially owned is based on the initial offering price of $20.00 per share.
(4)	The family of investment companies includes Flat Rock Opportunity Fund.

Board Leadership Structure

Our business and affairs are managed under the direction of the Board. Among other things, our Board sets broad policies for us and approves the appointment of our investment adviser, administrator and officers. The role of our Board, and of any individual trustee, is one of oversight and not of management of our day-to-day affairs.

Under our bylaws, the Chief Executive Officer, or if provided otherwise by the Board, any trustee chosen by the Board may serve as chair to preside over meetings of the Board and meetings of shareholders and to perform such other duties as may be assigned to him or her by the Board. Robert K. Grunewald will serve as chairman of the Board and is an “interested person” by virtue of his role as our Chief Executive Officer and Chief Executive Officer of the Adviser. We believe that it is in the best interests of our shareholders for Mr. Grunewald to serve as chair of the Board because of his significant experience in matters of relevance to our business.

14

The Board believes that while independent oversight of management is an important component of an effective board of trustees, the most effective leadership structure for the Fund at the present time is for Mr. Grunewald to serve as the principal executive officer of the Fund and also serve as Chairman of the Board. The independent trustees believe that because Mr. Grunewald is ultimately responsible for the day-to-day operation of the Fund and for executing the Fund’s strategy, and because the performance of the Fund is an integral part of Board deliberations, Mr. Grunewald is the trustee best qualified to act as Chairman of the Board. The Board retains the authority to modify this structure to best address the Fund’s unique circumstances, and to advance the best interests of all shareholders, as and when appropriate. In addition, although we do not have a lead independent trustee, the Board believes that the current structure is appropriate, as the Fund has no employees and is externally managed by the Adviser, whereby all operations are conducted by the Adviser or its affiliates.

We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

All of the Independent Trustees play an active role on the Board. The Independent Trustees compose a majority of the Board and will be closely involved in all material deliberations related to us. The Board believes that, with these practices, each Independent Trustee has an equal involvement in the actions and oversight role of the Board and equal accountability to us and our shareholders. Our Independent Trustees are expected to meet separately (i) as part of each regular Board meeting and (ii) with our chief compliance officer, as part of at least one Board meeting each year.

The Board believes that its leadership structure is the optimal structure for us at this time. The Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.

Board Role in Risk Oversight

The Board will oversee our business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). The Board will implement its risk oversight function both as a whole and through its committees. In the course of providing oversight, the Board and its committees will receive reports on our and the Adviser’s activities, including reports regarding our investment portfolio and financial accounting and reporting. The Board will also receive a quarterly report from our chief compliance officer, who reports on our compliance with the federal and state securities laws and our internal compliance policies and procedures as well as those of the Adviser, DST Systems, Inc., the Transfer Agent and other service providers. The audit committee’s meetings with our independent registered public accounting firm will also contribute to its oversight of certain internal control risks. In addition, the Board will meet periodically with the Adviser to receive reports regarding our operations, including reports on certain investment and operational risks, and our Independent Trustees will be encouraged to communicate directly with senior members of our management.

The Board believes that this role in risk oversight is appropriate. We believe that we have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect us can be identified or eliminated, and some risks are beyond the control of us, the Adviser and our other service providers.

CODES OF ETHICS

Each of the Fund, the Adviser, and the Distributor have adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively the “Ethics Codes”). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (“Access Persons”). The Ethics Codes apply to the Fund and permit Access Persons to, subject to certain restrictions, invest in securities, including securities that may be purchased or held by the Fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements.

15

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Fund, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser involving a conflict of interest.

Information regarding how the Adviser voted proxies relating to portfolio securities held by the Fund during the most recent twelve-month period ending June 30 will be available (1) on our website at www.flatrockglobal.com; and (2) on the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling (212) 596-3413 and will be sent within three business days of receipt of a request.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Flat Rock Global, LLC, located at 1350 6th Avenue, 18th Floor, New York, NY 10019, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser is Delaware limited liability company that was formed on November 28, 2016. The Adviser is controlled by Robert K. Grunewald, our Chairman and Chief Executive Officer. Mr. Grunewald has over 25 years of experience in BDCs, middle market finance, private equity and investment banking.

Under the general supervision of the Board, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, and determine which securities should be purchased, sold or exchanged. In addition, the Adviser will supervise and provide oversight of the Fund’s service providers. The Adviser will also furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser is obligated to pay expenses associated with providing the services stated in the Investment Advisory Agreement, including compensation of its officers and employees connected with investment and economic research, trading and investment management of the Fund.

Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components — a base management fee and an incentive fee.

16

The management fee is calculated and payable monthly in arrears at the annual rate of 1.375% of the Fund’s average daily total assets during such period. For purposes of calculating the management fee, the term “total assets” includes any assets, including any assets acquired with the proceeds of leverage.

The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15.0% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.00% per quarter (or an annualized hurdle rate of 8.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s Repurchase Program.

The Adviser may, from time to time, voluntarily waive all or a portion of its management fee and incentive fee, and to the extent necessary, bear other expenses or make payments to the Fund in order to limit net expenses. The waiver is not contractual and may be terminated at any time. Additionally, the waiver is permanent, and any fees waived and/or expenses reimbursed may not be recouped by the Adviser.

Fund Expenses

The Fund, either directly or through reimbursement to the Adviser, shall bear all other costs and expenses of its operations and transactions, including (without limitation) fees and expenses relating to: the cost of calculating the net asset value of the Shares, including the cost of any third-party valuation services; the cost of effecting sales and repurchases of the Shares and other securities; management and incentive fees payable to the Adviser pursuant to this Agreement; transfer agent and custodial fees; fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); federal and state registration fees; federal, state and local taxes; interest payable on debt, if any, incurred to finance the Fund’s investments; the fees and expenses of any member of the Board who is not an interested person (as defined in the 1940 Act) of the Adviser or a sub-adviser; brokerage commissions for the Fund’s investments; costs of proxy statements, shareholders’ reports and notices; costs associated with the Fund’s reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone and staff costs; fees and expenses associated with independent accountants, independent and internal audit, and outside legal costs; and all other offering expenses incurred by the Adviser in performing its obligations.

17

PORTFOLIO MANAGERS

The management of our investment portfolio is the responsibility of the Adviser and its investment committee, which is currently comprised of Robert K. Grunewald and Richard A. Petrocelli. Approval of an investment requires a unanimous vote of the Adviser’s investment committee. For more information regarding the business experience of Messrs. Grunewald, Petrocelli and Bates, see “Management of the Fund”. The Adviser is currently staffed with 9 employees, including the investment personnel noted above. In addition, the Adviser may retain additional investment personnel in the future based upon its needs.

Other Accounts Managed

The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts, as of September 30, 2020.

		Other Accounts Managed			Other Accounts for which Advisory Fee is Based on Performance
Name	Account Type	Number of Accounts	Total Assets		Number of Accounts	Total Assets
Robert K. Grunewald	Registered Investment Companies	1		$61,000,000
	Other Pooled Investment Vehicles	1	$	[ ]	1	$	[ ]
	Other Accounts	-		-	-		-
Richard A. Petrocelli	Registered Investment Companies	1		$61,000,000	-		-
	Other Pooled Investment Vehicles	1	$	[ ]	1	$	[ ]
	Other Accounts	-		-	-		-

The table below shows the dollar range of the Fund’s shares beneficially owned by each portfolio manager as of November 20, 2020:

Name of Portfolio Manager

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(2)
Robert K. Grunewald	Over $1,000,000
Richard A. Petrocelli	$500,001 - $1,000,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or Over $1,000,000.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

18

Portfolio Manager Compensation

It is anticipated that the Fund’s portfolio manager will be paid on the success of the Fund including base salary and bonus.

QUARTERLY REPURCHASES OF SHARES

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below).  The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).  Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”).  Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline.  Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline.  The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days.  Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the Repurchase Payment Deadline (defined below), which will be no more than seven days after the Repurchase Pricing Date.  The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

The Fund expects that its first Repurchase Request Deadline will occur no later than January [  ], 2021.

Repurchase Offer Policy Summary of Terms

1. The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time. Rule 23c-3 establishes requirements that closed-end funds must follow when making repurchase offers to their shareholders.

2. The repurchase offers will be made in January, April, July and October of each year.

3. Repurchase requests must be submitted by the deadline included in the Shareholder Notification (defined below) (the “Repurchase Request Deadline”).

4. The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the NAV applicable to the purchase of shares (the “Repurchase Pricing Date”) is 14 calendar days (or the next business day if the fourteenth day is not a business day).

19

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares. The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and is reasonably intended to compensate the Fund for expenses directly related to the repurchase. The repurchase fee may not exceed 2% of the proceeds. The Fund does not currently charge a repurchase fee.

The Fund may rely on Rule 23c-3 only so long as the Board satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.  However, investors should not rely on repurchase offers being made in amounts in excess of 5% of Fund shares.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Notice to Shareholders

Approximately 30 days (but no less than 21 days and more than 42 days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”).  The Shareholder Notification will contain the following information:

1. A statement that the Fund is offering to repurchase its shares from shareholders at NAV;

2. Any fees applicable to such repurchase, if any;

3. The Repurchase Offer Amount;

4. The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the “Repurchase Payment Deadline”);

5. The risk of fluctuation in NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

6. The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;

7. The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;

8. The circumstances in which the Fund may suspend or postpone a repurchase offer;

20

9. The NAV of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the NAV thereafter; and

10. The market price, if any, of the shares on the date on which such NAV was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file Form N-23c-3 (“Notification of Repurchase Offer”) and three copies of the Shareholder Notification with the SEC within three business days after sending the notification to shareholders.

Notification of Beneficial Owners: Where the Fund knows that shares subject to a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934.

Repurchase Requests: Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

Repurchase Requests in Excess of the Repurchase Offer Amount: If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from:

1. Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others, or

2. Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers: The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board, including a majority of the Trustees who are not interested persons of the Fund, and only:

1. If the repurchase would cause the Fund to lose its status as a RIC under Subchapter M of the Internal Revenue Code;

2. To the extent the Fund is listed in the future, if the repurchase would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

21

3. For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

4. For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5. For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing Net Asset Value: The Fund’s current NAV shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board. Currently, the Board has determined that the Fund’s NAV shall be determined daily following the close of the New York Stock Exchange. The Fund’s NAV need not be calculated on:

1. Days on which changes in the value of the Fund’s portfolio securities will not materially affect the current NAV of the shares;

2. Days during which no order to purchase shares is received, other than days when the NAV would otherwise be computed; or

3. Customary national, local, and regional business holidays described or listed in the Prospectus.

Liquidity Requirements: From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund’s assets equal to at least 100% of the Repurchase Offer Amount (the “Liquidity Amount”) shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline. This requirement means that individual assets must be salable under these circumstances. It does not require that the entire Liquidity Amount must be salable. In the event that the Fund’s assets fail to comply with this requirement, the Board shall cause the Fund to take such action as it deems appropriate to ensure compliance.

Liquidity Policy: The Board may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Adviser but shall continue to be responsible for monitoring the Adviser’s performance of its duties and the composition of the portfolio. Accordingly, the Board has approved this policy that is reasonably designed to ensure that the Fund’s portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

1. In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

(a) The frequency of trades and quotes for the security.

22

(b) The number of dealers willing to purchase or sell the security and the number of potential purchasers.

(c) Dealer undertakings to make a market in the security.

(d) The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offer and the mechanics of transfer).

(e) The size of the fund’s holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

2. If market developments impair the liquidity of a security, the Adviser should review the advisability of retaining the security in the portfolio. The Adviser should report the basis for its determination to retain a security at the next Board meeting.

3. The Board shall review the overall composition and liquidity of the Fund’s portfolio on a quarterly basis.

4. These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure: The Fund’s registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure: The Fund shall include in its annual report to shareholders the following:

1. Disclosure of its fundamental policy regarding periodic repurchase offers.

2. Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

a. the number of repurchase offers,

b. the repurchase offer amount and the amount tendered in each repurchase offer,

c. and the extent to which in any repurchase offer the Fund repurchased stock pursuant to the procedures in paragraph (b)(5) of this section.

Involuntary Repurchases. The Fund may, at any time, repurchase at NAV shares of a shareholder, or any person acquiring shares from or through a shareholder, if: the shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder; ownership of the shares by the shareholder or other person will cause the Fund to be in violation of, or require registration of the shares, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; continued ownership of the shares may be harmful or injurious to the business or reputation of the Fund or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences; the shareholder owns shares having an aggregate NAV less than an amount determined from time to time by the Trustees; or in accordance with the Fund’s Trust Agreement and Section 23 of the 1940 Act and Rule 23c-2 thereunder. The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund shares that it holds in its capacity as a shareholder.

23

Transfers of Shares. No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board’s sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion. The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of shares. Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

DISTRIBUTOR

ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of the Fund’s shares on a reasonable efforts basis, subject to various conditions. The Fund’s shares are offered for sale through the Distributor at NAV.  The Distributor also may enter into selected dealer agreements with other broker-dealers for the sale and distribution of the Fund’s shares.  No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its reasonable efforts to sell the shares.  Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund shares.

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the Adviser’s portfolio managers who are employees of the Adviser. Generally, the Adviser is authorized by the Trustees to allocate the orders placed by them on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund's use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

●	the best net price available;

●	the reliability, integrity and financial condition of the broker or dealer;

●	the size of and difficulty in executing the order; and

●	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Eligible research or brokerage services through which portfolio transaction are executed may include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities, online quotations, news services, financial publications and other products and services (e.g., software based applications for market quotes and news, database programs providing investment and industry data) providing lawful and appropriate assistance to the portfolio manager and its designees in the performance of their investment decision-making responsibilities on behalf of the Fund. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

24

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. As of November 20, 2020, there were no control persons of the Fund.

The following table sets forth, as of November 20, 2020, information with respect to the beneficial ownership of Shares by:

●	each Trustee and executive officer;

●	all of the Trustees and executive officers as a group; and

●	each person known by the Fund to beneficially own 5% or more of the outstanding Shares.

Beneficial ownership is determined in accordance with the applicable rules of the SEC. There are no Shares subject to options that are currently exercisable or exercisable within 60 days of November 20, 2020.

Shares Beneficially Owned
Number of
Name(1)	Shares	Percentage
5% Holders:

Interested Trustees:
Robert K. Grunewald	[ ]	[ ]	%

Independent Trustees:
R. Scott Coolidge	--	--
Marshall H. Durston	--	--

Executive Officers:
Richard A. Petrocelli	[ ]	[ ]	%
All trustees and executive officers as a group (5 persons)	[ ]	[ ]	%

*	Less than one percent.
(1)	The address of each beneficial owner is c/o Flat Rock Core Income Fund, 1350 6th Avenue, 18th Floor, New York, NY 10019.

25

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Administrator.  ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the administrator for the Fund.

Transfer Agent. DST Systems, Inc. serves as transfer agent for the Fund.

Fund Counsel. Thompson Hine LLP, located at 1919 M Street, N.W., Suite 700, Washington, DC 20036, is counsel to the Fund.

Custodian. U.S. Bank, with principal offices at 1555 N. Rivercenter Drive, MK-WI-5302, Milwaukee, Wisconsin 53212, serves as custodian for the securities and cash for the Fund’s portfolio. Under the Custody Agreement, U.S. Bank holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd. (“Cohen”) is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements and provides other audit, tax, and related services for the Fund.  Cohen is located at 1350 Euclid Ave # 800, Cleveland, OH 44115.

FINANCIAL STATEMENTS

This SAI provides financial information regarding the Fund and the Predecessor Fund, respectively. Set forth below are the audited financial statements of the Fund and the Predecessor Fund, the related reports of Cohen, the Fund’s independent registered public accounting firm and, the related reports of Cohen and KPMG LLP, the Predecessor Fund’s independent registered public accounting firms.

26

Flat Rock Core Income Fund

Seed Money Financial Statements

September 30, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Flat Rock Core Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Flat Rock Core Income Fund (the “Fund”) as of September 30, 2020, and the related statement of operations for the period from June 17, 2020 (inception date) through September 30, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements presents fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the period from June 17, 2020 (inception date) through September 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of cash held as of September 30, 2020, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Flat Rock Global LLC since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 11, 2020

Flat Rock Core Income Fund

Statement of Assets and Liabilities

September 30, 2020

Assets
Cash	$5,000
Due from Adviser	10,890
Deferred offering costs	17,793
Total Assets	33,683

Liabilities
Organizational costs payable	10,890
Offering costs payable	17,793
Total Liabilities	28,683

Net Assets	$5,000
Components of Net Assets
Paid in Capital	5,000
Net Assets	$5,000

Shares of common stock outstanding, unlimited number of shares authorized	250
Net Asset Value per Common Share	$20.00

See accompanying notes to financial statements.

Flat Rock Core Income Fund

Statement of Operations

For the period June 17, 2020 (inception date) through September 30, 2020

Investment Income	$–
Expenses
Organizational costs	10,890
Total Expenses	10,890
Less: Reimbursement from Adviser	(10,890)
Net Expenses	–
Net Investment Income	$–

See accompanying notes to financial statements

Flat Rock Core Income Fund

Notes to Financial Statements

September 30, 2020

(1)	ORGANIZATION

Flat Rock Core Income Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, closed-end management investment company.  The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act.  The Fund’s investment objective is the preservation of capital while generating current income from its debt investments and seeking to maximize the portfolio’s total return.  The Fund has not had any operations other than the sale and issuance of 250 common shares of beneficial interest at an aggregate purchase price of $5,000 at a price per share equal to the net asset value of $20.00 per share (Note 6).

Flat Rock Capital Corp. (the “Predecessor Fund”), a Maryland corporation that is an externally managed, non-diversified, closed-end investment company that has elected to be regulated as a BDC under the 1940 Act, is expected to be reorganized into the Fund as of the date the Fund commences operations. Flat Rock Global, LLC (the “Adviser”), has managed the Predecessor Fund since 2017.

(2)	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).  The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingencies at the date of the financial statements. The Fund believes that these estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Federal Income Taxes

The Fund intends to qualify as a regulated investment company and comply in its initial fiscal year and thereafter with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Cash

Cash includes non-interest bearing non-restricted cash with one institution.

(3)	ORGANIZATIONAL AND OFFERING COSTS

Organizational costs consist of costs incurred to establish the Fund and enable it legally to do business and are expensed as incurred. For the period from June 17, 2020 (inception date) through September 30, 2020, the Fund incurred organizational costs of $10,890.

Offering costs primarily include legal fees for the preparation of the initial registration statement and are deferred until the Fund commences operations and then amortized over the first twelve months of operations on a straight-line basis. For the period from June 17, 2020 (inception date) through September 30, 2020, the Fund incurred offering costs of $17,793.

Flat Rock Core Income Fund

Notes to Financial Statements

September 30, 2020

For the period from June 17, 2020 (inception date) through September 30, 2020, the Adviser has voluntarily agreed to bear the organizational and offering expenses of the Fund. The waiver is not contractual and may be terminated at any time.

(4)	INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

The Adviser will serve as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement with the Fund (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser will provide the Fund such investment advice as it deems advisable and will furnish a continuous investment program for the Fund consistent with the Fund’s investment objective and strategies.  As compensation for its management services, the Fund will pay the Adviser a monthly fee in dollars at the annual rate of 1.375% (as a percentage of daily total assets) on assets, payable quarterly in arrears. Additionally, the Fund will pay the Adviser an incentive fee equal to 15.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on our “adjusted capital,” equal to 1.75% per quarter (or an annualized hurdle rate of 7.00%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. The incentive fee is calculated and payable quarterly in arrears.

(5)	RELATED PARTIES

At September 30, 2020, a Trustee and certain officers of the Trust are affiliated with the sole shareholder (Note 6). ALPS Fund Services, Inc. is expected to serve as the Fund’s distributor and administrator. The custodian to the Fund is expected to be U.S. Bank National Association. The transfer agent to the Fund is expected to be DST Systems, Inc., an affiliate of ALPS Fund Services, Inc.

(6)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates an assumption resumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At September 30, 2020, Robert K. Grunewald owned 100% of the outstanding shares of the Fund. Robert K. Grunewald is the Managing Member of the Adviser and the Chief Executive Officer of the Fund.

(7)	SUBSEQUENT EVENTS

In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued and has identified the following event for disclosure in the financial statements:

On October 16, 2020, the Fund’s Board of Trustees held an organizational board meeting at which they approved, among other things, the Advisory Agreement.

FLAT ROCK CAPITAL CORP. (PREDECESSOR FUND)

Index to Consolidated Financial Statements of Flat Rock Capital Corp. (Predecessor Fund) For Period Ended June 30, 2020 (Unaudited)

Flat Rock Capital Corp.

Consolidated Statements of Assets and Liabilities

	June 30, 2020 (Unaudited)	December 31, 2019

Assets:
Non-controlled/non-affiliated investments, at fair value (amortized cost of $95,476,864 and $101,846,603, respectively)	$93,911,495	$101,537,724
Cash and cash equivalents	2,118,059	3,359,446
Restricted cash	75,000	-
Foreign currency, at fair value (cost of $47,289 and $47,289, respectively)	45,248	47,289
Receivables:
Subscriptions	295,000	-
Receivable for sales of investments	251,250	1,771
Receivable for paydowns of investments	806,931	81,410
Due from investment adviser	132,855	196,728
Dividend receivable	58,019	64,524
Interest receivable	1,101,753	265,314
Prepaid expenses and other assets	-	75,000
Total Assets	$98,795,610	$105,629,206

Liabilities:
Credit facility, net (Note 6)	$30,505,809	$29,796,235
Payables:
Payable for investments purchased	9,999,988	18,996,667
Distributions payable	274,905	257,614
Management fee payable	699,385	368,452
Incentive fee payable	390,915	155,491
Accrued other general and administrative expenses	203,613	84,877
Total Liabilities	$42,074,615	$49,659,336

Commitments and contingencies (Note 8)

Net Assets:
Preferred shares, $0.001 par value; 25,000,000 shares authorized; 0 issued and outstanding as of June 30, 2020, and December 31, 2019	$-	$-
Common Shares, $0.001 par value; 125,000,000 shares authorized; 2,914,362 as of June 30, 2020, and 2,832,840 as of December 31, 2019 issued and outstanding, respectively	2,914	2,833
Additional paid-in capital	58,044,543	56,459,407
Total distributable earnings (accumulated deficit)	(1,326,462)	(492,370)
Total Net Assets	$56,720,995	$55,969,870
Total Liabilities and Net Assets	$98,795,610	$105,629,206
Net Asset Value Per Common Share	$19.46	$19.76

The accompanying notes are an integral part of these unaudited consolidated financial statements.

Flat Rock Capital Corp.

Consolidated Statements of Operations

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Income:
Investment income from non-controlled, non-affiliated investments:
Interest income	$1,875,793	$1,548,387	$3,720,820	$2,985,675
Dividend income	278,004	-	434,764	-
Other income	32,550	45,407	66,699	170,699
Total investment income from non-controlled, non-affiliated investments	2,186,347	1,593,794	4,222,283	3,156,374
Total Investment Income	2,186,347	1,593,794	4,222,283	3,156,374

Expenses:
Interest expenses	282,197	403,240	660,579	810,651
Management fees	343,852	344,705	699,385	636,123
Incentive fees	215,117	320,657	390,915	320,657
Professional fees	63,750	62,329	138,435	123,973
Other general and administrative expenses	102,523	87,040	213,758	185,525
Total Expenses	1,007,439	1,217,971	2,103,072	2,076,929
Less: Management fee waiver (Note 3)	(42,714)	(59,979)	(100,806)	(102,354)
Less: Incentive fee waiver (Note 3)	-	-	(32,048)	-
Less: Expense reimbursement (Note 3)	-	(287,657)	-	(287,657)
Net expenses	964,725	870,335	1,970,218	1,686,918
Net Investment Income (Loss)	1,221,622	723,459	2,252,065	1,469,456

Realized and unrealized gains (losses) on investments and foreign currency transactions
Net realized gains (losses):
Non-controlled, non-affiliated investments	112,397	(327,898)	115,730	(271,065)
Foreign currency transactions	-	(524)	-	(524)
Forward foreign currency exchange contracts (Note 2)	-	-	-	350,650
Total net realized gains (losses)	112,397	(328,422)	115,730	79,061
Net change in unrealized gains (losses):
Non-controlled, non-affiliated investments	1,553,838	311,102	(1,256,490)	223,663
Foreign currency translation	1,564	86,736	(2,041)	189,614
Forward foreign currency exchange contracts (Note 2)	-	(76,622)	-	(556,301)
Total net change in unrealized gains (losses)	1,555,402	321,216	(1,258,531)	(143,024)
Total realized and unrealized gains (losses)	1,667,799	(7,206)	(1,142,801)	(63,963)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,889,421	$716,253	$1,109,264	$1,405,493

Per Common Share Data:
Basic and diluted net investment income per common share	$0.42	$0.33	$0.79	$0.72
Basic and diluted net increase (decrease) in net assets resulting from operations	$1.00	$0.33	$0.39	$0.68
Weighted Average Common Shares Outstanding - Basic and Diluted	2,889,161	2,174,646	2,867,623	2,053,546

The accompanying notes are an integral part of these unaudited consolidated financial statements.

Flat Rock Capital Corp.

Consolidated Statements of Changes in Net Assets

(Unaudited)

	For the Six Months Ended
	June 30, 2020	June 30, 2019
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$2,252,065	$1,469,456
Net realized gains (losses) on investments and foreign currency transactions	115,730	79,061
Net change in unrealized gains (losses) on investments, foreign currency translations, and foreign currency exchange contracts	(1,258,531)	(143,024)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,109,264	1,405,493

Decrease in Net Assets Resulting from Stockholder Distributions
Dividends and distributions to stockholders	(1,943,356)	(1,343,862)

Net Decrease in Net Assets Resulting from Stockholder Distributions	(1,943,356)	(1,343,862)

Increase in Net Assets Resulting from Capital Share Transactions
Issuance of common shares	1,479,925	12,657,850
Reinvestment of distributions	322,875	87,624
Repurchase of common shares	(217,583)	(371,250)
Net Increase in Net Assets Resulting from Capital Share Transactions	1,585,217	12,374,224
Total Increase (Decrease) in Net Assets	751,125	12,435,855
Net Assets, Beginning of Period	55,969,870	36,855,107
Net Assets, End of Period	$56,720,995	$49,290,962
Net Asset Value per Common Share	$19.46	$19.77
Common shares outstanding at the end of the period	2,914,362	2,492,928

The accompanying notes are an integral part of these unaudited consolidated financial statements.

Flat Rock Capital Corp.

Consolidated Statements of Cash Flows

(Unaudited)

	For the Six Months Ended
	June 30, 2020	June 30, 2019

Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$1,109,264	$1,405,493
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Net realized (gains)/losses on investments	(115,730)	(79,061)
Net change in unrealized (gains)/losses on investments	1,256,490	(223,663)
Net change in unrealized (gains)/losses on foreign currency translations	2,041	(189,614)
Net change in unrealized (appreciation)/depreciation on forward foreign currency contracts	-	556,301
Net accretion of discount on investments	(114,860)	(50,441)
Purchases of investments	(38,290,582)	(92,088,868)
Proceeds from sale of investments	44,888,870	83,726,218
Amortization of debt issuance costs	66,556	58,818
Changes in operating assets and liabilities:
Receivable for sales of investments	(249,479)	(15,826,718)
Dividends receivable	6,505	-
Interest receivable	(836,439)	(282,501)
Due from investment adviser	63,873	(257,787)
Receivable for paydowns of investments	(725,521)	205,831
Prepaid expenses and other assets	75,000	-
Payable for investments purchased	(8,996,679)	19,991,766
Management fees payable	330,933	344,706
Incentive fee payable	235,424	320,657
Accrued other general and administrative expenses	118,736	(154,342)
Net cash used in operating activities	(1,175,598)	(2,543,205)
Cash Flows from Financing Activities:
Borrowings on credit facility	15,524,298	13,636,502
Payments on credit facility	(14,842,930)	(17,581,150)
Payments of debt issuance costs	(38,350)	(61,425)
Distributions paid in cash	(1,603,190)	(1,321,110)
Proceeds from issuance of common shares, net of change in subscriptions receivable of $295,000 and $0, respectively	1,184,925	12,374,224
Repurchase of common shares	(217,583)	-
Net cash provided by financing activities	7,170	7,047,041
Net increase (decrease) in cash and cash equivalents	(1,168,428)	4,503,836
Cash, cash equivalents, restricted cash, and foreign currency, beginning of period	3,406,735	1,179,518
Cash, cash equivalents, restricted cash, and foreign currency, end of period(1)	$2,238,307	$5,683,354

Supplemental and Non-Cash Information:
Interest paid during the period	$600,579	$810,651
Distributions declared during the period	$1,943,356	$1,343,862
Reinvestment of distributions during the period	$322,875	$87,624
Distributions payable	$274,905	$222,897

(1)	Agrees to the total of “Cash and cash equivalents”, “Restricted cash”, and “Foreign currency, at fair value” balances on the Consolidated Statements of Assets and Liabilities.

The accompanying notes are an integral part of these consolidated financial statements.

Flat Rock Capital Corp.

Consolidated Schedule of Investments

As of June 30, 2020

(Unaudited)

			Acquisition	Maturity	Par /	Amortized	Fair	Percentage of Net
Portfolio Company(3)	Industry	Interest Rate	Date	Date	Units	Cost(1)(6)	Value	Assets
Debt Investments
First Lien Senior Secured(2)
AIS HoldCo, LLC(7)	Insurance Services	3M USD L + 5.00% (0% Floor)	8/15/2018	8/15/2025	3,825,000	$3,825,736	$3,825,000	6.7%
ALM Media, Inc.(7)	Media: Advertising, Printing, and Publishing	3M USD L + 6.50% (1% Floor)	11/25/2019	11/25/2024	4,875,000	4,787,980	4,777,500	8.4%
Broder Bros Co.(5)(7)	Wholesale	1M USD L + 8.50% (1% Floor)	1/30/2019	12/2/2022	1,859,786	1,859,786	1,822,590	3.2%
Ceva Logistics Finance B.V.(4)(5)	Transportation: Cargo	1M USD L + 5.00% (0% Floor)	2/22/2019	8/4/2025	2,970,000	2,893,190	2,376,000	4.2%
Coastal Construction Products(7)(10)	Construction & Building	2M USD L + 5.125% (1% Floor)	10/10/2018	9/4/2024	3,667,678	3,632,992	3,666,278	6.5%
Diversified Risk Holdings, LLC(5)	Insurance Services	3M USD L + 8.00% (1% Floor)	11/28/2018	11/28/2023	14,127,404	14,030,567	14,268,678	25.2%
Hill International, Inc.(7)	Business Services	3M USD L + 5.75% (1% Floor)	9/22/2017	6/21/2023	1,455,000	1,450,377	1,451,362	2.6%
Isagenix International LLC(7)	Direct Selling	3M USD L + 5.75% (1% Floor)	4/26/2018	4/25/2025	2,696,122	2,703,363	1,685,076	3.0%
Mills Fleet Farms(7)	Consumer Goods	1M USD L + 7.00% (0.75% PIK - 1% Floor)	10/19/2018	10/19/2024	4,654,548	4,582,983	4,180,715	7.4%
NM Z Parent Inc (Zep Inc)(7)	Chemicals & Allied Products	3M USD L+ 4.00% (1% Floor)	5/25/2018	8/9/2024	977,387	968,683	891,572	1.6%
North Pole US LLC(4)	Aerospace & Defense	3M USD L + 7.00% (0% Floor)	4/10/2019	4/10/2025	1,875,000	1,713,193	1,775,250	3.1%
Potpourri Group, Inc.(7)	Direct Selling	1M USD L + 8.25% (0% Floor)	7/3/2019	7/3/2024	9,750,000	9,668,647	9,222,525	16.3%
Specialist Resources Global Inc (7)(11)	Healthcare Services	1M USD L + 5.25% (0% Floor)	9/23/2019	9/23/2025	3,308,333	3,271,326	3,308,333	5.8%
Spencer Gifts LLC(7)	Retail	1M USD L + 6.00% (0% Floor)	6/14/2019	6/12/2026	4,880,108	4,792,869	4,590,230	8.1%
ThreeBridge Solutions Delayed Draw(7)	IT Implementation	-	12/1/2017	12/1/2022	277,916	276,091	276,248	0.5%
ThreeBridge Solutions Term Loan(5)(7)	IT Implementation	Greater of 13.00% Fixed or L + 9.00%	12/1/2017	12/1/2022	5,062,084	5,023,254	5,031,712	8.9%
Trident Technologies, LLC	IT Services	3M USD L + 6.00% (1.5% Floor)	1/23/2020	12/19/2025	4,975,000	4,904,752	4,900,375	8.6%
Total First Lien Senior Secured					71,236,366	$70,385,789	$68,049,444	120.1%

Collateralized Securities and Structured Products
Churchill Middle Market CLO IV Ltd.(4)	Investment Funds & Vehicles	3M USD L + 9.27% (0% Floor)	12/12/2019	1/23/2032	4,000,000	3,821,616	3,548,000	6.3%
Diamond CLO 2019-1, LLC.(4)	Investment Funds & Vehicles	3M USD L + 8.05% (0% Floor)	6/5/2020	4/25/2029	1,500,000	1,269,266	1,263,600	2.2%
MMCF CLO, LLC.(4)	Investment Funds & Vehicles	3M USD L + 6.38% (0% Floor)	6/5/2020	1/15/2028	1,000,000	869,164	864,600	1.5%
Total Collateralized Securities and Structured Products					6,500,000	5,960,046	5,676,200	10.0%
Total Debt Investments					77,736,366	$76,345,835	$73,725,644	130.1%

Equity Investments
BCP Great Lakes Fund LP(4)(8)(9)	Investment Funds & Vehicles	N/A	8/9/2019	N/A	5,906,339	5,906,339	5,707,297	10.1%
Golub Capital BDC, Inc.(4)	Investment Funds & Vehicles	N/A	5/1/2020	N/A	95,000	995,097	1,106,750	2.0%
New Mountain Finance Corp.(4)	Investment Funds & Vehicles	N/A	3/31/2020	N/A	170,265	961,825	1,581,761	2.8%
Solar Capital Ltd.(4)	Investment Funds & Vehicles	N/A	4/9/2020	N/A	15,387	203,555	246,346	0.4%
TriplePoint Venture Growth BDC Corp.(4)	Investment Funds & Vehicles	N/A	4/14/2020	N/A	150,167	1,064,225	1,543,717	2.7%
Total Equity Investments					6,337,158	$9,131,041	$10,185,871	18.0%

		Maturity	Acquisition	Number of	Par /	Amortized	Fair	Percentage of Net
Security(3)	Yield to Maturity	Date	Date	Shares	Units	Cost(6)	Value	Assets
U.S. Government Securities
U.S. Treasury Bill(5)	0.00%	7/2/2020	7/1/2020	10,000,000	10,000,000	$9,999,988	$9,999,980	17.6%
Total U.S. Government Securities					10,000,000	9,999,988	9,999,980	17.6%

Total Investments					94,073,524	$95,476,864	$93,911,495	165.7%
Liabilities in Excess of Other Assets							(37,190,500)	(65.7)%
Net Assets							$56,720,995	100.0%

(1)	The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(2)	Loan contains a variable rate structure, subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) (which can include one-, two-, three- or six-month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, and which reset periodically based on the terms of the loan agreement. For each such loan, the Company has provided the interest rate in effect on the date presented. As of June 30, 2020, the 1 month (1M), 2 month (2M), and 3 month (3M) USD LIBOR rates were 0.16%, 0.23%, and 0.30%, respectively.
(3)	As of June 30, 2020, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Company owns less than 5% of the portfolio company’s outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company.
(4)	Non-qualifying investment as defined by Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of June 30, 2020, 20.2% of the Company’s total assets were in non-qualifying investments.
(5)	Investments or a portion of investments are unsettled as of June 30, 2020.
(6)	As of June 30, 2020, the tax cost of the Company’s investments approximates their amortized cost.
(7)	Security or portion thereof held within FRC Funding I, LLC and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with State Bank and Trust Company (see Note 6 to the consolidated financial statements).
(8)	Security exempt from registration under the Securities Act of 1933 (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act. As of June 30, 2020, the aggregate fair value of securities held by the Company is $5,707,297 or 10.1% of net assets.
(9)	The BCP Great Lakes Fund LP is a limited partnership commitment, and has a three year reinvestment period expiring November 27, 2021, and is subject to two (2) one year extensions thereof with the consent of BMO Harris Bank and BC Partners Advisors, L.P. Of the entire 6,291,872 commitment to BCP Great Lakes Fund LP, $385,533 was unfunded as of June 30, 2020. As such, no dividend is being earned on this investment.
(10)	Of the entire $4,667,678 commitment to Coastal Construction Products, $1,000,000 was unfunded as of June 30, 2020. As such, no dividend is being earned on this investment.
(11)	Of the entire $4,975,000 commitment to Specialist Resources Global Inc., $1,666,667 was unfunded as of June 30, 2020. As such, no dividend is being earned on this investment.

The accompanying notes are an integral part of these consolidated financial statements.

Flat Rock Capital Corp.

Consolidated Schedule of Investments

As of December 31, 2019

Portfolio Company(3)	Industry	Interest Rate	Acquisition Date	Maturity Date	Principal / Par	Cost	Fair Value	Percentage of Net Assets
Debt Investments
First Lien Senior Secured Debt(1)(2)(6)
AIS HoldCo, LLC(7)	Insurance Services	3M USD L + 5.00% (0% Floor)	8/15/2018	8/15/2025	$3,875,000	$3,875,108	$3,826,562	6.8%
ALM Media, Inc.(7)	Media: Advertising, Printing, and Publishing	3M USD L + 6.50% (1% Floor)	11/25/2019	11/25/2024	5,000,000	4,901,774	4,900,000	8.8%
Broder Bros Co.(7)	Wholesale	3M USD L + 8.50% (1% Floor)	1/30/2019	12/2/2022	1,932,883	1,932,883	1,932,883	3.5%
Ceva Logistics Finance B.V.(4)	Transportation: Cargo	3M USD L + 5.00% (0% Floor)	2/22/2019	8/4/2025	2,985,000	2,901,303	2,567,100	4.6%
Coastal Construction Products(7)(10)	Construction & Building	1M USD L + 5.125% (1% Floor)	10/10/2018	9/4/2024	3,805,021	3,765,373	3,805,021	6.8%
Diversified Risk Holdings, LLC	Insurance Services	3M USD L + 8.00% (1% Floor)	11/28/2018	11/28/2023	14,850,000	14,732,774	14,998,500	26.8%
Hill International, Inc.(7)	Business Services	3M USD L + 5.75% (1% Floor)	9/22/2017	6/21/2023	1,462,500	1,457,080	1,458,844	2.6%
Isagenix International LLC(7)	Direct Selling	3M USD L + 5.75% (1% Floor)	4/26/2018	4/25/2025	2,773,173	2,781,173	2,495,856	4.5%
Mills Fleet Farms(7)	Consumer Goods	1M USD L + 6.25% (1% Floor)	10/19/2018	10/19/2024	4,961,078	4,876,119	4,712,031	8.4%
NM Z Parent Inc (Zep Inc)(7)	Chemicals & Allied Products	3M USD L+ 4.00% (1% Floor)	5/25/2018	8/9/2024	982,412	972,631	808,820	1.4%
North Pole US LLC(4)	Aerospace & Defense	3M USD L + 7.00% (0% Floor)	4/10/2019	4/10/2025	1,925,000	1,745,737	1,750,595	3.1%
Potpourri Group, Inc.(7)	Direct Selling	1M USD L + 8.25% (0% Floor)	7/3/2019	7/3/2024	9,875,000	9,781,895	9,776,250	17.5%
Specialist Resources Global Inc.(5)(7)(10)	Healthcare Services	1M USD L + 5.25% (0% Floor)	9/23/2019	9/23/2025	3,325,000	3,284,781	3,283,417	5.9%
Spencer Gifts LLC(7)	Retail	1M USD L + 6.00% (0% Floor)	6/14/2019	6/12/2026	4,987,500	4,891,998	4,889,246	8.7%
ThreeBridge Solutions Delayed Draw(7)	IT Implementation	-	12/1/2017	12/1/2022	277,916	275,688	277,916	0.5%
ThreeBridge Solutions Term Loan(5)(7)	IT Implementation	1M USD L+ 9.00% (1% Floor)	12/1/2017	12/1/2022	5,164,392	5,115,830	5,164,392	9.2%
World Insurance Associates, LLC Delayed Draw(7)	Banking, Finance, Insurance & Real Estate	1M USD L + 4.50% (1% Floor)	7/2/2018	7/18/2024	1,692,930	1,686,765	1,676,001	3.0%
World Insurance Associates, LLC(7)	Banking, Finance, Insurance & Real Estate	1M USD L + 4.50% (1% Floor)	7/2/2018	7/18/2024	3,182,458	3,155,653	3,150,633	5.6%
Total First Lien Senior Secured Debt					$73,057,263	$72,134,565	$71,474,067	127.7%

Collateralized Loan Obligations(1)(6)
Churchill Middle Market CLO IV Ltd., Class E2(4)	Investment Vehicle	3M USD L + 10.20% (0% Floor)	12/12/2019	1/23/2032	4,000,000	3,800,904	4,060,800	7.3%
Total Collateralized Loan Obligations					4,000,000	3,800,904	4,060,800	7.3%
Total Debt Investments					$77,057,263	$75,935,469	$75,534,867	135.0%

Private Fund Investments
BCP Great Lakes Fund LP(4)(8)(9)	Investment Vehicle	-	8/9/2019	-		6,914,467	7,006,429	12.5%
Total Private Fund Investments						$6,914,467	$7,006,429	12.5%

Security(3)	Yield to Maturity	Maturity Date	Acquisition Date	Number of Shares	Principal / Par	Amortized Cost(6)	Fair Value	Percentage of Net Assets
U.S. Government Securities(1)(6)
U.S. Treasury Bill(5)	1.05%	1/7/2020	12/31/2019	19,000,000	$19,000,000	$18,996,667	$18,996,428	33.9%
Total U.S. Government Securities					19,000,000	18,996,667	18,996,428	33.9%

Total Investments					$96,057,263	$101,846,603	$101,537,724	181.4%
Liabilities in Excess of Other Assets							(45,567,854)	(81.4)%
Net assets							$55,969,870	100.0%

(1)	The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(2)	Loan contains a variable rate structure, subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) (which can include one-, two-, three- or six-month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, and which reset periodically based on the terms of the loan agreement. For each such loan, the Company has provided the interest rate in effect on the date presented. As of December 31, 2019, the 1 month (1M), 2 month (2M), and 3 month (3M) USD LIBOR rates were 1.76%, 1.83%, and 1.91%, respectively.
(3)	As of December 31, 2019, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Company owns less than 5% of the portfolio company’s outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company.
(4)	Non-qualifying investment as defined by Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2019, 14.6% of the Company’s total assets were in non-qualifying investments.
(5)	Investments or a portion of investments are unsettled as of December 31, 2019.
(6)	As of December 31, 2019, the tax cost of the Company’s investments approximates their amortized cost.
(7)	Security or portion thereof held within FRC Funding I, LLC, a special purpose wholly-owned subsidiary of the Company, and is pledged as collateral supporting the amounts outstanding under a revolving credit facility (see Note 6 to the consolidated financial statements).
(8)	Security exempt from registration under the Securities Act of 1933 (the “Securities Act”), and may be deemed to be a “restricted security” under the Securities Act. As of December 31, 2019, the aggregate fair value of restricted securities held by the Company was $7,006,429 or 12.5% of net assets.
(9)	The BCP Great Lakes Fund LP (the “Private Fund”) is a limited partnership commitment, and has a three year reinvestment period expiring November 27, 2021, and is subject to two (2) one year extensions thereof with the consent of BMO Harris Bank and BC Partners Advisors, L.P. The Private Fund’s investment strategy is to invest in middle market sponsor backed uni-tranche term loans. The reinvestment period is 3 years from the close date. The Private Fund does not permit withdrawal from the Private Fund or the withdrawal of any portion of the Company’s capital account until the termination of the Private Fund or as provided in the Private Fund’s limited partnership agreement. Of the $7,300,000 commitment to the Private Fund, $385,533 was unfunded as of December 31, 2019 (See Note 8 to the Consolidated Financial Statements).
(10)	The Company had unfunded loan commitments to the portfolio company as of December 31, 2019. See Note 8 to the Consolidated Financial Statements.

The accompanying notes are an integral part of these consolidated financial statements.

Flat Rock Capital Corp.

Notes to Consolidated Financial Statements (Unaudited)

Note 1. Organization

Organization

Flat Rock Capital Corp. (the “Company”) is a Maryland corporation formed on March 20, 2017 that commenced operations on May 3, 2017. The Company was formed to primarily make debt investments in senior secured loans of U.S. middle-market companies (“Senior Loans”). The Company is an externally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, the Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Because the Company has elected to be regulated as a BDC and has elected to be treated as a RIC under the Code, the Company’s portfolio is subject to diversification and other requirements. The Company’s investment objective is the preservation of capital while generating current income from its debt investments and seeking to maximize the portfolio’s total return.

Flat Rock Global, LLC (the “Adviser” or “Flat Rock Global”), a Delaware limited liability company, serves as the Company’s investment adviser. The Adviser is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser oversees the management of the Company’s activities and is responsible for making investment decisions with respect to, and providing day-to-day management and administration of, the Company’s investment portfolio under the terms of an investment advisory agreement between the Company and the Adviser (the “Investment Advisory Agreement”), subject to the supervision of the Company’s Board of Directors (the “Board”). The Board consists of three directors, two of whom are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Company of Flat Rock Global.

The Company is conducting a continuous private offering of shares of its common stock (“Shares”) to investors in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). Shares are offered solely to investors that are “accredited investors” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Company offers Shares through its agents and employees without sales commission or other remuneration on a “best efforts” basis. The Company believes that each of its employees and agents qualifies as an “associated person not deemed to be broker” within the meaning of Rule 3a4-1 promulgated pursuant to the Securities Exchange Act of 1934, as amended.

On June 10, 2020, the board of directors of the Company (the “Board”) approved an Agreement and Plan of Reorganization whereby, if approved by the Company’s stockholders, the Company will transfer all of its assets to Flat Rock Capital Credit Fund, a newly-formed Delaware Statutory Business Trust, in exchange for newly-issued shares of Flat Rock Capital Credit Fund and the assumption of all of the Company’s liabilities. Flat Rock Capital Credit Fund intends to continue, in all material respects, the investment strategy of the Company, however as a registered closed-end fund that intends to operate as an interval fund. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for additional information regarding the proposed reorganization transaction.

Note 2. Significant Accounting Policies

Basis of Presentation

The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The accompanying unaudited consolidated financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. The Company is an investment company, and, therefore, applies the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies.

Basis of Consolidation

As provided under Regulation S-X and ASC Topic 946, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s special purpose wholly-owned subsidiary, FRC Funding I, LLC, which was formed on August 31, 2018, in its consolidated financial statements. All intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported periods. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Flat Rock Capital Corp.

Notes to Consolidated Financial Statements (Unaudited)

Cash and Cash Equivalents

Cash and cash equivalents (e.g. U.S. Treasury bills) may include demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Company deposits its cash and cash equivalents with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.

Income Taxes

The Company has elected to be treated for U.S. federal income tax purposes as a RIC under the Code. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Rather, any tax liability related to income earned by the Company represents obligations of the Company’s investors and will not be reflected in the financial statements of the Company. To qualify as a RIC under Subchapter M of the Code, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Company must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income” for that year, which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses.

In order for the Company not to be subject to U.S. federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. The Company, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than- not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

Although the Company files federal and state tax returns, its major tax jurisdiction is federal. The Company’s inception-to-date federal tax years remain subject to examination by the Internal Revenue Service and the State of Maryland Department of Assessments and Taxation.

Valuation of Portfolio Investments

The Company has adopted FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP and expands disclosures about fair value measurements.

ASC Topic 820 clarifies that fair value is defined as the price that the Company would receive upon selling an investment or paying to transfer a liability to a market participant in the principal or most advantageous market for the investment. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. ASC Topic 820 provides a consistent definition of fair value that focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, ASC Topic 820 provides a framework for measuring fair value and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date as discussed in Note 5.

The Board has established procedures for the valuation of the Company’s investment portfolio. The valuation committee, which is comprised of the independent members of the Board, is responsible for executing the valuation policy, with assistance from Flat Rock Global and one or more independent valuation firms. These procedures are detailed below.

Flat Rock Capital Corp.

Notes to Consolidated Financial Statements (Unaudited)

Investments for which market quotations are readily available are valued at such market quotations.

Most of the Company’s investments are not traded on a national securities exchange and do not have the benefit of market quotations or other pricing data from such an exchange. With respect to investments for which pricing data is not readily available or when such pricing data is deemed not to represent fair value, the Board has approved a multi-step valuation process each quarter, as described below:

1.	each portfolio company or investment is valued by Flat Rock Global, potentially with information received from one or more independent valuation firms engaged by the Company;

2.	an independent valuation firm conducts independent valuations and makes an independent assessment of the value of each investment on a rotating basis so that each investment is valued at least twice annually;

3.	the valuation committee of the Board reviews and discusses the preliminary valuations prepared by Flat Rock Global and that of the independent valuation firm; and

4.	the Board discusses the valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of Flat Rock Global, an independent valuation firm and the valuation committee.

Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account in fair value pricing the Company’s investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

Investments in private investment companies are measured based upon NAV as a practical expedient to determine fair value. The Company applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Company’s entire position in a particular investment, unless it is probable that the Company will sell a portion of an investment at an amount different from the NAV of the investment. Each of these investments has certain restrictions with respect to rights of withdrawal by the Company as specified in the respective agreements. Generally, the Company is required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time. The management agreements of the private investment companies provide for compensation to the managers in the form of fees ranging from 0% to 2% annually of the net assets and performance incentive allocations or fees ranging from 0% to 20% on net profits earned.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized. The Company utilizes specific identification on a First-In, First-Out (“FIFO”) basis as their tax-lot relief method.

Debt Issuance Costs

The Company records origination and other expenses related to its debt obligations as debt issuance costs. These expenses are deferred and amortized over the life of the related debt instrument. Debt issuance costs are presented on the consolidated statements of assets and liabilities as a direct deduction from the debt liability. As of June 30, 2020, the balance of debt issuance costs was $304,988, which is included in Credit Facility, net of $30,505,809 on the consolidated statements of assets and liabilities. As of December 31, 2019, the balance of debt issuance costs was $371,544, which is included in Credit Facility, net of $29,796,235 on the consolidated statements of assets and liabilities.

Flat Rock Capital Corp.

Notes to Consolidated Financial Statements (Unaudited)

Derivatives and Hedging Activities

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. During the six months ended June 30, 2020, the Company did not utilize forward foreign currency contracts to hedge its foreign currency exposure.

During the six months ended June 30, 2019, the Company utilized forward foreign currency contracts to hedge its foreign currency exposure.

The following table provides quantitative disclosures about fair values of, and unrealized appreciation (depreciation) on, the Company’s derivative instruments as of and for the six months ended June 30, 2019, grouped by contract type and risk exposure category.

Derivatives

Unrealized appreciation (depreciation) on forward foreign currency exchange contracts

Forward Contracts	$(186,488)
Derivative Liability	$(186,488)

The following table lists the amount of change in unrealized appreciation (depreciation) included in net increase (decrease) in net assets resulting from operations during the six months ended June 30, 2019, grouped by contract type and risk exposure.

Derivatives	Consolidated Statement of Operations Location	Foreign Currency Contracts	Total
	Net change in unrealized gains (losses) from forward foreign currency exchange contracts
Forward Contracts		$(556,301)	$(556,301)
		$(556,301)	$(556,301)

During the six months ended June 30, 2019, the Company’s quarterly average volume of derivatives is as follows:

Forward Foreign Currency Exchange Contracts - Payable (Value at Trade Date)
$(4,857,215)

Distributions to Common Stockholders

Distributions to common stockholders are recorded on the record date. The amount to be distributed is determined by the Board and is generally based upon current and estimated net earnings. Net realized long-term capital gains, if any, would be generally distributed at least annually, although the Company may decide to retain such capital gains for investment.

Foreign Currency Translation

The Company’s books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Fair value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the applicable period; and

2.	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, the Company does not isolate that portion of the results of operations due to changes in foreign exchange rates on investments, other assets and debt from the fluctuations arising from changes in fair values of investments and liabilities held. Such fluctuations are included with the net realized gain (loss) and net change in unrealized gain (loss) from investments and liabilities.

Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices to be more volatile than those of comparable U.S. companies or U.S. government securities.

Flat Rock Capital Corp.

Notes to Consolidated Financial Statements (Unaudited)

Recently Issued Accounting Pronouncements

In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has adopted all disclosures of ASU 2018-13.

Note 3. Agreements and Related Party Transactions

Investment Advisory Agreement

On May 16, 2017, the Company entered into the Investment Advisory Agreement with Flat Rock Global. Pursuant to the Investment Advisory Agreement, the Company pays Flat Rock Global a fee for its services consisting of two components — a management fee and an incentive fee. The management fee is calculated at an annual rate of 1.375% of the Company’s average gross assets as of the end of the two most recently completed quarters and is payable quarterly in arrears. The management fee for any partial month or quarter will be appropriately pro-rated. In order to meet the diversification tests required to qualify as a RIC, the Company, on June 30, 2020, acquired $10,000,000 in face value of short-term U.S. Treasury Bills. This transaction had the effect of increasing management fees payable to Flat Rock Global for the three and six month periods ended by $42,714 and $100,806, respectively, for a total gross management fees of $343,852 and $699,385, respectively; however, Flat Rock Global waived the portion relating to the acquisition of short-term U.S. Treasury Bills. In order to meet the diversification tests required to qualify as a RIC, the Company, on June 28, 2019, acquired $25,000,000 in face value of short-term U.S. Treasury Bills. This transaction had the effect of increasing management fees payable to Flat Rock Global for the three and six month periods ended by $59,979 and $102,354, respectively, for a total gross management fees of $344,705 and $636,123, respectively; however, Flat Rock Global waived the portion relating to the acquisition of short-term U.S. Treasury Bills. In addition, there are no recoupment agreements in place, and waived fees will not be recouped by Flat Rock Global.

The incentive fee consists of two parts. The first part, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based on 15% of the Company’s pre-incentive fee net investment income for the immediately preceding quarter. The payment of the incentive fee on income is subject to payment of a preferred return to investors each quarter, expressed as a quarterly rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 1.5% (6.0% annualized), subject to a “catch up” feature. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre- incentive fee net investment income is payable except to the extent that 15.0% of the cumulative net increase in net assets resulting from operations for the prior twelve quarters exceeds the cumulative incentive fees accrued and/or paid for the prior twelve quarters. In other words, any incentive fee on income that is payable in a calendar quarter is limited to the lesser of (i) 15.0% of the amount by which the Company’s pre- incentive fee net investment income for such calendar quarter that exceeds the 1.5% hurdle, subject to the “catch-up” provision and (ii) (x) 15.0% of the cumulative net increase in net assets resulting from operations for the prior twelve quarters minus (y) the cumulative incentive fees accrued and/or paid for the prior twelve quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of the Company’s pre-incentive fee net investment income, realized gains and losses and unrealized gains and losses since inception.

The total return requirement described above is designed to measure the performance of Flat Rock Global over a longer time horizon than on a quarterly basis and to ensure that Flat Rock Global does not earn fees for exceeding the hurdle rate in selected quarters while under-performing on a longer- term basis. The total return requirement is likewise designed to incentivize Flat Rock Global to not focus solely on quarterly performance, but to seek investments that exhibit strong performance on a long-term basis. The Company believes that the total return requirement is beneficial to investors and has the potential to reduce the fees payable to Flat Rock Global in the event of under-performance on a long-term basis.

Under the capital gains component of the incentive fee, the Company pays Flat Rock Global at the end of each calendar year 15.0% of its aggregate cumulative realized capital gains from inception through the end of that year, computed net of the Company’s aggregate cumulative realized capital losses and the Company’s aggregate cumulative unrealized losses through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees. For the foregoing purpose, the Company’s “aggregate cumulative realized capital gains” does not include any unrealized gains. It should be noted that the Company accrues an incentive fee for accounting purposes taking into account any unrealized gains in accordance with U.S. GAAP. The capital gains component of the incentive fee is not subject to any minimum return to stockholders. If such amount is negative, then no capital gains incentive fee is payable for such year. Additionally, if the Investment Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date is treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee.

For the six months ended June 30, 2020, the Company incurred incentive fees on income of $390,915 of which $32,048 was waived by Flat Rock Global. There are no recoupment agreements in place, and waived incentive fees will not be recouped by Flat Rock Global.

For the six months ended June 30, 2019, the Company incurred incentive fees on income of $320,657, of which $287,657 was waived by Flat Rock Global. As of June 30, 2019, the incentive fee waiver of $287,657 is included in Expense Reimbursement line item on the Consolidated Statements of Operations.

Flat Rock Capital Corp.

Notes to Consolidated Financial Statements (Unaudited)

The Company includes unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to Flat Rock Global if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though Flat Rock Global is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized. For the six months ended June 30, 2020 and 2019, the Company did not accrue capital gains incentive fees. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

Administration Agreement

The Company entered into an administration agreement with Flat Rock Global to serve as its Administrator. Pursuant to the administration agreement, Flat Rock Global provides the Company with services such as accounting, financial reporting, legal and compliance support and investor relations support necessary for the Company to operate or has engaged a third-party firm to perform some or all of these functions. The Company does not pay Flat Rock Global any fees pursuant to the Administration Agreement. The Company reimburses Flat Rock Global for administrative expenses it incurs as a result of providing these services.

Note 4. Investments

The following table presents the composition of the Company’s investment portfolio at amortized cost and fair value as of June 30, 2020 and December 31, 2019:

	June 30, 2020		December 31, 2019
	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value
First-lien Senior Secured Debt	$70,385,789	$68,049,444	$72,134,565	$71,474,067
Equity Investments	9,131,041	10,185,871	6,914,467	7,006,429
Collateralized Securities and Structured Products	5,960,046	5,676,200	3,800,904	4,060,800
U.S. Government Securities	9,999,988	9,999,980	18,996,667	18,996,428
Total Investments	$95,476,864	$93,911,495	$101,846,603	$101,537,724

As of June 30, 2020, 23.0% of the investment portfolio at amortized cost and 23.9% of the investment portfolio measured at fair value, respectively, were invested in portfolio companies with foreign domiciles, specifically Luxembourg and Switzerland, or non-controlled investment companies. Such investments are not qualifying assets as defined by Section 55(a) of the 1940 Act.

As of December 31, 2019, 14.6% of the investment portfolio at amortized cost and 14.6% of the investment portfolio measured at fair value, respectively, were invested in portfolio companies with foreign domiciles, specifically Luxembourg and Switzerland, or non-controlled investment companies. Such investments are not qualifying assets as defined by Section 55(a) of the 1940 Act.

The industry composition of investments based on fair value as of June 30, 2020 and December 31, 2019 was as follows:

	June 30, 2020	December 31, 2019
Insurance Services	19.3%	18.6%
Investment Funds & Vehicles	16.9%	10.9%
Direct Selling	11.6%	12.1%
U.S. Government Securities	10.7%	18.8%
IT Implementation	5.7%	5.3%
IT Services	5.2%	0.0%
Media: Advertising, Printing, and Publishing	5.0%	4.8%
Retail	4.9%	4.8%
Consumer Goods	4.4%	4.6%
Construction & Building	3.9%	3.8%
Healthcare Services	3.5%	3.2%
Transportation: Cargo	2.5%	2.5%
Wholesale	1.9%	1.9%
Aerospace & Defense	1.9%	1.7%
Business Services	1.6%	1.4%
Chemicals & Allied Products	1.0%	0.8%
Banking, Finance, Insurance & Real Estate	0.0%	4.8%
Total	100.0%	100.0%

Flat Rock Capital Corp.

Notes to Consolidated Financial Statements (Unaudited)

The geographic composition of investments based on total investment portfolio fair value as of June 30, 2020 and December 31, 2019 was as follows:

	June 30, 2020	December 31, 2019
United States:
Northeast	42.6%	42.1%
West	18.6%	17.1%
Southeast	12.7%	7.0%
U.S. Government Securities	10.7%	18.8%
Midwest	10.1%	10.0%
South	0.9%	0.8%
Switzerland	2.5%	2.5%
Luxembourg	1.9%	1.7%
Total	100.0%	100.0%

Note 5. Fair Value of Investments

Fair value is defined as the price that the Company would receive upon selling an investment or paying to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. Accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs.

Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 — Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

Level 3 — Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date.

Investments in private investment companies measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

The inputs for the determination of fair value may require significant management judgment or estimation and are based upon management’s assessment of the assumptions that market participants would use in pricing the assets or liabilities. These investments include debt and equity investments in private companies or assets valued using the market or income approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and earnings before interest, taxes, depreciation, and amortization (“EBITDA”) multiples. The information may also include pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

Flat Rock Capital Corp.

Notes to Consolidated Financial Statements (Unaudited)

Pricing inputs and weightings applied to determine fair value require subjective determination. Accordingly, valuations do not necessarily represent the amounts that may eventually be realized from sales or other dispositions of investments.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

The following table presents the fair value hierarchy of investments as of June 30, 2020 and December 31, 2019. Assets valued using NAV as a practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals in the Consolidated Statements of Assets and Liabilities:

	Fair Value Hierarchy as of June 30, 2020
Investments:	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value	Total
First-lien Senior Secured Debt	$-	$-	$68,049,444	$-	$68,049,444
Equity Investments	4,478,574	-	-	5,707,297	10,185,871
Collateralized Securities and Structured Products	-	-	5,676,200	-	5,676,200
U.S. Government Securities	-	9,999,980	-	-	9,999,980
Total Investments	$4,478,574	$9,999,980	$73,725,644	$5,707,297	$93,911,495

	Fair Value Hierarchy as of December 31, 2019
Investments:	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value	Total
First-lien Senior Secured Debt	$-	$-	$71,474,067	$-	$71,474,067
Equity Investments	-	-	-	7,006,429	7,006,429
Collateralized Securities and Structured Products			4,060,800		4,060,800
U.S. Government Securities	-	18,996,428	-	-	18,996,428
Total Investments	$-	$18,996,428	$75,534,867	$7,006,429	$101,537,724

The following table presents changes in the fair value of investments for which Level 3 inputs were used to determine the fair value as of and for the three and six months ended June 30, 2020 and 2019:

	For the Three Months Ended
First-lien senior secured debt	June 30, 2020	June 30, 2019
Fair value, beginning of period	$73,868,361	$76,374,167
Purchases of investments	2,114,057	32,213,711
Proceeds from principal payments and sales of investments	(8,374,921)	(48,915,000)
Net change in unrealized gain (loss)	406,954	403,126
Net accretion of discount on investments	34,993	27,949
Transfers into (out of) Level 3	-	-
Fair value, end of period	$68,049,444	$60,103,953

	For the Three Months Ended
Collateralized securities and structured products	June 30, 2020	June 30, 2019
Fair value, beginning of period	$3,494,800	$-
Purchases of investments	2,123,625	-
Proceeds from principal payments and sales of investments	-	-
Net change in unrealized gain (loss)	26,371	-
Net accretion of discount on investments	31,404	-
Transfers into (out of) Level 3	-	-
Fair value, end of period	$5,676,200	$-

Flat Rock Capital Corp.

Notes to Consolidated Financial Statements (Unaudited)

	For the Six Months Ended
First-lien senior secured debt	June 30, 2020	June 30, 2019
Fair value, beginning of period	$71,474,067	$61,194,099
Purchases of investments	7,048,470	57,442,214
Proceeds from principal payments and sales of investments	(8,876,589)	(59,000,096)
Net change in unrealized gain (loss)	(1,675,847)	417,295
Net accretion of discount on investments	79,343	50,441
Transfers into (out of) Level 3	-	-
Fair value, end of period	$68,049,444	$60,103,953

	For the Six Months Ended
Collateralized securities and structured products	June 30, 2020	June 30, 2019
Fair value, beginning of period	$4,060,800	$-
Purchases of investments	2,123,625	-
Proceeds from principal payments and sales of investments	-	-
Net change in unrealized gain (loss)	(543,742)	-
Net accretion of discount on investments	35,517	-
Transfers into (out of) Level 3	-	-
Fair value, end of period	$5,676,200	$-

The following table presents the net change in unrealized gains/(losses) for the period relating to these Level 3 assets that were still held by the Company for the three and six months ended June 30, 2020 and 2019:

	For the Three Months Ended
Net Change in Unrealized Gain (Loss)	June 30, 2020	June 30, 2019
First-lien Senior Secured Debt	$(2,431,113)	$46,597
Collateralized Securities and Structured Products	(273,616)	-
	$(2,704,729)	$46,597

	For the Six Months Ended
Net Change in Unrealized Gain (Loss)	June 30, 2020	June 30, 2019
First-lien Senior Secured Debt	$(1,689,248)	$75,127
Collateralized Securities and Structured Products	(273,616)	-
	$(1,962,864)	$75,127

Market Based Approach: The Company may estimate the total enterprise value of each portfolio company by utilizing market value cash flow (EBITDA) multiples of publicly traded comparable companies and comparable transactions. The Company considers numerous factors when selecting the appropriate companies whose trading multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, and relevant risk factors, as well as size, profitability and growth expectations. The Company may apply an average of various relevant comparable company EBITDA multiples to the portfolio company’s latest twelve–month EBITDA or projected EBITDA to calculate the enterprise value of the portfolio company. Significant increases or decreases in the EBITDA multiple will result in an increase or decrease in enterprise value, which may result in an increase or decrease in the fair value estimate of the investment. In applying the market-based approach as of June 30, 2020 and December 31, 2019, the Company used the relevant EBITDA and revenue multiple ranges set forth in the table below to determine the enterprise value of its portfolio companies.

The Company believes these were reasonable ranges in light of current comparable company trading levels and the specific portfolio companies involved.

Income Based Approach: The Company also may use a discounted cash flow analysis to estimate the fair value of an investment. Projected cash flows represent the relevant security’s contractual interest, fee and principal payments plus the assumption of full principal recovery at the investment’s expected maturity date. These cash flows are discounted at a rate established utilizing a yield calibration approach, which incorporates changes in the credit quality (as measured by relevant statistics) of the portfolio company, as compared to changes in the yield associated with comparable credit quality market indices, between the date of origination and the valuation date. Significant increases or decreases in the discount rate would result in a decrease or increase in the fair value measurement. In applying the income-based approach as of June 30, 2020 and December 31, 2019, the Company used the discount ranges set forth in the table below to value investments in its portfolio companies.

Flat Rock Capital Corp.

Notes to Consolidated Financial Statements (Unaudited)

Fair value was also determined in some cases based on transaction pricing or recent acquisition or sale as the best measure of fair value with no material changes in operations of the related portfolio company since the transaction date.

The following table presents quantitative information about the significant unobservable inputs of the Company’s Level 3 investments as of June 30, 2020 and December 31, 2019. The table is not intended to be all-inclusive but instead captures the significant unobservable inputs relevant to the Company’s determination of fair value.

	As of June 30, 2020
		Valuation	Unobservable	Range
	Fair Value	Technique	Input	(Weighted Average)
Collateralized Securities and Structured Products	$5,676,200	Third Party Vendor Pricing Service	Broker Quotes	84.24% - 88.70% (87.37%)
First-lien Senior Secured Debt	68,049,444	Market & income approach	EBITDA multiple	6.5x - 18.3x (11.4x)
	$73,725,644		Revenue multiple	0.3x - 5.4x (2.2x)
			Discount rate	6.6% - 20.3% (10.1%)

	As of December 31, 2019
		Valuation	Unobservable	Range
	Fair Value	Technique	Input	(Weighted Average)
Collateralized Securities and Structured Products	$4,060,800	Third Party Vendor Pricing Service	Broker Quotes	101.52 - 101.52 (101.52)
First-lien Senior Secured Debt	4,900,000	Recent transaction	Transaction price	98.00 - 98.00 (98.00)
First-lien Senior Secured Debt	66,574,067	Market & income approach	EBITDA multiple	8.4x - 16.5x (12.7x)
	$75,534,867		Revenue multiple	0.88x - 3.5x (2.1x)
			Discount rate	4.31% - 11.62% (9.33%)

Note 6. Borrowings

In accordance with the 1940 Act, with certain limitations, BDCs are allowed to borrow amounts such that their asset coverage ratios, as defined in the 1940 Act, are at least 200% after such borrowing. As of May 30, 2019, as a result of complying with the requirements set forth in the Small Business Credit Availability Act (“SBCAA”), the Company is able to borrow amounts such that its asset coverage ratio is at least 150%, rather than 200%. As of June 30, 2020 and December 31, 2019, the Company’s asset coverage ratio was 288% and 288%, respectively.

On October 12, 2018, the Company, through a special purpose wholly-owned subsidiary, FRC Funding I, LLC (“FRC Funding” and together with the Company, the “Borrowers”) entered into a Loan and Security Agreement (the “Loan Agreement”) with certain financial institutions as lenders (“Lenders”), State Bank and Trust Company as the administrative agent (“State Bank”) and Alostar Capital Finance (“Alostar”), as Lead Arranger and Bookrunner, pursuant to which the Lenders agreed to provide the Company with a revolving line of credit (the “Credit Facility”). The Loan Agreement was effective as of October 12, 2018. Per the second amendment of the Loan Agreement, Cadence Bank, N.A. is the successor by merger to State Bank and Trust Company. The termination date for the Loan Agreement is October 12, 2022.

The Loan Agreement provides for an initial $20.0 million in Revolver Commitments (as defined in the Loan Agreement) to be available at closing that the Company can draw down and repay for three years, subject to borrowing base eligibility. The Loan Agreement matures at the earliest of (a) the date that is four (4) years from closing, (b) the date on which FRC Funding terminates the Revolver Commitments pursuant to the Loan Agreement; or (c) the date on which the Revolver Commitments are terminated pursuant to certain events of default under the Loan Agreement; and the Scheduled Revolving Period End Date (as defined in the Loan Agreement) is three years from closing. On December 10, 2018, the Loan Agreement was amended to add Hitachi Capital America Corp. to the definition of “Lenders” and to amend the definition of “Revolver Commitments” to increase the aggregate amount available to the Borrowers under the Revolver Commitments to $30 million, beginning with the effective date of the amendment. On May 31, 2019, the Loan Agreement was further amended to revise the definitions for “Asset Coverage Ratio” and “Service Termination Event,” and increase the aggregate amount available to Borrowers under the Revolver Commitments to $35 million, beginning with the effective date of the amendment.

Flat Rock Capital Corp.

Notes to Consolidated Financial Statements (Unaudited)

Debt obligations consisted of the following as of June 30, 2020 and December 31, 2019:

	June 30, 2020
	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
Credit Facility	$35,000,000	$30,729,681	$414,463	$30,505,809
Total debt	$35,000,000	$30,729,681	$414,463	$30,505,809

(1)	The amount available reflects any limitations related to the Credit Facility’s borrowing base.
(2)	The carrying value of the Credit Facility is presented net of debt issuance costs of $0.3 million.

	December 31, 2019
	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
Credit Facility	$35,000,000	$30,048,313	$2,579,058	$29,796,235
Total debt	$35,000,000	$30,048,313	$2,579,058	$29,796,235

(1)	The amount available reflects any limitations related to the Credit Facility’s borrowing base.
(2)	The carrying value of the Credit Facility is presented net of debt issuance costs of $0.4 million.

Average debt outstanding during the three and six months ended June 30, 2020 was $28,961,666 and $29,965,707, respectively.

Average debt outstanding during the three and six months ended June 30, 2019 was $25,266,628 and $25,395,317, respectively.

The Loan Agreement accrues interest at the Daily LIBOR Rate, plus a 2.88% margin, and principal is repayable in full at maturity. Interest is generally required to be paid monthly in arrears. The Loan Agreement requires the payment of an unused line fee of between 0.50% and 1.0%, commencing on the date that is two months from closing, based on the amount by which the Revolver Commitments exceed the average daily balance of the Revolver Loans (as defined in the Loan Agreement) during any month. Such fee is payable monthly in arrears. The Loan Agreement has an advance rate against FRC Funding’s Eligible Portfolio Investments (as defined in the Loan Agreement). The advance rate, as to any Eligible Portfolio Investment, is 75.0% when the Company’s asset coverage ratio is equal or greater than 200.0% or 70.0% when the Company’s asset coverage ratio is less than 200.0%, subject to certain eligibility requirements.

For the three and six months ended June 30, 2020 and 2019, the components of interest expense relating to the credit facility were as follows:

	For the Three Months Ended
	June 30, 2020	June 30, 2019

Interest expense	$248,919	$372,890
Amortization of debt issuance costs	33,278	30,350
Total interest expense	$282,197	$403,240
Average interest rate	3.24%	5.36%

	For the Six Months Ended
	June 30, 2020	June 30, 2019

Interest expense	$594,023	$751,833
Amortization of debt issuance costs	66,556	58,818
Total interest expense	$660,579	$810,651
Average interest rate	3.77%	5.37%

Flat Rock Capital Corp.

Notes to Consolidated Financial Statements (Unaudited)

Pursuant to the terms of the Loan Agreement, the Borrowers granted to State Bank for the benefit of State Bank and Hitachi, Lenders, Alostar and its affiliates, a security interest and a lien in substantially all of FRC Funding’s assets. The Loan Agreement contains certain affirmative and negative covenants, including a minimum Company asset coverage ratio, a minimum fixed charge ratio, and a minimum Company tangible net worth. Under the Loan Agreement, the Borrowers are required to make certain customary representations and warranties and are required to comply with various covenants, reporting requirements and other requirements that are customary for similar credit facilities. The obligations under the Loan Agreement may be accelerated upon the occurrence of an event of default under the Loan Agreement or in the event of a change of control of the Company or FRC Funding.

Note 7. Share Transactions

Offering Proceeds

During the six months ended June 30, 2020, the Company issued and sold 92,531 shares of its common stock at an aggregate purchase price of approximately $1,802,800.

During the six months ended June 30, 2019, the Company issued and sold 644,257 shares of its common stock at an aggregate purchase price of approximately $12.7 million.

Distributions

The following table reflects the distributions paid on shares of the Company’s common stock during the six months ended June 30, 2020:

					Total
					Distributions
Declaration Date	Record Date	Per Share	Payment Date		Declared
11/12/2019	1/24/2020	$0.114	2/6/2020		$322,944
11/12/2019	2/24/2020	0.114	3/6/2020		322,863
2/25/2020	3/26/2020	0.114	4/8/2020		327,145
2/25/2020	4/26/2020	0.114	5/6/2020		327,734
2/25/2020	5/26/2020	0.114	6/6/2020		312,501
5/11/2020	6/24/2020	0.114	7/6/2020	(1)	330,169
					$1,943,356

(1) As of June 30, 2020, this distribution had not been paid, which consisted of a cash dividend of $274,905 and dividends reinvested of $55,264. See balance payable on the Consolidated Statements of Assets and Liabilities, as well as disclosure of payment noted in Note 11 to the consolidated financial statements.

The following table reflects the distributions declared on shares during the six months ended June 30, 2019:

					Total
					Distributions
Declaration Date	Record Date	Per Share	Payment Date		Declared
11/13/2018	1/26/2019	$0.108	2/6/2019		$201,660
11/13/2018	2/26/2019	0.108	3/6/2019		209,035
2/28/2019	3/26/2019	0.108	4/8/2019		213,723
3/28/2019	4/26/2019	0.111	5/6/2019		224,726
3/28/2019	5/26/2019	0.111	6/6/2019		227,886
5/14/2019	6/26/2019	0.111	7/6/2019	(1)	266,832
					$1,343,862

(1) As of June 30, 2019, this distribution had not been paid, which consisted of a cash dividend of $218,293 and dividends reinvested of $48,539. See balance payable on the Consolidated Statements of Assets and Liabilities, as well as disclosure of payment noted in Note 11 to the consolidated financial statements.

Distribution Reinvestment Plan

On March 28, 2019, the Board approved the establishment of a distribution reinvestment plan (the “DRIP”). The DRIP was effective as of, and was first applied to the reinvestment of cash distributions paid on or after, May 1, 2019.

Flat Rock Capital Corp.

Notes to Consolidated Financial Statements (Unaudited)

Under the DRIP, cash distributions paid to participating stockholders are reinvested in Shares at a price equal to the net asset value per share of the Shares as of such date. New stockholders of the Company on or after May 1, 2019 became participating stockholders in the DRIP unless they affirmatively declined participation in the DRIP. Existing stockholders of the Company prior to May 1, 2019 were given the opportunity to participate in the DRIP.

The following table reflects the common stock issued pursuant to the DRIP during the six months ended June 30, 2020:

	Record	Payment
Declaration Date	Date	Date	Shares
11/12/2019	1/24/2020	2/6/2020	2,695
11/12/2019	2/24/2020	3/6/2020	2,701
2/25/2020	3/26/2020	4/8/2020	2,826
2/25/2020	4/26/2020	5/6/2020	2,875
2/25/2020	5/26/2020	6/6/2020	2,695
5/11/2020	6/24/2020	7/6/2020	2,862
			16,654

The following table reflects the common stock issued pursuant to the DRIP during the six months ended June 30, 2019:

	Record	Payment
Declaration Date	Date	Date	Shares
3/28/2019	5/26/2019	6/6/2019	2,208
5/14/2019	6/26/2019	7/6/2019	2,220
			4,428

Repurchases of Shares

As a result of the Company’s compliance with the requirements set forth in the SBCAA, the asset coverage ratio test applicable to the Company was decreased from 200% to 150%, effective May 30, 2019.

Beginning with the tender offer that commenced on April 1, 2019, the Company commenced its share repurchase program, whereby it intends to offer to repurchase up to 5% if its issued and outstanding shares on a quarterly basis through registered tender offers. As a result of the uncertainty and volatility in the capital markets as a result of COVID-19, the Board did not approve a tender offer beginning in April 2020. The table below shows the effects of the quarterly repurchase offers made by the Company during the six months ended June 30, 2020:

Repurchase Offer Date	Repurchase Date	Number of Shares Repurchased	Percentage of Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
1/9/2020	2/7/2020	11,009	100%	$19.77	$217,583

TOTAL		11,009			$217,583

Flat Rock Capital Corp.

Notes to Consolidated Financial Statements (Unaudited)

Note 8. Commitments and Contingencies

The Company had an aggregate of $3,052,200 of unfunded commitments to provide debt financing to its portfolio companies or to fund limited partnership interests as of June 30, 2020. As of June 30, 2020, there were no  capital calls or draw requests made by the portfolio companies to fund these commitments. Such commitments are generally up to the Company’s discretion to approve or are subject to the satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Company’s consolidated statements of assets and liabilities and are not reflected in the Company’s consolidated statements of assets and liabilities.

A summary of the composition of the unfunded commitments as of June 30, 2020 is shown in the table below:

	Expiration Date (1)	As of June 30, 2020

Coastal Construction Products	9/4/2020	$1,000,000
Specialist Resources Global Inc.	9/26/2021	1,666,667
BCP Great Lakes Fund LP	11/27/2021	385,533
Total unfunded commitments		$3,052,200

(1)	Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.

A summary of the composition of the unfunded commitments as of December 31, 2019 is shown in the table below:

	Expiration Date (1)	As of December 31, 2019

Coastal Construction Products	9/4/2020	$1,000,000
Specialist Resources Inc.	9/26/2021	1,666,667
BCP Great Lakes Fund LP	11/27/2021	385,533
Total unfunded commitments		$3,052,200

(1)	Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.

From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. As of June 30, 2020, management is not aware of any pending or threatened litigation.

Note 9. Earnings Per Share

In accordance with the provisions of ASC Topic 260, Earnings per Share, basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. As of June 30, 2020 and 2019, there were no dilutive shares.

The following table sets forth the computation of basic and diluted earnings per common share for the three and six months ended June 30, 2020 and 2019:

	For the Three Months Ended		For the Six Months Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019

Net increase (decrease) in net assets resulting from operations	$2,889,421	$716,253	$1,109,264	$1,405,493
Weighted average common shares of common stock outstanding - basic and diluted	2,889,161	2,174,646	2,867,623	2,053,546
Earnings per common share - basic and diluted	$1.00	$0.33	$0.39	$0.68

Flat Rock Capital Corp.

Notes to Consolidated Financial Statements (Unaudited)

Note 10. Financial Highlights

The following per common share data has been derived from information provided in the unaudited financial statements. The following is a schedule of financial highlights for the six months ended June 30, 2020 and 2019:

	For the Six Months Ended
	June 30, 2020	June 30, 2019
Per Common Share Operating Performance
Net Asset Value, Beginning of Period	$19.76	$19.74

Results of Operations:
Net Investment Income(1)	0.78	0.72
Net Realized and Unrealized Gain (Loss) on Investments(1)(5)	(0.40)	(0.03)
Net Increase (Decrease) in Net Assets Resulting from Operations	0.38	0.69

Distributions to Common Stockholders
Distributions from Net Investment Income	(0.68)	(0.66)
Net Decrease in Net Assets Resulting from Distributions	(0.68)	(0.66)

Capital Share Transactions
Issuance of Common Stock	-	-
Net Increase (Decrease) Resulting from Capital Share Transactions	-	-
Net Asset Value, End of Period	$19.46	$19.77

Shares Outstanding, End of Period	2,914,362	2,492,928

Ratio/Supplemental Data
Net assets, end of period	$56,720,995	$49,290,962
Weighted-average shares outstanding	2,867,623	2,053,546
Total Return(3)	1.94%	3.48%
Portfolio turnover	13.1%	87.2%
Ratio of operating expenses to average net assets without waiver and reimbursement(2)(4)	7.62%	9.96%
Ratio of operating expenses to average net assets with waiver and reimbursement(2)(4)	7.13%	8.09%
Ratio of net investment income (loss) to average net assets without waiver and reimbursement(2)(4)	7.67%	5.17%
Ratio of net investment income (loss) to average net assets with waiver and reimbursement(2)(4)	8.16%	7.04%

(1)	The per common share data was derived by using weighted average shares outstanding.
(2)	The ratios reflect an annualized amount.
(3)	Total return is calculated as the change in net asset value (“NAV”) per share during the period, plus distributions per share (if any), divided by the beginning NAV per share. Total return is not annualized.
(4)	Includes interest expense of 2.07% and 1.77%, respectively, which is not subject to reimbursement by Flat Rock Global.
(5)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Consolidated Statement of Operations due to share transactions during the period.

Note 11. Subsequent Events

The Company’s management has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events that require recognition or disclosure in these financial statements except for the following:

Issuance of Common Stock

On July 29, 2020, the Company issued and sold approximately 49,540 shares of its common stock at an aggregate purchase price of $969,000. The issuance of the shares of common stock was exempt from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) and Rule 506(b) of Regulation D thereof.

Distributions

On May 11, 2020, the Company declared a distribution of $0.114 per share, or $332,237, for holders of record as of July 24, 2020, which was paid on August 6, 2020.

Tender Offers

On August 12, 2020, following approval from the Board, the Company filed a tender offer to repurchase up to 148,337 shares of the Company’s issued and outstanding common stock, at a price equal to the net asset value per share on September 11, 2020. The tender offer represents 5% of the Company’s total issued and outstanding shares as of July 31, 2020. The tender offer expires at 11:59 P.M. Central Time, on September 11, 2020.

FLAT ROCK CAPITAL CORP. (PREDECESSOR FUND)

Index to Consolidated Financial Statements of Flat Rock Capital Corp. (Predecessor Fund)

For the Year Ended December 31, 2019

Page

Report of Independent Registered Public Accounting Firm as of and for the year ended December 31, 2019	F-31
Report of the Predecessor Independent Registered Public Accounting Firm as of and for the year ended December 31, 2018 and the period ended December 31, 2017.	F-32
Consolidated Statements of Assets and Liabilities as of December 31, 2019 and 2018	F-33
Consolidated Statements of Operations for the Years ended December 31, 2019 and 2018 and for the Period of May 3, 2017 (commencement of operations) to December 31, 2017	F-34
Consolidated Statements of Changes in Net Assets for the Years ended December 31, 2019 and 2018 and for the Period of May 3, 2017 (commencement of operations) to December 31, 2017	F-35
Consolidated Statements of Cash Flows for the Years ended December 31, 2019 and 2018 and for the Period of May 3, 2017 (commencement of operations) to December 31, 2017	F-36
Consolidated Schedules of Investments as of December 31, 2019 and 2018	F-37
Notes to Consolidated Financial Statements	F-41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Flat Rock Capital Corp.

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Flat Rock Capital Corp. (the “Company”) as of December 31, 2019, and the related consolidated statements of operations, cash flows, and changes in net assets for the year then ended, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019, and the results of its operations, cash flows, and changes in its net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, brokers and underlying investment managers, or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Flat Rock Global, LLC since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

October 2, 2020

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors
Flat Rock Capital Corp.:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Flat Rock Capital Corp. and subsidiary (the Company), including the consolidated schedule of investments, as of December 31, 2018, the related consolidated statements of operations, changes in net assets, and cash flows for the year ended December 31, 2018, and for the period from May 3, 2017 (commencement of operations) through December 31, 2017, and the related notes (collectively, the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018, and the results of its operations and its cash flows for the year ended December 31, 2018, and for the period from May 3, 2017 (commencement of operations) through December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of investments owned as of December 31, 2018, by correspondence with third party agents. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We served as the Company’s auditor from 2017 to 2019.

New York, New York
March 13, 2019

Flat Rock Capital Corp.

Consolidated Statements of Assets and Liabilities

	December 31, 2019	December 31, 2018
Assets:
Non-controlled/non-affiliated investments, at fair value (cost of $101,846,603 and $76,887,587, respectively)	$101,537,724	$76,193,199
Cash and cash equivalents	3,359,446	1,179,518
Foreign currency, at fair value (cost of $47,289)	47,289	-
Unrealized appreciation on open forward foreign currency exchange contracts	-	369,812
Receivables:
Receivable for sales of investments	1,771	-
Receivable for paydowns of investments	81,410	205,831
Due from investment adviser	196,728	89,849
Dividend receivable	64,524	-
Interest receivable	265,314	421,055
Prepaid expenses and other assets	75,000	75,000
Total Assets	$105,629,206	$78,534,264

Liabilities:
Credit facility, net (see note 6)	$29,796,235	$23,233,011
Payables:
Payable for investments purchased	18,996,667	17,946,607
Distributions payable	257,614	200,145
Management fee payable	368,452	-
Incentive fee payable	155,491	-
Accrued other general and administrative expenses	84,877	299,394
Total Liabilities	$49,659,336	$41,679,157

Commitments and contingencies (Note 8)

Net Assets:
Preferred shares, $0.001 par value; 25,000,000 shares authorized; 0 issued and outstanding as of December 31, 2019, and December 31, 2018	$-	$-
Common Shares, $0.001 par value; 125,000,000 shares authorized; 2,832,840 as of December 31, 2019, and 1,867,420 as of December 31, 2018 issued and outstanding, respectively	2,833	1,867
Additional paid-in capital	56,459,407	37,367,533
Total distributable earnings (accumulated deficit)	(492,370)	(514,293)
Total Net Assets	$55,969,870	$36,855,107
Total Liabilities and Net Assets	$105,629,206	$78,534,264
Net Asset Value Per Common Share	$19.76	$19.74

The accompanying notes are an integral part of these consolidated financial statements.

Flat Rock Capital Corp.

Consolidated Statements of Operations

	For the Years Ended		For the Period May 3, 2017 (commencement of operations) through
	December 31, 2019	December 31, 2018	December 31, 2017
Income:
Investment income from non-controlled, non-affiliated investments:
Interest income	$6,497,864	$2,369,096	$443,683
Dividend income	121,483	-	-
Other income	76,408	109,431	-
Total investment income from non-controlled, non-affiliated investments	6,695,755	2,478,527	443,683
Total Investment Income	6,695,755	2,478,527	443,683

Expenses:
Interest expense	1,562,512	180,601	16,017
Management fees	1,376,674	625,782	233,070
Incentive fees	546,204	-	12,368
Professional fees	259,986	452,407	407,946
Other general and administrative expenses	404,596	438,738	180,290
Total Expenses	4,149,972	1,697,528	849,691
Less: Management fee waiver (Note 3)	(265,221)	(625,782)	(245,438)
Less: Incentive fee waiver (Note 3)	(408,149)	-	-
Less: Expense reimbursement (Note 3)	-	(101,939)	(520,033)
Net expenses	3,476,602	969,807	84,220
Net Investment Income (Loss)	3,219,153	1,508,720	359,463

Realized and unrealized gains (losses) on investments and foreign currency transactions
Net realized gains (losses):
Non-controlled, non-affiliated investments	(282,272)	252,230	83,372
Foreign currency transactions	47,937	(5,814)	(264,336)
Forward foreign currency exchange contracts (Note 2)	174,789	-	-
Total net realized gains (losses)	(59,546)	246,416	(180,964)
Net change in unrealized gains (losses):
Non-controlled, non-affiliated investments	242,482	(602,720)	43,070
Foreign currency translation	137,371	(395,856)	258,486
Forward foreign currency exchange contracts (Note 2)	(369,812)	407,953	(38,141)
Total net change in unrealized gains (losses)	10,041	(590,623)	263,415
Total realized and unrealized gains (losses)	(49,505)	(344,207)	82,451

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,169,648	$1,164,513	$441,914

Per Common Share Data:
Basic and diluted net investment income per common share	$1.37	$1.14	$0.69
Basic and diluted net increase in net assets resulting from operations	$1.35	$0.88	$0.84
Weighted Average Common Shares Outstanding - Basic and Diluted	2,350,674	1,317,698	523,748

The accompanying notes are an integral part of these consolidated financial statements.

Flat Rock Capital Corp.

Consolidated Statements of Changes in Net Assets

	For the Years Ended		For the Period May 3, 2017 (commencement of operations) through
	December 31, 2019	December 31, 2018	December 31, 2017
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$3,219,153	$1,508,720	$359,463
Net realized gains (losses) on investments and foreign currency transactions	(59,546)	246,416	(180,964)
Net change in unrealized gains (losses) on investments, foreign currency translations, and foreign currency exchange contracts	10,041	(590,623)	263,415
Net Increase (Decrease) in Net Assets Resulting from Operations	3,169,648	1,164,513	441,914

Decrease in Net Assets Resulting from Stockholder Distributions
Dividends and distributions to stockholders	(3,147,725)	(1,699,455)	(262,140)
Return of capital	-	-	(159,125)
Net Decrease in Net Assets Resulting from Stockholder Distributions	(3,147,725)	(1,699,455)	(421,265)

Increase in Net Assets Resulting from Capital Share Transactions
Issuance of common shares	20,210,850	17,121,000	20,649,000
Reinvestment of stockholder distributions	398,064	-	-
Repurchase of common shares	(1,516,074)	(400,600)	-
Net Increase in Net Assets Resulting from Capital Share Transactions	19,092,840	16,720,400	20,649,000
Total Increase (Decrease) in Net Assets	19,114,763	16,185,458	20,669,649
Net Assets, Beginning of Period	36,855,107	20,669,649	-
Net Assets, End of Period	$55,969,870	$36,855,107	$20,669,649
Net Asset Value per Common Share	$19.76	$19.74	$20.02
Common shares outstanding at the end of the period	2,832,840	1,867,420	1,032,445

The accompanying notes are an integral part of these consolidated financial statements.

Flat Rock Capital Corp.

Consolidated Statements of Cash Flows

	For the Year Ended		For the Period May 3, 2017 (commencement of operations) through
	December 31, 2019	December 31, 2018	December 31, 2017

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$3,169,648	$1,164,513	$441,914
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized (gains)/losses on investments	282,272	(246,416)	(91,151)
Net change in unrealized (gains)/losses on investments	(242,482)	602,720	(42,295)
Net change in unrealized (gains)/losses on foreign currency translations	(137,371)	395,856	(258,486)
Net change in unrealized (appreciation)/depreciation on forward foreign currency contracts	369,812	(407,953)	38,141
Net accretion of discount on investments	(60,003)	(40,345)	(13,741)
Purchases of investments	(170,787,006)	(123,016,550)	(65,518,684)
Proceeds from sale of investments	145,605,721	73,829,280	38,206,613
Amortization of debt issuance costs	125,899	19,506	-
Changes in operating assets and liabilities:
Receivable for sales of investments	(1,771)	1,486,885	(1,486,885)
Interest and dividend receivable	91,217	(360,263)	(60,792)
Due from investment adviser	(106,879)	430,184	(520,033)
Receivable for paydowns of investments	124,421	(193,173)	(12,658)
Prepaid expenses and other assets	-	(75,000)	-
Payable for investments purchased	1,050,060	8,211,441	9,735,166
Management fees payable	368,452	-	-
Incentive fee payable	155,491	-	-
Accrued other general and administrative expenses	(220,151)	(288,841)	588,235
Net cash used in operating activities	(20,212,670)	(38,488,156)	(18,994,656)
Cash Flows from Financing Activities:
Borrowings on credit facility	45,094,606	36,041,685	-
Payments on credit facility	(38,611,271)	(12,373,131)	-
Payments of debt issuance costs	(46,010)	(455,049)	-
Distributions paid in cash	(2,692,213)	(1,610,275)	(310,300)
Proceeds from issuance of common shares, net of change in subscriptions receivable of $0, $100,000 and ($100,000), respectively	20,210,850	17,221,000	20,549,000
Repurchase of common shares	(1,516,074)	(400,600)	-
Net cash provided by financing activities	22,439,887	38,423,630	20,238,700
Net increase (decrease) in cash and cash equivalents	2,227,217	(64,526)	1,244,044
Cash, cash equivalents and foreign currency, beginning of period	1,179,518	1,244,044	-
Cash, cash equivalents and foreign currency, end of period(1)	$3,406,735	$1,179,518	$1,244,044

Supplemental and Non-Cash Information:
Interest paid during the period	$1,562,512	$180,601	$16,017
Distributions declared during the period	$3,147,725	$-	$-
Reinvestment of distributions during the period	$398,064	$-	$-
Distributions payable	$257,614	$200,145	$110,965

(1)	Agrees to the total of “Cash and cash equivalents” and “Foreign currency, at fair value” balances on the Consolidated Statements of Assets and Liabilities

The accompanying notes are an integral part of these consolidated financial statements.

Flat Rock Capital Corp.

Consolidated Schedule of Investments

As of December 31, 2019

Portfolio Company(3)	Industry	Interest Rate	Acquisition Date	Maturity Date	Principal / Par	Cost	Fair Value	Percentage of Net Assets
Debt Investments
First Lien Senior Secured Debt(1)(2)(6)
AIS HoldCo, LLC(7)	Insurance Services	3M USD L + 5.00% (0% Floor)	8/15/2018	8/15/2025	$3,875,000	$3,875,108	$3,826,562	6.8%
ALM Media, Inc.(7)	Media: Advertising, Printing, and Publishing	3M USD L + 6.50% (1% Floor)	11/25/2019	11/25/2024	5,000,000	4,901,774	4,900,000	8.8%
Broder Bros Co.(7)	Wholesale	3M USD L + 8.50% (1% Floor)	1/30/2019	12/2/2022	1,932,883	1,932,883	1,932,883	3.5%
Diversified Risk Holdings, LLC	Insurance Services	3M USD L + 8.00% (1% Floor)	11/28/2018	11/28/2023	14,850,000	14,732,774	14,998,500	26.8%
Ceva Logistics Finance B.V.(4)	Transportation: Cargo	3M USD L + 5.00% (0% Floor)	2/22/2019	8/4/2025	2,985,000	2,901,303	2,567,100	4.6%
Coastal Construction Products(7)(10)	Construction & Building	1M USD L + 5.125% (1% Floor)	10/10/2018	9/4/2024	3,805,021	3,765,373	3,805,021	6.8%
Hill International, Inc.(7)	Business Services	3M USD L + 5.75% (1% Floor)	9/22/2017	6/21/2023	1,462,500	1,457,080	1,458,844	2.6%
Isagenix International LLC(7)	Direct Selling	3M USD L + 5.75% (1% Floor)	4/26/2018	4/25/2025	2,773,173	2,781,173	2,495,856	4.5%
Mills Fleet Farms(7)	Consumer Goods	1M USD L + 6.25% (1% Floor)	10/19/2018	10/19/2024	4,961,078	4,876,119	4,712,031	8.4%
NM Z Parent Inc (Zep Inc)(7)	Chemicals & Allied Products	3M USD L+ 4.00% (1% Floor)	5/25/2018	8/9/2024	982,412	972,631	808,820	1.4%
North Pole US LLC(4)	Aerospace & Defense	3M USD L + 7.00% (0% Floor)	4/10/2019	4/10/2025	1,925,000	1,745,737	1,750,595	3.1%
Potpourri Group, Inc.(7)	Direct Selling	1M USD L + 8.25% (0% Floor)	7/3/2019	7/3/2024	9,875,000	9,781,895	9,776,250	17.5%
Specialist Resources Global Inc.(5)(7)(10)	Healthcare Services	1M USD L + 5.25% (0% Floor)	9/23/2019	9/23/2025	3,325,000	3,284,781	3,283,417	5.9%
Spencer Gifts LLC(7)	Retail	1M USD L + 6.00% (0% Floor)	6/14/2019	6/12/2026	4,987,500	4,891,998	4,889,246	8.7%
ThreeBridge Solutions Delayed Draw(7)	IT Implementation	-	12/1/2017	12/1/2022	277,916	275,688	277,916	0.5%
ThreeBridge Solutions Term Loan(5)(7)	IT Implementation	1M USD L+ 9.00% (1% Floor)	12/1/2017	12/1/2022	5,164,392	5,115,830	5,164,392	9.2%
World Insurance Associates, LLC Delayed Draw(7)	Banking, Finance, Insurance & Real Estate	1M USD L + 4.50% (1% Floor)	7/2/2018	7/18/2024	1,692,930	1,686,765	1,676,001	3.0%
World Insurance Associates, LLC(7)	Banking, Finance, Insurance & Real Estate	1M USD L + 4.50% (1% Floor)	7/2/2018	7/18/2024	3,182,458	3,155,653	3,150,633	5.6%
Total First Lien Senior Secured Debt					$73,057,263	$72,134,565	$71,474,067	127.7%

Collateralized Loan Obligations(1)(6)
Churchill Middle Market CLO IV Ltd., Class E2(4)	Investment Vehicle	3M USD L + 10.20% (0% Floor)	12/12/2019	1/23/2032	4,000,000	3,800,904	4,060,800	7.3%
Total Collateralized Loan Obligations					4,000,000	3,800,904	4,060,800	7.3%
Total Debt Investments					$77,057,263	$75,935,469	$75,534,867	135.0%

Private Fund Investments
BCP Great Lakes Fund LP(4)(8)(9)	Investment Vehicle	-	8/9/2019	-		6,914,467	7,006,429	12.5%
Total Private Fund Investments						$6,914,467	$7,006,429	12.5%

Flat Rock Capital Corp.

Consolidated Schedule of Investments

As of December 31, 2019

Security(3)	Yield to Maturity	Maturity Date	Acquisition Date	Number of Shares	Principal / Par	Amortized Cost(6)	Fair Value	Percentage of Net Assets
U.S. Government Securities(1)(6)
U.S. Treasury Bill(5)	1.05%	1/7/2020	12/31/2019	19,000,000	$19,000,000	$18,996,667	$18,996,428	33.9%
Total U.S. Government Securities					19,000,000	18,996,667	18,996,428	33.9%

Total Investments					$96,057,263	$101,846,603	$101,537,724	181.4%
Liabilities in Excess of Other Assets							(45,567,854)	(81.4)%
Net assets							$55,969,870	100.0%

(1) The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(2) Loan contains a variable rate structure, subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) (which can include one-, two-, three- or six-month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, and which reset periodically based on the terms of the loan agreement. For each such loan, the Company has provided the interest rate in effect on the date presented. As of December 31, 2019, the 1 month (1M), 2 month (2M), and 3 month (3M) USD LIBOR rates were 1.76%, 1.83%, and 1.91%, respectively.

(3) As of December 31, 2019, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Company owns less than 5% of the portfolio company’s outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company.

(4) Non-qualifying investment as defined by Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2019, 14.6% of the Company’s total assets were in non-qualifying investments.

(5) Investments or a portion of investments are unsettled as of December 31, 2019.

(6) As of December 31, 2019, the tax cost of the Company’s investments approximates their amortized cost.

(7) Security or portion thereof held within FRC Funding I, LLC, a special purpose wholly-owned subsidiary of the Company, and is pledged as collateral supporting the amounts outstanding under a revolving credit facility (see Note 6 to the consolidated financial statements).

(8) Security exempt from registration under the Securities Act of 1933 (the “Securities Act”), and may be deemed to be a “restricted security” under the Securities Act. As of December 31, 2019, the aggregate fair value of restricted securities held by the Company was $7,006,429 or 12.5% of net assets.

(9) The BCP Great Lakes Fund LP (the “Private Fund”) is a limited partnership commitment, and has a three year reinvestment period expiring November 27, 2021, and is subject to two (2) one year extensions thereof with the consent of BMO Harris Bank and BC Partners Advisors, L.P. The Private Fund’s investment strategy is to invest in middle market sponsor backed uni-tranche term loans. The reinvestment period is 3 years from the close date. The Private Fund does not permit withdrawal from the Private Fund or the withdrawal of any portion of the Company’s capital account until the termination of the Private Fund or as provided in the Private Fund’s limited partnership agreement. Of the $7,300,000 commitment to the Private Fund, $385,533 was unfunded as of December 31, 2019 (See Note 8 to the Consolidated Financial Statements).

(10) The Company had unfunded loan commitments to the portfolio company as of December 31, 2019. See Note 8 to the Consolidated Financial Statements.

The accompanying notes are an integral part of these consolidated financial statements.

Flat Rock Capital Corp.

Consolidated Schedule of Investments

As of December 31, 2018

			Acquisition	Maturity	Principal /	Amortized	Fair	Percentage of Net
Company(3)	Industry	Interest	Date	Date	Par	Cost(1)(6)	Value	Assets
Debt Investments
First Lien Senior Secured(2)
AIS HoldCo, LLC(5)	Insurance Services	3M USD L + 5.00% (1% Floor)	8/15/2018	8/15/2025	$3,975,000	$3,975,330	$3,955,125	10.7%
American Dental Partners, Inc.	Healthcare Services	3M USD L + 4.25% (1% Floor)	11/14/2018	8/30/2021	1,000,000	997,564	985,000	2.7%
Bomgar Corporation	Computers & Electronics	3M USD L + 4.00% (1% Floor)	4/17/2018	4/17/2025	2,736,250	2,744,413	2,619,959	7.1%
Canngen Insurance Services, LLC	Insurance Services	3M USD L + 8.00% (1% Floor)	11/28/2018	11/28/2023	15,000,000	14,854,433	14,850,000	40.3%
Coastal Construction Products	Construction & Building	2M USD L + 5.375% (1% Floor)	10/10/2018	9/4/2024	3,995,882	3,947,388	3,955,924	10.7%
Deliver Buyer, Inc.	Capital Equipment	3M USD L + 5.00% (1% Floor)	6/14/2018	5/1/2024	497,475	496,315	486,928	1.3%
Elo Touch Solutions(5)	High Tech Industries	3M USD L + 6.50% (1% Floor)	12/7/2018	12/5/2025	1,000,000	950,000	950,000	2.6%
Envision Healthcare, Inc.	Healthcare Services	1M USD L + 3.75% (1% Floor)	9/28/2018	10/10/2025	2,000,000	1,995,040	1,860,000	5.0%
GI Revelation Acquisition LLC	Business Services	1M USD L + 5.00% (1% Floor)	4/11/2018	4/11/2025	746,873	743,357	743,139	2.0%
Hill International, Inc.	Business Services	3M USD L + 5.75% (1% Floor)	9/22/2017	6/21/2023	1,477,500	1,471,084	1,473,806	4.0%
Idera, Inc.	Computers & Electronics	1M USD L + 4.50% (1% Floor)	6/29/2017	6/28/2024	1,331,507	1,329,303	1,338,164	3.6%
Isagenix International LLC	Direct Selling	3M USD L + 5.75% (1% Floor)	4/26/2018	6/14/2025	2,925,000	2,935,223	2,827,598	7.7%
JP Intermediate Term Loan	Direct Selling	3M USD L + 5.50% (1% Floor)	10/19/2018	11/15/2025	500,000	495,073	495,000	1.3%
Logibec Inc.(4)	Healthcare IT	1M CDOR + 6.00% (1% Floor)	6/14/2017	1/15/2020	4,563,960	4,686,491	4,518,321	12.3%
MHVC Acquisition Corp (Magnolia/Peraton)	Aerospace and Defense	3M USD L + 5.25% (1% Floor)	9/21/2018	4/28/2024	994,949	989,975	962,614	2.6%
Mills Fleet Farms	Consumer Goods	1M USD L + 6.25% (1% Floor)	10/19/2018	10/19/2024	5,000,000	4,902,388	4,900,000	13.4%
MRO Holdings, Inc.	Transportation	3M USD L + 5.25% (1% Floor)	10/20/2017	10/25/2023	990,000	981,904	990,000	2.7%
Next Level Apparel, Inc.	Consumer Goods	1M USD L + 6.00% (1% Floor)	7/27/2018	7/26/2024	1,987,500	1,968,004	1,967,625	5.3%
NM Z Parent Inc (Zep Inc)	Chemicals & Allied Products	3M USD L+ 4.00% (1% Floor)	5/25/2018	8/9/2024	992,462	981,013	876,642	2.4%
Octave Music Group, Inc.	Broadcasting & Subscription	1M USD L + 4.75% (1% Floor)	10/17/2017	5/28/2021	987,212	992,027	987,212	2.7%
ScribeAmerica (HealthChannels)	Healthcare Services	1M USD L + 4.50% (1% Floor)	10/31/2018	4/3/2025	997,487	987,561	987,513	2.7%
ThreeBridge Solutions Delayed Draw(7)	IT Implementation	-	12/1/2017	12/1/2022	277,916	275,232	275,136	0.6%
ThreeBridge Solutions Term Loan	IT Implementation	1M USD L+ 9.00% (1% Floor)	12/1/2017	12/1/2022	5,456,700	5,394,248	5,402,133	14.7%
World Insurance Associates, LLC Delayed Draw(5)(7)	Insurance Brokerage	1M USD L + 4.75% (1% Floor)	7/2/2018	7/18/2024	332,446	325,366	317,447	0.9%
World Insurance Associates, LLC(5)	Insurance Brokerage	1M USD L + 4.75% (1% Floor)	7/2/2018	7/18/2024	2,493,750	2,469,748	2,468,813	6.7%
Total First Lien Senior Secured					$62,259,869	$61,888,480	$61,194,099	166.0%

Total Debt Investments					$62,259,869	$61,888,480	$61,194,099	166.0%

	Yield to	Maturity	Acquisition	Number of	Principal /	Amortized	Fair	Percentage
Company(3)	Maturity	Date	Date	Shares	Par	Cost(6)	Value	of Net Assets
U.S. Government Securities
U.S. Treasury Bill(5)	0.00%	1/3/2019	12/31/2018	15,000,000	$15,000,000	$14,999,107	$14,999,100	40.7%
Total U.S. Government Securities					15,000,000	14,999,107	14,999,100	40.7%

Total Investments					$77,259,869	$76,887,587	$76,193,199	206.7%
Liabilities in Excess of Other Assets							(39,338,092)	(106.7)%
Net assets							$36,855,107	100.0%

Flat Rock Capital Corp.

Consolidated Schedule of Investments

As of December 31, 2018

Forward foreign currency contracts outstanding as of December 31, 2018 were as follows:

				Unrealized
Currency	Currency		Expiration	Appreciation
Purchased	Sold	Counterparty	Date	(Depreciation)

USD 5,090,981	CAD 6,435,000	Bannockburn Global Forex, LLC	1/31/2019	369,812

CAD Canadian Dollar

USD United States Dollar

(1)	The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(2)	Loan contains a variable rate structure, subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) (which can include one-, two-, three- or six-month LIBOR), Canadian Dollar Offered Rate (“CDOR”), or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, and which reset periodically based on the terms of the loan agreement. As of December 31, 2018, the 1 month (1M), 2 month (2M), and 3 month (3M) USD LIBOR rates were 2.50%, 2.61%, and 2.81%, respectively. As of December 31, 2018, CDOR was 2.25%.

(3)	As of December 31, 2018, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Company owns less than 5% of the portfolio company’s outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company.

(4)	Non-qualifying investment as defined by Section 55(a) of the Investment Company Act of 1940. As of December 31, 2018, 5.60% of the Company’s total assets were in non-qualifying investments.

(5)	Investments or a portion of investments are unsettled as of December 31, 2018.

(6)	As of December 31, 2018, the tax cost of the Company’s investments approximates their amortized cost.

(7)	Of the entire $1,499,837 commitment to World Insurance Associates, LLC Delayed Draw, $1,167,391 was unfunded as of December 31, 2018. As such, no interest is being earned on this investment. The investment is subject to a 0.50% commitment fee (see Note 8 to the consolidated financial statements).

(8)	Security or portion thereof held within FRC Funding I, LLC and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with State Bank and Trust Company (see Note 6 to the consolidated financial statements).

The accompanying notes are an integral part of these consolidated financial statements.

Flat Rock Capital Corp.

Notes to Consolidated Financial Statements

Note 1. Organization

Flat Rock Capital Corp. (the “Company”) is a Maryland corporation formed on March 20, 2017 that commenced operations on May 3, 2017. The Company was formed to primarily make debt investments in senior secured loans of U.S. middle-market companies (“Senior Loans”). The Company is an externally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, the Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Because the Company has elected to be regulated as a BDC and has elected to be treated as a RIC under the Code, the Company’s portfolio is subject to diversification and other requirements. The Company’s investment objective is the preservation of capital while generating current income from its debt investments and seeking to maximize the portfolio’s total return.

Flat Rock Global, LLC (the “Adviser” or “Flat Rock Global”), a Delaware limited liability company, serves as the Company’s investment adviser. The Adviser is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser oversees the management of the Company’s activities and is responsible for making investment decisions with respect to, and providing day-to-day management and administration of, the Company’s investment portfolio under the terms of an investment advisory agreement between the Company and the Adviser (the “Investment Advisory Agreement”), subject to the supervision of the Company’s Board of Directors (the “Board”). The Board consists of three directors, two of whom are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Company of Flat Rock Global.

The Company is conducting a continuous private offering of shares of its common stock (“Shares”) to investors in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). Shares are offered solely to investors that are “accredited investors” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Company offers Shares through its agents and employees without sales commission or other remuneration on a “best efforts” basis. The Company believes that each of its employees and agents qualifies as an “associated person not deemed to be broker” within the meaning of Rule 3a4-1 promulgated pursuant to the Securities Exchange Act of 1934, as amended.

Note 2. Significant Accounting Policies

Basis of Presentation

The accompanying audited consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The accompanying consolidated financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-K and Articles 6 or 10 of Regulation S-X. The Company is an investment company, and, therefore, applies the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies.

Basis of Consolidation

As provided under Regulation S-X and ASC Topic 946, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s special purpose wholly-owned subsidiary, FRC Funding I, LLC, which was formed on August 31, 2018, in its consolidated financial statements. All intercompany transactions and balances have been eliminated in consolidation.

Revenue Recognition

Security transactions are accounted for on the trade date. Distributions received from limited liability company and limited partnership investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital. The Company does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income.

Loan origination fees, original issue discount and market discount are capitalized and the Company amortizes such amounts as interest income over the respective term of the loan or security using the effective interest method. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned.

Interest and Dividend Income Recognition

Interest income is recorded on the accrual basis and includes amortization of premiums or accretion of discounts. Discounts and premiums to par value on securities purchased are accreted and amortized, respectively, into interest income over the contractual life of the respective security using the effective interest method. The amortized cost of investments represents the original cost adjusted for the amortization of premiums or accretion of discounts, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period.

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. The Company considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

Dividend income on preferred equity securities is recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.

Other Income

From time to time, the Company may receive fees for services provided to portfolio companies. These fees are generally only available to the Company as a result of closing investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Adviser provides vary by investment, but can include closing, work, diligence or other similar fees and fees for providing managerial assistance to the Company’s portfolio companies. In addition, the Company may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees and possibly consulting and performance- based fees.

Use of Estimates

U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported periods. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Cash and Cash Equivalents

Cash and cash equivalents (e.g. U.S. Treasury bills) may include demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Company deposits its cash and cash equivalents with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.

Income Taxes

The Company has elected to be treated for U.S. federal income tax purposes as a RIC under the Code. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Rather, any tax liability related to income earned by the Company represents obligations of the Company’s investors and will not be reflected in the financial statements of the Company. To qualify as a RIC under Subchapter M of the Code, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Company must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income” for that year, which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses.

In order for the Company not to be subject to U.S. federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. The Company, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than- not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

Although the Company files federal and state tax returns, its major tax jurisdiction is federal. The Company’s inception-to-date federal tax years remain subject to examination by the Internal Revenue Service and the State of Maryland Department of Assessments and Taxation.

Valuation of Portfolio Investments

The Company has adopted FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP and expands disclosures about fair value measurements.

ASC Topic 820 clarifies that fair value is defined as the price that the Company would receive upon selling an investment or paying to transfer a liability to a market participant in the principal or most advantageous market for the investment. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. ASC Topic 820 provides a consistent definition of fair value that focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, ASC Topic 820 provides a framework for measuring fair value and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date as discussed in Note 5.

The Board has established procedures for the valuation of the Company’s investment portfolio. The valuation committee, which is comprised of the independent members of the Board, is responsible for executing the valuation policy, with assistance from Flat Rock Global and one or more independent valuation firms. These procedures are detailed below.

Investments for which market quotations are readily available are valued at such market quotations.

Most of the Company’s investments are not traded on a national securities exchange and do not have the benefit of market quotations or other pricing data from such an exchange. With respect to investments for which pricing data is not readily available or when such pricing data is deemed not to represent fair value, the Board has approved a multi-step valuation process each quarter, as described below:

1.	each portfolio company or investment is valued by Flat Rock Global, potentially with information received from one or more independent valuation firms engaged by the Company;

2.	an independent valuation firm conducts independent valuations and makes an independent assessment of the value of each investment on a rotating basis so that each investment is valued at least twice annually;

3.	the valuation committee of the Board reviews and discusses the preliminary valuations prepared by Flat Rock Global and that of the independent valuation firm; and

4.	the Board discusses the valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of Flat Rock Global, an independent valuation firm and the valuation committee.

Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account in fair value pricing the Company’s investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

Investments in private investment companies are measured based upon NAV as a practical expedient to determine fair value. The Company applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Company’s entire position in a particular investment, unless it is probable that the Company will sell a portion of an investment at an amount different from the NAV of the investment. Each of these investments has certain restrictions with respect to rights of withdrawal by the Company as specified in the respective agreements. Generally, the Company is required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time. The management agreements of the private investment companies provide for compensation to the managers in the form of fees ranging from 0% to 2% annually of the net assets and performance incentive allocations or fees ranging from 0% to 20% on net profits earned.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized. The Company utilizes specific identification on a First-In, First-Out (“FIFO”) basis as their tax-lot relief method.

Debt Issuance Costs

The Company records origination and other expenses related to its debt obligations as debt issuance costs. These expenses are deferred and amortized over the life of the related debt instrument. Debt issuance costs are presented on the consolidated statement of assets and liabilities as a direct deduction from the debt liability. As of December 31, 2019, the balance of debt issuance costs was $372,544, included in Credit Facility, net of $29,796,235 on the consolidated statements of assets and liabilities. As of December 31, 2018, the balance of debt issuance costs was  $435,543, included in Credit Facility, net of $23,233,011 on the consolidated statements of assets and liabilities.

Distributions to Common Stockholders

Distributions to common stockholders are recorded on the record date. The amount to be distributed is determined by the Board and is generally based upon current and estimated net earnings. Net realized long-term capital gains, if any, would be generally distributed at least annually, although the Company may decide to retain such capital gains for investment.

Derivatives and Hedging Activities

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. During the year ended December 31, 2019, the Company utilized forward foreign currency contracts to hedge its foreign currency exposure.

The following table provides quantitative disclosures about fair values of, and unrealized appreciation (depreciation) on, the Company’s derivative instruments as of December 31, 2019 and 2018, grouped by contract type and risk exposure category.

Derivatives
	For the Years Ended
Unrealized appreciation (depreciation) per the Consolidated Statement of Assets and Liabilities	December 31, 2019	December 31, 2018
Forward foreign currency exchange contracts	$-	$369,812
Derivative Assets (Liabilities)	$-	$369,812

The following table lists the amount of change in unrealized appreciation (depreciation) included in net increase (decrease) in net assets resulting from operations during the years ended December 31, 2019 and 2018, and the period ended December 31, 2017, grouped by contract type and risk exposure. There were no realized gains/(losses) generated on forward contracts during the year ended December 31, 2018 and the period ended December 31, 2017.

Fiscal Year Ended December 31, 2019
Derivative Type	Consolidated Statement of Operations Location	Foreign Currency Contracts

Forward foreign currency exchange contracts	Net change in unrealized gains (losses) from forward foreign currency exchange contracts	$(369,812)
	Net realized gains/(losses) on forward foreign currency exchange contracts	$174,789

Fiscal Year Ended December 31, 2018
Derivative Type	Consolidated Statement of Operations Location	Foreign Currency Contracts

Forward foreign currency exchange contracts	Net change in unrealized gains (losses) from forward foreign currency exchange contracts	$407,953

For the Period May 3, 2017 (commencement of operations) through December 31, 2017
Derivative Type	Consolidated Statement of Operations Location	Foreign Currency Contracts

Forward foreign currency exchange contracts	Net change in unrealized gains (losses) from forward foreign currency exchange contracts	$(38,141)

During the years ended December 31, 2019 and 2018, and the period ended December 31, 2017, the Company’s quarterly average volume of derivatives is as follows:

	For the Years Ended		For the Period May 3, 2017 (commencement of operations) through
Notional Amount	December 31, 2019	December 31, 2018	December 31, 2017

Forward Foreign Currency Exchange Contracts	$4,810,461	$5,090,981	$3,393,987

Foreign Currency Translation

The Company’s books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Fair value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the applicable period; and

2.	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, the Company does not isolate that portion of the results of operations due to changes in foreign exchange rates on investments, other assets and debt from the fluctuations arising from changes in fair values of investments and liabilities held. Such fluctuations are included with the net realized gain (loss) and net change in unrealized gain (loss) from investments and liabilities.

Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices to be more volatile than those of comparable U.S. companies or U.S. government securities. During the year ended December 31, 2019, all foreign security and currency translations were closed out as a result of the sale of the Company’s investment in a first lien senior secured loan to Logibec, Inc., which was denominated in Canadian currency.

Recently Issued Accounting Pronouncements

In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has adopted certain disclosures of ASU 2018-13 and delayed adoption of additional disclosures as permitted by the standard.

Note 3. Agreements and Related Party Transactions

Investment Advisory Agreement

On May 16, 2017, the Company entered into the Investment Advisory Agreement with Flat Rock Global. Pursuant to the Investment Advisory Agreement, the Company pays Flat Rock Global a fee for its services consisting of two components — a management fee and an incentive fee. The management fee is calculated at an annual rate of 1.375% of the Company’s average gross assets as of the end of the two most recently completed quarters and is payable quarterly in arrears. The management fee for any partial month or quarter will be appropriately pro-rated. In order to meet the diversification tests required to qualify as a RIC, the Company, on December 31, 2019, acquired $19,000,000 in face value of short-term U.S. Treasury Bills. This transaction had the effect of increasing management fees payable to Flat Rock Global by $76,236 for a total gross management fee payable of $368,452; however, Flat Rock Global waived the portion relating to the acquisition of short-term U.S. Treasury Bills. For the year ended December 31, 2019, the Company incurred management fees of $1,376,674, $265,221 of which was waived by Flat Rock Global. In addition, there are no recoupment agreements in place, and waived fees will not be recouped by Flat Rock Global.

The incentive fee consists of two parts. The first part, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based on 15% of the Company’s pre-incentive fee net investment income for the immediately preceding quarter. The payment of the incentive fee on income is subject to payment of a preferred return to investors each quarter, expressed as a quarterly rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 1.5% (6.0% annualized), subject to a “catch up” feature. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre- incentive fee net investment income is payable except to the extent that 15.0% of the cumulative net increase in net assets resulting from operations for the prior twelve quarters exceeds the cumulative incentive fees accrued and/or paid for the prior twelve quarters. In other words, any incentive fee on income that is payable in a calendar quarter is limited to the lesser of (i) 15.0% of the amount by which the Company’s pre- incentive fee net investment income for such calendar quarter that exceeds the 1.5% hurdle, subject to the “catch-up” provision and (ii) (x) 15.0% of the cumulative net increase in net assets resulting from operations for the prior twelve quarters minus (y) the cumulative incentive fees accrued and/or paid for the prior twelve quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of the Company’s pre-incentive fee net investment income, realized gains and losses and unrealized gains and losses since inception.

The total return requirement described above is designed to measure the performance of Flat Rock Global over a longer time horizon than on a quarterly basis and to ensure that Flat Rock Global does not earn fees for exceeding the hurdle rate in selected quarters while under-performing on a longer- term basis. The total return requirement is likewise designed to incentivize Flat Rock Global to not focus solely on quarterly performance, but to seek investments that exhibit strong performance on a long-term basis. The Company believes that the total return requirement is beneficial to investors and has the potential to reduce the fees payable to Flat Rock Global in the event of under-performance on a long-term basis.

Under the capital gains component of the incentive fee, the Company pays Flat Rock Global at the end of each calendar year 15.0% of its aggregate cumulative realized capital gains from inception through the end of that year, computed net of the Company’s aggregate cumulative realized capital losses and the Company’s aggregate cumulative unrealized losses through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees. For the foregoing purpose, the Company’s “aggregate cumulative realized capital gains” does not include any unrealized gains. It should be noted that the Company accrues an incentive fee for accounting purposes taking into account any unrealized gains in accordance with U.S. GAAP. The capital gains component of the incentive fee is not subject to any minimum return to stockholders. If such amount is negative, then no capital gains incentive fee is payable for such year. Additionally, if the Investment Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date is treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee.

For the year ended December 31, 2019, the Company incurred incentive fees on income of $546,204 of which $408,149 was waived by Flat Rock Global. In addition, there are no recoupment agreements in place, and waived incentive fees will not be recouped by Flat Rock Global.

For the year ended December 31, 2018, the Company did not incur incentive fees on income. For the period May 3, 2017 (commencement of operations) through December 31, 2017, the Company incurred subordinated incentive fees on income and capital gain incentive fees of $0 and $12,368, respectively, all of which were waived by Flat Rock Global.

The Company includes unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to Flat Rock Global if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though Flat Rock Global is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized. For the years ended December 31, 2019 and 2018, and the period ended December 31, 2017, the Company did not accrue capital gains incentive fees. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

Administration Agreement

The Company entered into an administration agreement with Flat Rock Global to serve as its Administrator. Pursuant to the administration agreement, Flat Rock Global provides the Company with services such as accounting, financial reporting, legal and compliance support and investor relations support necessary for the Company to operate or has engaged a third-party firm to perform some or all of these functions. The Company does not pay Flat Rock Global any fees pursuant to the Administration Agreement. The Company reimburses Flat Rock Global for administrative expenses it incurs as a result of providing these services. Beginning on May 3, 2017, Flat Rock Global agreed to reimburse the Company for certain operating expenses. Flat Rock Global has no obligation to reimburse any portion of the Company’s expenses but has indicated that it expects to continue such reimbursements until it deems that the Company has achieved economies of scale sufficient to ensure that the Company bears a reasonable level of expenses in relation to its income. The specific amount of expenses reimbursed by Flat Rock Global, if any, will be determined at the end of each quarter. For the year ended December 31, 2019, there was no reimbursement for audit, fund accounting, fund administration, insurance, legal, valuation and other fees. For the year ended December 31, 2018, the reimbursement totaled $101,939. For the fiscal period May 3, 2017 (commencement of operations) through December 31, 2017, the reimbursement totaled $520,033. To the extent reimbursements may be needed in the future, there can be no assurance that Flat Rock Global will provide any such reimbursements. In addition, there are no recoupment agreements in place and the aforementioned expenses will not be recouped by Flat Rock Global.

Note 4. Investments

The following table presents the composition of the Company’s investment portfolio at cost and fair value as of December 31, 2019 and 2018:

	December 31, 2019		December 31, 2018
		Fair		Fair
	Cost	Value	Cost	Value
First-lien senior secured debt	$72,134,565	$71,474,067	$61,888,480	$61,194,099
Private Fund Investments	6,914,467	7,006,429	-	-
Collateralized Loan Obligations	3,800,904	4,060,800	-	-
U.S. Government Securities	18,996,667	18,996,428	14,999,107	14,999,100
	101,846,603	101,537,724	76,887,587	76,193,199
Forward foreign currency exchange contracts	-	-	-	369,812
Total Investments	$101,846,603	$101,537,724	$76,887,587	$76,563,011

As of December 31, 2019, 14.6% of the investment portfolio at amortized cost and 14.6% of the investment portfolio measured at fair value, respectively, were invested in portfolio companies with foreign domiciles, specifically Luxembourg and Switzerland, or non-controlled investment companies. Such investments are not qualifying assets as defined by Section 55(a) of the 1940 Act. As of December 31, 2018, approximately 6.10% of the investment portfolio at amortized cost and 5.93% of the investment portfolio measured at fair value, respectively, were invested in portfolio companies with foreign domiciles, specifically Canada. Such investments are not qualifying assets as defined by Section 55(a) of the Investment Company Act of 1940.

The industry composition of investments based on fair value as of December 31, 2019 and 2018 was as follows:

	December 31, 2019	December 31, 2018

U.S. Government Securities	18.8%	19.6%
Insurance Services	18.6%	24.6%
Direct Selling	12.1%	4.3%
Investment Vehicle	10.9%	0.0%
IT Implementation	5.3%	7.4%
Retail	4.8%	0.0%
Banking, Finance, Insurance & Real Estate	4.8%	0.0%
Media: Advertising, Printing, and Publishing	4.8%	0.0%
Consumer Goods	4.6%	9.0%
Construction & Building	3.8%	5.2%
Healthcare Services	3.2%	5.0%
Transportation: Cargo	2.5%	0.0%
Wholesale	1.9%	0.0%
Aerospace & Defense	1.7%	1.3%
Business Services	1.4%	2.9%
Chemicals & Allied Products	0.8%	1.1%
Healthcare IT	0.0%	5.9%
Computers & Electronics	0.0%	5.2%
Transportation	0.0%	1.3%
High Tech Industries	0.0%	1.2%
Broadcasting & Subscription	0.0%	1.3%
Capital Equipment	0.0%	0.6%
Insurance Brokerage	0.0%	3.6%
Forward Foreign Currency Exchange Contracts	0.0%	0.5%
Total	100.0%	100.0%

The geographic composition of investments based on fair value as of December 31, 2019 and 2018 was as follows:

	December 31, 2019	December 31, 2018

United States:
Northeast	42.1%	14.4%
U.S. Government Securities	18.8%	19.7%
West	17.1%	27.0%
Midwest	10.0%	13.9%
Southeast	7.0%	12.1%
South	0.8%	7.0%
Switzerland	2.5%	0.0%
Luxembourg	1.7%	0.0%
Canada	0.0%	5.9%
Total	100.0%	100.0%

Note 5. Fair Value of Investments

Fair value is defined as the price that the Company would receive upon selling an investment or paying to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. Accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs.

Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 — Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

Level 3 — Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date.

Investments in private investment companies measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

The inputs for the determination of fair value may require significant management judgment or estimation and are based upon management’s assessment of the assumptions that market participants would use in pricing the assets or liabilities. These investments include debt and equity investments in private companies or assets valued using the market or income approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and earnings before interest, taxes, depreciation, and amortization (“EBITDA”) multiples. The information may also include pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

Pricing inputs and weightings applied to determine fair value require subjective determination. Accordingly, valuations do not necessarily represent the amounts that may eventually be realized from sales or other dispositions of investments.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

The following table presents the fair value hierarchy of investments as of December 31, 2019 and December 31, 2018. Assets valued using NAV as a practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals in the Consolidated Statement of Assets and Liabilities:

	Fair Value Hierarchy as of December 31, 2019
Investments:	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value	Total
First-lien senior secured debt	$-	$-	$71,474,067	$-	$71,474,067
Private Fund Investments	-	-	-	7,006,429	7,006,429
Collateralized Loan Obligations	-	-	4,060,800	-	4,060,800
U.S. Government Securities	-	18,996,428	-	-	18,996,428
Total Investments	$-	$18,996,428	$75,534,867	$7,006,429	$101,537,724

	Fair Value Hierarchy as of December 31, 2018
Investments:	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value	Total
First-lien senior secured debt	$-	$-	$61,194,099	$-	$61,194,099
U.S. Government Securities	-	14,999,100	-	-	14,999,100
Forward foreign currency exchange contracts	-	369,812	-	-	369,812
Total Investments	$-	$15,368,912	$61,194,099	$-	$76,563,011

The following table presents changes in the fair value of investments for which Level 3 inputs were used to determine the fair value as of and for the years ended December 31, 2019 and 2018:

	For the Years Ended
First-lien senior secured debt	December 31, 2019	December 31, 2018
Fair value, beginning of period	$61,194,099	$19,718,232
Purchases of investments	80,447,699	87,520,229
Proceeds from principal payments and sales of investments	(70,252,423)	(45,086,107)
Net change in unrealized gain (loss)	25,593	(998,600)
Net accretion of discount on investments	59,099	40,345
Transfers into (out of) Level 3	-	-
Fair value, end of period	$71,474,067	$61,194,099

	For the Years Ended
Collateralized loan obligations	December 31, 2019	December 31, 2018
Fair value, beginning of period	$-	$-
Purchases of investments	3,800,000	-
Proceeds from principal payments and sales of investments	-	-
Net change in unrealized gain (loss)	259,896	-
Net accretion of discount on investments	904	-
Transfers into (out of) Level 3	-	-
Fair value, end of period	$4,060,800	$-

The following table presents the net change in unrealized gains/(losses) for the period relating to these Level 3 assets that were still held by the Company at the end of the years ended December 31, 2019 and 2018 and the period ended December 31, 2017:

	For the Years Ended		For the Period May 3, 2017 (commencement of operations) through
Net Change in Unrealized Gain (Loss)	December 31, 2019	December 31, 2018	December 31, 2017

First-lien senior secured debt	$(87,939)	$(992,391)	$301,587
Collateralized loan obligations	259,896	-	-
	$171,957	$(992,391)	$301,587

Market Based Approach: The Company may estimate the total enterprise value of each portfolio company by utilizing market value cash flow (EBITDA) multiples of publicly traded comparable companies and comparable transactions. The Company considers numerous factors when selecting the appropriate companies whose trading multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, and relevant risk factors, as well as size, profitability and growth expectations. The Company may apply an average of various relevant comparable company EBITDA multiples to the portfolio company’s latest twelve–month EBITDA or projected EBITDA to calculate the enterprise value of the portfolio company. Significant increases or decreases in the EBITDA multiple will result in an increase or decrease in enterprise value, which may result in an increase or decrease in the fair value estimate of the investment. In applying the market-based approach as of December 31, 2019 and December 31, 2018, the Company used the relevant EBITDA and revenue multiple ranges set forth in the table below to determine the enterprise value of its portfolio companies.

The Company believes these were reasonable ranges in light of current comparable company trading levels and the specific portfolio companies involved.

Income Based Approach: The Company also may use a discounted cash flow analysis to estimate the fair value of an investment. Projected cash flows represent the relevant security’s contractual interest, fee and principal payments plus the assumption of full principal recovery at the investment’s expected maturity date. These cash flows are discounted at a rate established utilizing a yield calibration approach, which incorporates changes in the credit quality (as measured by relevant statistics) of the portfolio company, as compared to changes in the yield associated with comparable credit quality market indices, between the date of origination and the valuation date. Significant increases or decreases in the discount rate would result in a decrease or increase in the fair value measurement. In applying the income-based approach as of December 31, 2019 and December 31, 2018, the Company used the discount ranges set forth in the table below to value investments in its portfolio companies.

Fair value was also determined in some cases based on transaction pricing or recent acquisition or sale as the best measure of fair value with no material changes in operations of the related portfolio company since the transaction date.

The following table presents quantitative information about the significant unobservable inputs of the Company’s Level 3 investments as of December 31, 2019 and 2018. The table is not intended to be all-inclusive but instead captures the significant unobservable inputs relevant to the Company’s determination of fair value.

	As of December 31, 2019
	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)
Collateralized loan obligations	$4,060,800	Third Party Vendor Pricing Service	Broker Quotes	101.52 - 101.52 (101.52)
First-lien senior secured debt	4,900,000	Recent transaction	Transaction price	98.00 - 98.00 (98.00)
First-lien senior secured debt	66,574,067	Market & income approach	EBITDA multiple	8.4x - 16.5x (12.7x)
	$75,534,867		Revenue multiple	0.88x - 3.5x (2.1x)
			Discount rate	4.31% - 11.62% (9.33%)

	As of December 31, 2018
	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)
First-lien senior secured debt	$37,072,165	Recent transaction	Transaction price	95.00 - 99.50 (98.50)
First-lien senior secured debt	24,121,934	Market & income approach	EBITDA multiple	7.8x - 10.2x (8.99x)
	$61,194,099		Discount rate	6.75% - 8.75% (7.79%)

Note 6. Borrowings

In accordance with the 1940 Act, with certain limitations, BDCs are allowed to borrow amounts such that their asset coverage ratios, as defined in the 1940 Act, are at least 200% after such borrowing. As of May 30, 2019, as a result of complying with the requirements set forth in the Small Business Credit Availability Act (“SBCAA”), the Company is able to borrow amounts such that its asset coverage ratio is at least 150%, rather than 200%. As of December 31, 2019 and 2018, the Company’s asset coverage ratio was 287% and 250%, respectively.

On October 12, 2018, the Company, through a special purpose wholly-owned subsidiary, FRC Funding I, LLC (“FRC Funding” and together with the Company, the “Borrowers”) entered into a Loan and Security Agreement (the “Loan Agreement”) with certain financial institutions as lenders (“Lenders”), State Bank and Trust Company as the administrative agent (“State Bank”) and Alostar Capital Finance (“Alostar”), as Lead Arranger and Bookrunner, pursuant to which the Lenders agreed to provide the Company with a revolving line of credit (the “Credit Facility”). The Loan Agreement was effective as of October 12, 2018. Per the second amendment of the Loan Agreement, Cadence Bank, N.A. is the successor by merger to State Bank and Trust Company. The termination date for the Loan Agreement is October 12, 2022.

The Loan Agreement provides for an initial $20.0 million in Revolver Commitments (as defined in the Loan Agreement) to be available at closing that the Company can draw down and repay for three years, subject to borrowing base eligibility. The Loan Agreement matures at the earliest of (a) the date that is four (4) years from closing, (b) the date on which FRC Funding terminates the Revolver Commitments pursuant to the Loan Agreement; or (c) the date on which the Revolver Commitments are terminated pursuant to certain events of default under the Loan Agreement; and the Scheduled Revolving Period End Date (as defined in the Loan Agreement) is three years from closing. On December 10, 2018, the Loan Agreement was amended to add Hitachi Capital America Corp. to the definition of “Lenders” and to amend the definition of “Revolver Commitments” to increase the aggregate amount available to the Borrowers under the Revolver Commitments to $30 million, beginning with the effective date of the amendment. On May 31, 2019, the Loan Agreement was further amended to revise the definitions for “Asset Coverage Ratio” and “Service Termination Event,” and increase the aggregate amount available to Borrowers under the Revolver Commitments to $35 million, beginning with the effective date of the amendment.

Debt obligations consisted of the following as of December 31, 2019 and December 31, 2018:

	December 31, 2019
	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
Credit Facility	$35,000,000	$30,048,313	$2,579,058	$29,796,235
Total debt	$35,000,000	$30,048,313	$2,579,058	$29,796,235

(1)	The amount available reflects any limitations related to the Credit Facility’s borrowing base.

(2)	The carrying value of the Credit Facility is presented net of deferred financing costs and loan servicing fees of approximately $0.4 million.

	December 31, 2018
	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Net Carrying Value(2)
Credit Facility	$30,000,000	$23,668,554	$576,091	$23,233,011
Total debt	$30,000,000	$23,668,554	$576,091	$23,233,011

(1)	The amount available reflects any limitations related to the Credit Facility’s borrowing base.

(2)	The carrying value of the Credit Facility is presented net of deferred financing costs and loan servicing fees of approximately $0.4 million.

Average debt outstanding during the years ended December 31, 2019 and 2018 was $25,684,091 and $12,654,577, respectively.

The Loan Agreement accrues interest at the Daily LIBOR Rate, plus a 2.88% margin, and principal is repayable in full at maturity. Interest is generally required to be paid monthly in arrears. The Loan Agreement requires the payment of an unused line fee of between 0.50% and 1.0%, commencing on the date that is two months from closing, based on the amount by which the Revolver Commitments exceed the average daily balance of the Revolver Loans (as defined in the Loan Agreement) during any month. Such fee is payable monthly in arrears. The Loan Agreement has an advance rate against FRC Funding’s Eligible Portfolio Investments (as defined in the Loan Agreement). The advance rate, as to any Eligible Portfolio Investment, is 75.0% when the Company’s asset coverage ratio is equal or greater than 200.0% or 70.0% when the Company’s asset coverage ratio is less than 200.0%, subject to certain eligibility requirements.

For the years ended December 31, 2019 and 2018, the components of interest expense relating to the credit facility were as follows:

	For the Years Ended
	December 31, 2019	December 31, 2018

Interest expense	$1,350,669	$150,100
Amortization of debt issuance costs	125,899	19,508
Total interest expense	$1,476,568	$169,608
Average interest rate	5.06%	5.23%
Unamortized deferred financing costs, revolving credit facility	$372,544	$435,543

Pursuant to the terms of the Loan Agreement, the Borrowers granted to State Bank for the benefit of State Bank and Hitachi, Lenders, Alostar and its affiliates, a security interest and a lien in substantially all of FRC Funding’s assets. The Loan Agreement contains certain affirmative and negative covenants, including a minimum Company asset coverage ratio, a minimum fixed charge ratio, and a minimum Company tangible net worth. Under the Loan Agreement, the Borrowers are required to make certain customary representations and warranties and are required to comply with various covenants, reporting requirements and other requirements that are customary for similar credit facilities. The obligations under the Loan Agreement may be accelerated upon the occurrence of an event of default under the Loan Agreement or in the event of a change of control of the Company or FRC Funding.

Note 7. Share Transactions

Offering Proceeds

During the year ended December 31, 2019, the Company issued and sold 1,021,942 shares of its common stock at an aggregate purchase price of $20.2 million. During the year ended December 31, 2018, the Company issued and sold 854,788 shares of its common stock at an aggregate purchase price of $17,121,000. For the period May 3, 2017 (commencement of operations) through December 31, 2017, the Company issued and sold 1,032,445 shares of its common stock at an aggregate purchase price of $20,649,000.

Distributions

The following table reflects the distributions declared on shares of the Company’s common stock during the years ended December 31, 2019 and 2018, and the period from May 3, 2017 (commencement of operations) through December 31, 2017:

The following table reflects the distributions declared on shares during the fiscal year ended December 31, 2019:

					Total
Declaration	Record	Per	Payment		Distributions
Date	Date	Share	Date		Declared
11/13/2018	1/26/2019	$0.108	2/6/2019		$201,660
11/13/2018	2/26/2019	0.108	3/6/2019		209,035
2/28/2019	3/26/2019	0.108	4/8/2019		213,723
3/28/2019	4/26/2019	0.111	5/6/2019		224,726
3/28/2019	5/26/2019	0.111	6/6/2019		227,886
5/14/2019	6/26/2019	0.111	7/6/2019		266,832
5/14/2019	7/26/2019	0.114	8/6/2019		284,194
5/14/2019	8/26/2019	0.114	9/6/2019		295,882
8/12/2019	9/26/2019	0.114	10/7/2019		299,494
8/12/2019	10/24/2019	0.114	11/6/2019		306,130
8/12/2019	11/25/2019	0.114	12/6/2019		307,703
11/12/2019	12/23/2019	0.114	1/6/2020	(1)	310,460
					$3,147,725

(1)	As of December 31, 2019, this distribution had not been paid, which consisted of a cash dividend of $257,614 and dividends reinvested of $52,845. See disclosure of payment noted in Note 11 to the consolidated financial statements.

The following table reflects the distributions declared on shares during the fiscal year ended December 31, 2018:

					Total
Declaration	Record	Per	Payment		Distributions
Date	Date	Share	Date		Declared
1/26/2018	1/26/2018	$0.108	2/6/2018		$111,504
2/26/2018	2/26/2018	0.108	3/6/2018		113,258
3/26/2018	3/26/2018	0.108	4/6/2018		113,554
4/26/2018	4/26/2018	0.108	5/6/2018		115,928
5/26/2018	5/26/2018	0.108	6/6/2018		117,518
6/26/2018	6/26/2018	0.108	7/6/2018		122,506
7/26/2018	7/26/2018	0.108	8/6/2018		135,436
8/26/2018	8/26/2018	0.108	9/6/2018		136,430
9/26/2018	9/26/2018	0.108	10/6/2018		148,211
10/26/2018	10/26/2018	0.108	11/6/2018		187,125
11/13/2018	11/26/2018	0.108	12/6/2018		197,860
11/13/2018	12/26/2018	0.108	1/7/2019	(1)	200,125
					$1,699,455

(1)	As of December 31, 2018, this distribution had not been paid, which consisted of a cash dividend of $200,145 and no dividends reinvested. See balance payable on the Consolidated Statements of Assets and Liabilities, as well as disclosure of payment noted in Note 11 to the consolidated financial statements.

The following table reflects the distributions declared on shares during the fiscal year ended December 31, 2017:

					Total
Declaration	Record	Per	Payment		Distributions
Date	Date	Share	Date		Declared
8/25/2017	8/25/2017	$0.108	9/6/2017		$36,207
9/26/2017	9/26/2017	0.108	10/6/2017		63,585
10/26/2017	10/26/2017	0.108	11/6/2017		104,134
11/26/2017	11/26/2017	0.108	12/6/2017		106,375
12/26/2017	12/26/2017	0.108	1/6/2018	(1)	110,964
					$421,265

(1)	As of December 31, 2017, this distribution had not been paid, which consisted of a cash dividend of $110,964 and no dividends reinvested. See balance payable on the Consolidated Statements of Assets and Liabilities, as well as disclosure of payment noted in Note 11 to the consolidated financial statements.

Distribution Reinvestment Plan

On March 28, 2019, the Board approved the establishment of a distribution reinvestment plan (the “DRIP”). The DRIP was effective as of, and was first applied to the reinvestment of cash distributions paid on or after, May 1, 2019.

Under the DRIP, cash distributions paid to participating stockholders are reinvested in Shares at a price equal to the net asset value per share of the Shares as of such date. New stockholders of the Company on or after May 1, 2019 became participating stockholders in the DRIP unless they affirmatively declined participation in the DRIP. Existing stockholders of the Company prior to May 1, 2019 were given the opportunity to participate in the DRIP.

The following table reflects the common stock issued pursuant to the DRIP during the period May 1, 2019 to December 31, 2019:

Declaration	Record	Payment
Date	Date	Date		Shares
3/28/2019	5/26/2019	6/6/2019		2,208
5/14/2019	6/26/2019	7/6/2019		2,220
5/14/2019	7/26/2019	8/6/2019		2,503
5/14/2019	8/26/2019	9/6/2019		2,605
8/12/2019	9/26/2019	10/7/2019		2,605
8/12/2019	10/24/2019	11/6/2019		2,642
8/12/2019	11/25/2019	12/6/2019		2,660
11/12/2019	12/23/2019	1/6/2020	(1)	2,676
				20,119

(1)	As of December 31, 2019, this distribution had not been paid, which consisted of a reinvestment of 2,676 shares at a value of $52,845. See balance payable on the Consolidated Statements of Assets and Liabilities, as well as disclosure of payment noted in Note 11 to the consolidated financial statements.

Repurchases of Shares

As a result of the Company’s compliance with the requirements set forth in the SBCAA, the asset coverage ratio test applicable to the Company was decreased from 200% to 150%, effective May 30, 2019. In order to comply with the requirement that the Company extend, within twelve months from May 30, 2018, to each of the Company’s stockholders as of May 30, 2018, the opportunity to sell the securities held by that stockholder as of that date, the Company filed four tender offers on June 27, 2018, August 7, 2018, September 12, 2018, and October 24, 2018, each representing 25% of the total issued and outstanding shares as of May 30, 2018, July 31, 2018, September 11, 2018 and October 23, 2018, respectively. The tender offer filed on June 27, 2018 resulted in the Company purchasing all 20,000 shares validly tendered and not withdrawn at a price equal to $20.03 per share for an aggregate purchase price of approximately $400,600. The remaining tender offers did not result in the Company purchasing any Shares pursuant to the offers.

Following the closing of the final tender offer above in order to comply with the provisions of the SBCAA, the Company commenced its share repurchase program, whereby it intends to offer to repurchase up to 5% if its issued and outstanding shares on a quarterly basis through registered tender offers. The table below shows the effects of the quarterly repurchase offers made by the Company during the year ended December 31, 2019:

Repurchase Offer Date	Repurchase Date	Number of Shares Repurchased	Percentage of Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
April 1, 2019	April 29, 2019	18,750	100%	$19.80	$371,250
July 16, 2019	August 14, 2019	19,996	100%	$19.77	$395,326
October 1, 2019	November 6, 2019	37,911	100%	$19.77	$749,498
TOTAL		76,657			$1,516,074

Note 8. Commitments and Contingencies

The Company had an aggregate of $3,052,200 of unfunded commitments to provide debt financing to its portfolio companies or to fund limited partnership interests as of December 31, 2019. As of December 31, 2019, there were no capital calls or draw requests made by the portfolio companies to fund these commitments. Such commitments are generally up to the Company’s discretion to approve or are subject to the satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Company’s consolidated statement of assets and liabilities and are not reflected in the Company’s consolidated statement of assets and liabilities.

A summary of the composition of the unfunded commitments as of December 31, 2019 is shown in the table below:

		As of
	Expiration Date (1)	December 31, 2019

Coastal Construction Products	9/4/2020	$1,000,000
Specialist Resources Global Inc.	9/26/2021	1,666,667
BCP Great Lakes Fund LP	11/27/2021	385,533
Total unfunded commitments		$3,052,200

(1)	Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.

A summary of the composition of the unfunded commitments as of December 31, 2018 is shown in the table below:

		As of
	Expiration Date (1)	December 31, 2018

World Insurance Associates, LLC	7/18/2024	$1,167,391
Total unfunded commitments		$1,167,391

(1)	Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.

From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. As of December 31, 2019, management is not aware of any pending or threatened litigation.

Note 9. Earnings Per Share

In accordance with the provisions of ASC Topic 260, Earnings per Share, basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. As of December 31, 2019 and 2018, there were no dilutive shares.

The following table sets forth the computation of basic and diluted earnings per common share for the years ended December 31, 2019 and 2018, and the period from May 3, 2017 (commencement of operations) through December 31, 2017:

			For the Period
	For the Years Ended		May 3, 2017 (commencement of operations) through
	December 31, 2019	December 31, 2018	December 31, 2017

Net increase in net assets resulting from operations	$3,169,648	$1,164,513	$441,914
Weighted average common shares of common stock outstanding - basic and diluted	2,350,674	1,317,698	523,748
Earnings per common share - basic and diluted	$1.35	$0.88	$0.84

Note 10. Income Taxes

The Company has elected to be treated as a RIC under the Code beginning with the taxable year end December 31, 2017. As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed currently to its stockholders as dividends. As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis. Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, to the extent required.

The permanent differences for tax purposes from distributable earnings to additional paid in capital were reclassified for tax purposes for the tax year ended December 31, 2019. These reclassifications have no impact on net assets.

Year Ended December 31, 2019

Increase (decrease) in distributable earnings	-

Increase (decrease) in capital in excess of par value	$-

The following reconciles net increase in net assets resulting from operations to taxable income for the years ended December 31, 2019 and December 31, 2018, and the period ended December 31, 2017:

	Year Ended December 31, 2019	Year Ended December 31, 2018	For the Period May 3, 2017 (commencement of operations) through December 31, 2017
Net increase (decrease) in net assets resulting from operations	$3,169,648	$1,164,513	$441,914
Net change in unrealized appreciation (depreciation) from investments	(10,041)	590,623	(263,415)
Net realized losses	318,751	-	-
Other book tax differences	(369,812)	149,467	83,641
Taxable income before deductions for distributions	$3,108,546	$1,904,603	$262,140

	Year Ended December 31, 2019	Year Ended December 31, 2018	For the Period May 3, 2017 (commencement of operations) through December 31, 2017
Distributions paid from:

Ordinary income	$3,147,725	$1,699,455	$262,140
Capital gains	—	—	—
Return of Capital	—	—	159,125
Total	$3,147,725	$1,699,455	$421,265

For the years ended December 31, 2019 and 2018, and the period ended December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Year Ended	Year Ended	For the Period May 3, 2017 (commencement of operations) through
	December 31,	December 31,	December 31,
	2019	2018	2017
Undistributed net investment income (loss)	$401,162	$136,522	$(83,641)
Undistributed capital gains	—	246,350	—
Capital loss carryforward	(318,751)	—	—
Other accumulated gain (loss)/dividends payable	(265,902)	(200,145)	83,641
Net unrealized appreciation	(308,879)	(697,020)	263,415
Total	$(492,370)	$(514,293)	$263,415

Capital losses can be carried forward indefinitely to offset future capital gains. As of December 31, 2019, the Company had short term loss carryforwards of $314,489 and long term loss carryforwards of $4,262.

As of December 31, 2019, the Company’s aggregate unrealized appreciation and depreciation on investments based on cost for U.S. federal income tax purposes was as follows:

December 31, 2019
Tax cost	101,846,603
Gross unrealized appreciation	794,415
Gross unrealized depreciation	(1,103,294)
Net unrealized appreciation/(depreciation) on investments	$(308,879)

The Company adopted FASB ASC Topic 740, Accounting for Uncertainty in Income Taxes (“ASC 740”) as of December 31, 2018. ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of December 31, 2019, management has analyzed the Company’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Company’s current year tax return. The Company identifies its major tax jurisdictions as U.S. Federal, New York State, and New York City. The Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof.

Note 11. Financial Highlights

The following per common share data has been derived from information provided in the audited financial statements. The following is a schedule of financial highlights for the years ended December 31, 2019 and 2018, and the period from May 3, 2017 (commencement of operations) through December 31, 2017:

			For the Period
	For the Years Ended		May 3, 2017 (commencement of operations) through
	December 31, 2019	December 31, 2018	December 31, 2017
Per Common Share Operating Performance
Net Asset Value, Beginning of Period	$19.74	$20.02	$-

Results of Operations:
Net Investment Income(1)	1.37	1.15	0.69
Net Realized and Unrealized Gain (Loss) on Investments(1)(5)	(0.01)	(0.13)	(0.13)
Net Increase (Decrease) in Net Assets Resulting from Operations	1.36	1.02	0.56

Distributions to Common Stockholders
Distributions from Net Investment Income	(1.34)	(1.30)	(0.34)
Return of Capital	-	-	(0.20)
Net Decrease in Net Assets Resulting from Distributions	(1.34)	(1.30)	(0.54)

Capital Share Transactions
Issuance of Common Stock	-	-	20.00
Net Increase (Decrease) Resulting from Capital Share Transactions	-	-	20.00
Net Asset Value, End of Period	$19.76	$19.74	$20.02

Shares Outstanding, End of Period	2,832,840	1,867,420	1,032,445

Ratio/Supplemental Data
Net assets, end of period	$55,969,870	$36,855,107	$20,669,649
Weighted-average shares outstanding	2,350,674	1,317,698	523,748
Total Return(3)	7.13%	5.07%	2.80%
Portfolio turnover	84.6%	136.5%	156.3%
Ratio of operating expenses to average net assets without waiver and reimbursement(2)(4)	8.83%	6.15%	11.95%
Ratio of operating expenses to average net assets with waiver and reimbursement(2)(4)	7.39%	3.52%	1.18%
Ratio of net investment income (loss) to average net assets without waiver and reimbursement(2)(4)	5.41%	2.84%	(5.71%)
Ratio of net investment income (loss) to average net assets with waiver and reimbursement(2)(4)	6.85%	5.47%	5.06%

(1)	The per common share data was derived by using weighted average shares outstanding.

(2)	The ratios reflect an annualized amount.

(3)	Total return is calculated as the change in net asset value (“NAV”) per share during the period, plus distributions per share (if any), divided by the beginning NAV per share. Total return is not annualized.

(4)	Includes interest expense of 2.92%, 0.53%, 0.23%, respectively, which is not subject to reimbursement by Flat Rock Global.

(5)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Consolidated Statement of Operations due to share transactions during the period.

Note 12. Selected Quarterly Financial Data (Unaudited)

	For the Three Months Ended
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019

Investment income	$1,562,580	$1,593,794	$1,642,598	$1,896,783
Net expenses	816,583	870,334	896,443	893,243
Net investment income (loss)	745,997	723,460	746,155	1,003,540
Net realized gain (loss) on investments, and foreign currency transactions	407,483	(328,422)	(139,061)	454
Net unrealized gain (loss) on investments, foreign currency translations, and foreign currency contracts	(464,240)	321,216	263,557	(110,492)
Increase (decrease) in net assets resulting from operations	$689,240	$716,254	$870,651	$893,502
Net asset value per share as of the end of the quarter	$19.77	$19.77	$19.77	$19.76

	For the Three Months Ended
	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018

Investment income	$415,523	$439,548	$613,700	$1,009,756
Net expenses	145,498	177,737	276,045	370,527
Net investment income (loss)	270,025	261,811	337,655	639,229
Net realized gain (loss) on investments, and foreign currency transactions	36,834	44,305	87,506	77,771
Net unrealized gain (loss) on investments, foreign currency translations, and foreign currency contracts	41,998	51,627	(3,008)	(681,240)
Increase (decrease) in net assets resulting from operations	$348,857	$357,743	$422,153	$35,760
Net asset value per share as of the end of the quarter	$20.03	$20.03	$20.03	$19.74

	For the Three Months Ended
	June 30, 2017*	September 30, 2017	December 31, 2017

Investment income	$685	$113,255	$329,743
Net expenses	480	36,753	46,987
Net investment income (loss)	205	76,502	282,756
Net realized gain (loss) on investments, and foreign currency transactions	-	(266,658)	85,694
Net unrealized gain (loss) on investments, foreign currency translations, and foreign currency contracts	362	289,381	(26,328)
Increase (decrease) in net assets resulting from operations	$567	$99,225	$342,122
Net asset value per share as of the end of the quarter	$20.00	$20.00	$20.02

* Commenced operations on May 3, 2017

Note 13. Subsequent Events

The Company’s management has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events that require recognition or disclosure in these financial statements except for the following:

Issuance of Common Stock

On January 29, 2020, the Company issued and sold approximately 7,606 shares of its common stock at an aggregate purchase price of $150,000. The issuance of the shares of common stock was exempt from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) and Rule 506(b) of Regulation D thereof.

On March 2, 2020, the Company issued and sold 34,862 shares of its common stock at an aggregate purchase price of $689,925. The issuance of the shares of common stock was exempt from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) and Rule 506(b) of Regulation D thereof.

Distributions

On November 12, 2019, the Company declared a distribution of $0.114 per share, or $322,943, for holders of record as of January 24, 2020, which was paid on February 6, 2020.

On November 12, 2019, the Company declared a distribution of $0.114 per share, or $322,863, for holders of record as of February 24, 2020, which was paid on March 6, 2020.

On January 8, 2020, following approval from the Board, the Company filed a tender offer to repurchase up to 141,245 Shares of the Company’s issued and outstanding common stock, which represented 5% of the issued and outstanding shares as of January 6, 2020. The tender offer expired at 11:59 P.M., Central Time, on February 7, 2020 (the “Offer Expiration Date”). As of the Offer Expiration Date, 11,009 Shares for a total of $217,583 were validly tendered and withdrawn pursuant to the tender offer.

PART C — OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1) Financial Statements:

Part A:	Financial Highlights.
Part B:

Flat Rock Core Income Fund Seed Money Financial Statements September 30, 2020

Consolidated Financial Statements of Flat Rock Capital Corp. (Predecessor Fund) For Period Ended June 30, 2020 (Unaudited)

Consolidated Financial Statements of Flat Rock Capital Corp. (Predecessor Fund) For the Year Ended December 31, 2019

(2) Exhibits

(a)(1)	Certificate of Trust of the Registrant.(1)
(a)(2)	Certificate of Amendment of the Registrant(4)
(a)(3)	Declaration of Trust*
(a)(4)	Amended and Restated Agreement and Declaration of Trust.(5)
(b)	Bylaws of the Registrant.(2)
(e)	Distribution Reinvestment Plan of the Registrant.*
(g)(1)	Investment Advisory Agreement by and between the Registrant and Flat Rock Global, LLC.*
(h)(1)	Distribution Agreement by and between the Registrant and ALPS Distributors, Inc.*
(j)	Custody Agreement by and between the Registrant and U.S. Bank National Association.(4)
(k)(1)	Form of Administration, Bookkeeping and Pricing Services Agreement by and between the Registrant and ALPS Fund Services, Inc.(4)
(l)	Opinion of Richards, Layton & Finger, P.A.*
(n)(1)	Consent of Cohen & Company, Ltd.*
(n)(2)	Consent of KPMG LLP. *
(n)(3)	Report of Independent Registered Public Accounting Firm on Supplemental Information*
(p)	Subscription Agreement.*
(r)(1)	Code of Business Conduct and Ethics of the Registrant.(4)
(r)(2)	Code of Business Conduct and Ethics of the Flat Rock Global.(3)

*	Filed herewith.
(1)	Incorporated by Reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-239281) filed on June 19, 2020.
(2)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2 (File No. 333-240039) filed on July 23, 2020.
(3)	Incorporated by Reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-239281) filed on September 2, 2020.

(4)	Incorporated by Reference to the Registrant’s Registration Statement on Form N-2 (File No. 333-240039) filed on October 1, 2020.
(5)	Incorporated by Reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-239281) filed on October 7, 2020.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

Not applicable.

C-1

Item 28. Persons Controlled by or Under Common Control with Registrant

The Registrant is not aware of any person that is directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by Flat Rock Global LLC, the Registrant’s investment adviser. Information regarding the ownership of Flat Rock Global LLC is set forth in its Form ADV as filed with the SEC (File No. 801-11062).

Item 29. Number of Holders of Securities

Number of Holders of Securities as of November 13, 2020
Name of Class	Number of Record Holders
Common Shares of Beneficial Interest	1

Item 30. Indemnification

Reference is made to Article VIII, Section 2 of the Registrant’s Agreement and Declaration of Trust (the “Declaration of Trust”). The Registrant hereby undertakes that it will comply the indemnification provisions of the Declaration of Trust in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect. The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, trustee, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant’s prospectus in the section entitled “Management of the Fund.” Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-110612), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

ALPS Fund Services, Inc. and ALPS Distributors, Inc., the Fund’s administrator and distributor, respectively, maintain certain required accounting related and financial books and records of the Registrant at 1290 Broadway, Suite 1000, Denver, Colorado 80203 and 1290 Broadway, Suite 1100, Denver, Colorado 80203, respectively. DST Systems, Inc., the Transfer Agent, maintains certain required accounting related and financial books and records of the Registrant at 430 W 7th Street, Suite 219238, Kansas City, MO 64105. U.S. Bank, the Fund’s custodian, maintains certain required accounting related and financial books and records of the Registrant at 1555 N. Riverside Drive, MK-WI-5302, Milwaukee, Wisconsin 53212. The other required books and records are maintained by the Adviser at 1350 6th Avenue, 18th Floor, New York, NY 10019.

Item 33. Management Services

Not Applicable.

C-2

Item 34. Undertakings

1.	Not Applicable.

2.	Not Applicable.

3.

The Registrant undertakes:

a. to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) To include any prospectus required by Section 10(a)(3) of the 1933 Act.

(2) To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b. That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

c. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

d. Each prospectus filed pursuant to Rule 424(b) under the 1933 Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e. That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the 1933 Act;

(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The Registrant undertakes that:

(a)	for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)	for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not Applicable

6.	Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, the Registrant’s statement of additional information.
C-3

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 13th day of November, 2020.

FLAT ROCK CORE INCOME FUND

By:	/s/ Robert K. Grunewald
Robert K. Grunewald
Chief Executive Officer

The undersigned trustees and officers of Flat Rock Core Income Fund hereby constitute and appoint Robert K. Grunewald and Richard A. Petrocelli, and each of them with full power to act without the other and with full power of substitution and resubstitution, as our true and lawful attorneys-in-fact with full power to execute in our name and on our behalf in the capacities indicated below, this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and thereby ratify and confirm that all such attorneys-in-fact, or any of them, or their substitutes shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	/s/ Robert K. Grunewald	Chairman of the Board of Trustees and	November 13, 2020
	Robert K. Grunewald (Principal executive officer)	Chief Executive Officer

	/s/ Richard A. Petrocelli	Chief Financial Officer	November 13, 2020
Richard A. Petrocelli (Principal financial and accounting officer)

	*	Independent Trustee	November 13, 2020
R. Scott Coolidge

	*	Independent Trustee	November 13, 2020
Marshall H. Durston

* By:	/s/ Robert K. Grunewald
Attorney-in-fact

C-4